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                       SALE AND MASTER SERVICING AGREEMENT

                            Dated as of June 1, 1999

                                      among

                      FREMONT HOME LOAN OWNER TRUST 1999-2

                                    (Issuer)

                PAINEWEBBER MORTGAGE ACCEPTANCE CORPORATION IV

                                   (Depositor)

                            FREMONT INVESTMENT & LOAN

                        (Transferor and Master Servicer)

                                       and

                            FIRST UNION NATIONAL BANK

                               (Indenture Trustee)

                      FREMONT HOME LOAN OWNER TRUST 1999-2

                          HOME LOAN ASSET BACKED NOTES

                                  SERIES 1999-2

--------------------------------------------------------------------------------

                                TABLE OF CONTENTS

                                                                            PAGE

                                    ARTICLE I

                                   DEFINITIONS

Section 1.01. Definitions.................................................
Section 1.02. Other Definitional Provisions...............................

                                   ARTICLE II

                          CONVEYANCE OF THE HOME LOANS

Section 2.01. Conveyance of the Home Loans................................
Section 2.02. Ownership and Possession of Home Loan Files.................
Section 2.03. Books and Records...........................................
Section 2.04. Delivery of Home Loan Documents.............................
Section 2.05. Acceptance by the Indenture Trustee of the Home Loans;
               Certain Substitutions; Certification by the Custodian......

                                   ARTICLE III

                         REPRESENTATIONS AND WARRANTIES

Section 3.01. Representations and Warranties of the Depositor.............
Section 3.02. Representations and Warranties of the Transferor............
Section 3.03. Representations, Warranties and Covenants of the Master
               Servicer...................................................
Section 3.04. Representations and Warranties Regarding Individual Home
               Loans......................................................
Section 3.05. Purchase and Substitution...................................

                                   ARTICLE IV

                ADMINISTRATION AND SERVICING OF THE HOME LOANS

Section 4.01. Appointment and Duties of the Master Servicer...............
Section 4.02. Interim Servicer............................................
Section 4.03. Powers of Attorney..........................................
Section 4.04. Filing of Continuation Statements...........................
Section 4.05. Reports to the Securities and Exchange Commission...........

                                    ARTICLE V

                         ESTABLISHMENT OF TRUST ACCOUNTS

Section 5.01. Collection Account and Note Payment Account.................
Section 5.01A. Claims Under Guaranty Policy...............................
Section 5.02. Certificate Distribution Account............................
Section 5.03. Trust Accounts; Trust Account Property......................
Section 5.04. Allocation of Losses........................................

                                   ARTICLE VI

                       STATEMENTS AND REPORTS; WITHHOLDING

Section 6.01. Statements..................................................
Section 6.02. Withholding.................................................

                                   ARTICLE VII

                          GENERAL SERVICING PROCEDURES

Section 7.01. [Reserved]..................................................
Section 7.02. Release of Home Loan Files..................................
Section 7.03. Servicing Compensation......................................
Section 7.04. Statement as to Compliance and Financial Statements.........
Section 7.05. Independent Public Accountants' Servicing Report............
Section 7.06. Reports to the Indenture Trustee; Collection Account
               Statements.................................................
Section 7.07. Financial Statements and Records of Servicer................

                                  ARTICLE VIII

                                   (RESERVED)

                                   ARTICLE IX

                               THE MASTER SERVICER

Section 9.01. Indemnification; Third Party Claims.........................
Section 9.02. Merger or Consolidation of the Master Servicer..............
Section 9.03. Limitation on Liability of the Master Servicer and Others...
Section 9.04. Master Servicer Not to Resign; Assignment...................
Section 9.05. [Reserved]..................................................
Section 9.06. Relationship of Master Servicer to the Issuer and the

               Indenture Trustee..........................................
Section 9.07. Master Servicer May Own Securities..........................
Section 9.08. Right to Examine Master Servicer Records....................
Section 9.09. Financial Statements........................................

                                    ARTICLE X

                                     DEFAULT

Section 10.01. Master Service Events of Default...........................
Section 10.02. [Reserved].................................................
Section 10.03. Waiver of Defaults.........................................
Section 10.04. Accounting Upon Termination of Master Servicer.............

                                   ARTICLE XI

                                   TERMINATION

Section 11.01. Termination................................................
Section 11.02. Optional Termination.......................................
Section 11.03. Notice of Termination......................................

                                   ARTICLE XII

                            MISCELLANEOUS PROVISIONS

Section 12.01. Acts of Noteholders........................................
Section 12.02. Amendment..................................................
Section 12.03. Recordation of Agreement...................................
Section 12.04. Duration of Agreement......................................
Section 12.05. Governing Law..............................................
Section 12.06. Notices....................................................
Section 12.07. Severability of Provisions.................................
Section 12.08. No Partnership.............................................
Section 12.09. Counterparts...............................................
Section 12.10. Successors and Assigns.....................................
Section 12.11. Headings...................................................
Section 12.12. Actions of Securityholders.................................
Section 12.13. Reports to Rating Agencies.................................
Section 12.14. Holders of the Residual Interest Certificates..............
Section 12.15. Year 2000 Compliance.......................................
Section 12.16. Grant of Noteholder Rights to Securities Insurer...........
Section 12.17. Third Party Beneficiary....................................
Section 12.18. Suspension and Termination of Securities Insurer's

               Rights.....................................................

EXHIBITS:

A - Home Loan Schedule

B - Form of Servicer's Monthly Remittance Report to Indenture Trustee

C - Form of Loan Liquidation Report

D - Form of Master Servicer Renewal Notice

E - Form of Standard Servicing Terms

            This SALE AND MASTER SERVICING AGREEMENT is entered into effective as of June 1, 1999, (this "Agreement") among FREMONT HOME LOAN OWNER TRUST 1999-2, a Delaware business trust (the "Issuer" or the "Trust"), PAINEWEBBER MORTGAGE ACCEPTANCE CORPORATION IV, a Delaware corporation, as Depositor (the "Depositor"), FREMONT INVESTMENT & LOAN, a California industrial loan company ("Fremont"), as Transferor (in such capacity, the "Transferor") and Master Servicer (in such capacity, the "Master Servicer") and FIRST UNION NATIONAL BANK, a national banking association, as Indenture Trustee on behalf of the Noteholders (the "Indenture Trustee").

                             W I T N E S S E T H:

            In consideration of the mutual agreements herein contained, the parties hereto hereby agree as follows for the benefit of each of them and for the benefit of the holders of the Notes issued under the Indenture, the Residual Interest Certificates issued under the Owner Trust Agreement and the Securities Insurer for issuing the Guaranty Policy:

                                    ARTICLE I

                                   DEFINITIONS

            Section 1.01.  Definitions.

            Whenever used in this Agreement, the following words and phrases, unless the context otherwise requires, shall have the meanings specified in this Article. Unless otherwise specified, all calculations of interest described herein shall be made on the basis of the actual number of days elapsed during the related Interest Accrual Period and a 360-day year.

            Accepted Servicing Procedures: Servicing procedures that satisfy the following: (a) meet at least the same standards the Servicer would follow in exercising reasonable care in servicing consumer mortgage loans such as the Home Loans held for its own account; (b) comply with applicable state and federal law; (c) comply with the provisions of the related Debt Instruments and Mortgages; and (d) give due consideration to the accepted standards of practice of prudent consumer loan servicers that service sub-prime mortgage loans comparable to the Home Loans, including the terms set forth in the Standard Servicing Terms set forth herein as Exhibit E, and the reliance placed by the Securities Insurer, the Master Servicer and Securityholders on the Servicer for the servicing of the Home Loans, but without regard to:

            (i)   any   relationship   that the Servicer or any Affiliate of the
Servicer may have with the related Obligor;

            (ii)  the  ownership  of   any   Notes  or  the  Residual   Interest
Certificates by the Servicer or any Affiliate of the Servicer;

            (iii) the Servicer's obligation to make Servicing Advances; or

            (iv) the Servicer's right to receive compensation for its services hereunder with respect to any particular transaction.

            Accrual Period: With respect to the Class A-1 Notes and any Payment Date the calendar month immediately preceding the month in which the relevant Payment Date occurs. With respect to the Class A-2 and Class A-3 Notes and any Payment Date, the period commencing on the Payment Date preceding the month in which the related Payment Date occurs and ending on the day immediately preceding the related Payment Date, except in the case of the first Payment Date, which shall be the period commencing on the Closing Date and ending on the day immediately preceding the first Payment Date.

            Administration Agreement: The Administration Agreement, dated as of June 1, 1999, by and among the Issuer, First Union National Bank and Fremont Investment & Loan.

            Affiliate: With respect to any specified Person, any other Person controlling, controlled by, or under common control with such specified Person. For the purposes of this definition, the term "control", when used with respect to any specified Person, means the power to direct the management and policies of such Person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise, and the terms "controlling" and "controlled" have corresponding meanings.

            Aggregate Pool Principal Balance: With respect to any date of determination, the aggregate of the Pool 1 Principal Balance, the Pool 2 Principal Balance and the Pool 3 Principal Balance.

            Agreement:   This  Sale  and  Master  Servicing  Agreement  and  all
amendments hereof and supplements hereto.

            Annual Loss Percentage: With respect to any Payment Date, a fraction, expressed as a percentage, the numerator of which is the Realized Losses for the twelve preceding Due Periods ending on the last day of the preceding Due Period and the denominator of which is the Aggregate Pool Principal Balance as of the first day of the twelfth preceding Due Period.

            Assignment  of  Mortgage:   With  respect  to  each  Home  Loan,  an
assignment, notice of transfer or equivalent instrument sufficient under the laws of the jurisdiction wherein the related Mortgaged Property is located to reflect or record the sale of the related Home Loan which assignment, notice of transfer or equivalent instrument may be in the form of one or more blanket assignments covering Mortgages secured by Mortgaged Properties located in the same county, if permitted by law.

            Available Collection Amount: With respect to any Payment Date and each Class of Notes, an amount without duplication equal to the sum of: (i) all amounts received on the Home Loans in the related Pool or paid by the Master Servicer, the Servicer, the Indenture Trustee or the Transferor during the related Due Period (exclusive of amounts not required to be deposited in the Collection Account pursuant to Section 5.01(b)(1) hereof and amounts permitted to be withdrawn from the Collection Account pursuant to Section 5.01(b)(4) hereof, in each case with respect to such Home Loans); (ii) upon exercise of optional redemption of the Notes and termination of the Issuer pursuant to
Section 11.02 hereof, the portion of the Termination Price allocable to such Home Loans; and (iii) the Purchase Price paid for any Home Loans purchased pursuant to Section 3.05 hereof prior to the related Determination Date and the Substitution Adjustment with respect to the applicable Pool to be deposited in the Collection Account in connection with any substitution for any such Home Loans, in each case prior to the related Determination Date.

            Available Payment Amount: With respect to any Payment Date and any Class of Notes, the Available Collection Amount for such Class deposited into the Note Payment Account, minus the amount of any Trust Fees and Expenses allocated to such Class required to be paid from the Note Payment Account pursuant to Section 5.01(c)(i) hereof to the extent not previously paid or taken into account in determining the Available Collection Amount for such Class.

            Business Day: Any day other than (a) a Saturday or Sunday, or (b) a day on which the banking institutions are authorized or obligated by law or executive order to be closed in a city at any of the following locations: (i) The City of New York, (ii) where the Securities Insurer is located, (iii) where the Corporate Trust Office of the Indenture Trustee is located, (iv) where the servicing operations of the Servicer are located or (v) where the master servicing operations of the Master Servicer are located.

            Call Option Date: The first Payment Date on which the Aggregate Pool Principal Balance has declined to 10% or less of the Cut-Off Date Aggregate Pool Principal Balance.

            Certificate Distribution Account: The account designated as such, established and maintained pursuant to Section 5.02 hereof.

            Certificate   Register:   The  register  established  pursuant  to
Section 3.4 of the Owner Trust Agreement.

            Certificateholder:  A holder of a Residual Interest Certificate.

            Class: With respect to the Notes, all Notes bearing the same class designation.

            Class A-1 Note:  As defined in the Recitals to the Indenture.

            Class A-1 Stepped Down Percentage: For any Payment Date on or after the Stepdown Date on which the Step Down Test is satisfied, a percentage equal to (i) the percentage equivalent of a fraction, the numerator of which is 3.75% of the Cut-Off Date Pool 1 Principal Balance and the denominator of which is the Pool 1 Principal Balance as of such Payment Date, minus (ii) the percentage equivalent of a fraction, the numerator of which is the product of (A) the percentage calculated under clause (i) above minus 7.50% multiplied by (B) the number of consecutive Payment Dates through and including the Payment Date for which the Class A-1 Stepped Down Percentage is being calculated, up to a maximum of six, for which the Step Down Test has been satisfied and the denominator of which is six.

            Class A-2 Note:  As defined in the Recitals to the Indenture.

            Class A-2 Spread Squeeze Amount: With respect to any Payment Date on or after the Payment Date in July 2000, an amount (not less than zero) equal to the product, obtained by multiplying (i) three, (ii) the excess, if any, of 2.00% (with respect to the 13th through the 24th Payment Date) or 3.00% (with respect to any Payment Date after the 24th Payment Date) over the Spread Squeeze Percentage for the Class A-2 Notes for such Payment Date and (iii) the Cut-Off Date Pool 2 Principal Balance.

            Class A-2 Stepped Down Percentage: For any Payment Date on or after the Stepdown Date on which the Step Down Test is satisfied, a percentage equal to (i) the percentage equivalent of a fraction, the numerator of which is 4.50% of the Cut-Off Date Pool 2 Principal Balance and the denominator of which is the Pool 2 Principal Balance as of such Payment Date, minus (ii) the percentage equivalent of a fraction, the numerator of which is the product of (A) the percentage calculated under clause (i) above minus 9.00% multiplied by (B) the number of consecutive Payment Dates through and including the Payment Date for which the Class A-2 Stepped Down Percentage is being calculated, up to a maximum of six, for which the Step Down Test has been satisfied and the denominator of which is six.

            Class A-3 Note:  As defined in the Recitals to the Indenture.

            Class A-3 Spread Squeeze Amount: With respect to any Payment Date on or after the Payment Date in July 2000, an amount (not less than zero) equal to the product, obtained by multiplying (i) three, (ii) the excess, if any, of 2.00% (with respect to the 13th through the 24th Payment Date) or 3.00% (with respect to any Payment Date after the 24th Payment Date) over the Spread Squeeze Percentage for the Class A-3 Notes for such Payment Date and (iii) the Cut-Off Date Pool 3 Principal Balance.

            Class A-3 Stepped Down Percentage: For any Payment Date on or after the Stepdown Date on which the Step Down Test is satisfied, a percentage equal to (i) the percentage equivalent of a fraction, the numerator of which is 4.50% of the Cut-Off Date Pool 3 Principal Balance and the denominator of which is the Pool 3 Principal Balance as of such Payment Date, minus (ii) the percentage equivalent of a fraction, the numerator of which is the product of (A) the percentage calculated under clause (i) above minus 9.00% multiplied by (B) the number of consecutive Payment Dates through and including the Payment Date for which the Class A-3 Stepped Down Percentage is being calculated, up to a maximum of six, for which the Step Down Test has been satisfied and the denominator of which is six.

            Closing Date:  June 24, 1999.

            Code: The Internal Revenue Code of 1986, as amended from time to time, and Treasury Regulations promulgated thereunder.

            Collection Account: The Eligible Account established and maintained by the Indenture Trustee pursuant to Section 5.01(a)(i) hereof.

            Compensating Interest: With respect to any Due Period, the amount of the shortfall in the interest portion of the Monthly Payments due on Home Loans that prepay in full or in part during the related month other than on the date the Monthly Payments were due.

            Custodial Agreement: The custodial agreement dated as of June 1, 1999 by and among the Depositor, the Issuer, Fremont, as the Transferor and as the Master Servicer, and First Union National Bank, a national banking association, as the custodian, providing for the retention of the Indenture Trustee's Home Loan Files by such custodian on behalf of the Issuer.

            Custodian: Any custodian acceptable to the Securities Insurer and appointed by the Indenture Trustee pursuant to the Custodial Agreement, which custodian shall not be affiliated with the Master Servicer, the Transferor, the Servicer or the Depositor. First Union National Bank, shall be the initial Custodian pursuant to the terms of the Custodial Agreement.

            Custodian's Final Certification: As defined in Section 1(c) of the Custodial Agreement.

            Custodian's Initial Certification: As defined in Section 1(a) of the Custodial Agreement.

            Custodian's Updated Certification: As defined in Section 1(c) of the Custodial Agreement.

            Cut-Off Date:  The close of business on June 1, 1999.

            Cut-Off Date Aggregate Pool Principal Balance: $495,492,168, which is the sum of (i) $79,823,236 (the Cut-Off Date Pool 1 Principal Balance), (ii) $342,523,735 (the Cut-Off Date Pool 2 Principal Balance) and (iii) $73,145,197 (the Cut-Off Date Pool 3 Principal Balance).

            Cut-Off Date Pool 1 Principal Balance: With respect to Pool 1, $79,823,236, which is the aggregate unpaid principal balance with respect to the Pool 1 Home Loans as of the Cut-Off Date.

            Cut-Off Date Pool 2 Principal Balance: With respect to Pool 2, $342,523,735, which is the aggregate unpaid principal balance with respect to the Pool 2 Home Loans as of the Cut-Off Date.

            Cut-Off Date Pool 3 Principal Balance: With respect to Pool 3, $73,145,197, which is the aggregate unpaid principal balance with respect to the Pool 3 Home Loans as of the Cut-Off Date.

            Cut-Off Date Pool Principal Balance: With respect to (i) Pool 1, Cut-Off Date Pool 1 Principal Balance, (ii) Pool 2, Cut-Off Date Pool 2 Principal Balance and (iii) Pool 3, Cut-Off Date Pool 3 Principal Balance, as applicable.

            Debt Instrument: The mortgage note evidencing the indebtedness of an Obligor under a Home Loan.

            Defaulted Home Loan: With respect to any date of determination, any Home Loan, including, without limitation, any Liquidated Home Loan with respect to which any of the following has occurred as of the end of the preceding Due
Period: (a) foreclosure or similar proceedings have been commenced; or (b) the Servicer has determined in good faith and in accordance with the Accepted Servicing Procedures that such Home Loan is in default for a period in excess of 30 days or imminent default and that such default or imminent default involves the nonpayment of any Monthly Payment or a default which has or would have a material adverse affect on such Home Loan.

            Defective Home Loan:  As defined in Section 3.05 hereof.

            Deficiency Amount: As of any Payment Date and for any Class of Notes, the sum of (a) the amount by which (1) the Noteholders' Interest Payment Amount for such Class of Notes on such Payment Date less Relief Act Shortfalls for such Class for such Payment Date, exceeds (2) the sum of (x) the Available Payment Amount for such Class of Notes for such Payment Date, (y) the amounts allocable to such Class of Notes from the Reserve Account for such Payment Date pursuant to Section 5.01(d) and (z) the amounts allocable to such Class of Notes from Excess Spread from the other Classes of Notes for such Payment Date pursuant to Section 5.01(d), and (b) the portion of the Noteholders' Principal Deficiency Amount allocated to such Class for such Payment Date. The Deficiency Amount for any Payment Date shall be calculated without giving effect to any Insured Payment for such Payment Date.

            Deleted Home Loan: A Home Loan replaced or to be replaced by one or more than one Qualified Substitute Home Loan.

            Delinquent: A Home Loan is "Delinquent" if any Monthly Payment due thereon is not made by the Due Date. A Home Loan shall be deemed to be "30 days Delinquent" if the delinquency remains uncured for two calendar months, but not three. The determination of whether a Home Loan is "60 days Delinquent," "90 days Delinquent", etc., shall be made in like manner.

            Delivery: When used with respect to Trust Account Property means the delivery of such Trust Account Property in a manner that results in the transferee having either the status of a perfected security interest free of any adverse claims or a holder in due course in accordance with the following: (a) in the case of "certificated securities" or "uncertificated securities" (in either case as defined in Article 8 of the UCC), the applicable provisions of
Article 8 of the UCC, and in the case of "instruments", "accounts" or "general intangibles" (in either case as defined in Article 9 of the UCC), the applicable provisions of Article 9 of the UCC; or (b) in the case of book-entry securities governed by Federal law, the applicable provisions of Federal law.

            Denomination: With respect to a Note, the applicable portion of the Original Note Principal Balance represented by such Note as specified on the face thereof.

            Depositor:   PaineWebber  Mortgage  Acceptance   Corporation  IV,  a
Delaware corporation, and any successor thereto.

            Determination Date: With respect to any Payment Date, the 18th calendar day of the month in which such Payment Date occurs or if such day is not a Business Day, the immediately preceding Business Day.

            Due Date: With respect to a Monthly Payment, the day of the month on which such Monthly Payment is due from the Obligor on a Home Loan.

            Due Period: With respect to any Determination Date or Payment Date, the 2nd day of the calendar month preceding the month in which the relevant Determination Date or Payment Date occurs, and ending on the 1st day of the month in which the relevant Determination Date or Payment Date occurs.

            Eligible Account:  At any time, an account that is either:

            (a) A segregated account or accounts maintained with an institution that satisfies the following: (1) whose deposits are insured by the FDIC; (2) whose unsecured and uncollateralized long-term debt obligations of which are then rated by each Rating Agency in one of their two highest short-term ratings; and (3) which is either (i) a federal savings and loan association duly organized, validly existing and in good standing under the federal banking laws, (ii) an institution duly organized, validly existing and in good standing under the applicable banking laws of any state, (iii) a national banking association duly organized, validly existing and in good standing under the federal banking laws, (iv) a principal subsidiary of a bank holding company, or (v) an institution approved in writing by the Securities Insurer and each Rating Agency; or

            (b) A segregated trust account or accounts maintained with the corporate trust department of a federal or state chartered depository institution that satisfies the following: (1) is acceptable to the Securities Insurer and each Rating Agency; (2) has capital and surplus of not less than $100,000,000; and (3) is acting in its fiduciary capacity.

            Eligible Servicer: A Person that (i) has demonstrated the ability professionally and competently to service a portfolio of mortgage loans similar to the Home Loans, (ii) has a net worth calculated in accordance with GAAP of at least $500,000, and (iii) is acceptable to the Securities Insurer and each Rating Agency.

            Excess Spread: With respect to any Payment Date and any Class of Notes, the excess, if any, of (a) the Available Payment Amount for such Class of Notes over (b) the Regular Payment Amount for such Class of Notes.

            FDIC: The Federal Deposit Insurance Corporation and any successor thereto.

            FHLMC: Freddie Mac (f/k/a Federal Home Loan Mortgage Corporation) and any successor thereto.

            FNMA: Fannie Mae (f/k/a Federal National Mortgage Association) and any successor thereto.

            Foreclosed Loan: As of any date of determination, any Home Loan that has been discharged as a result of (i) the completion of foreclosure or comparable proceedings; (ii) the Issuer's acceptance of the deed or other evidence of title to any related Mortgaged Property in lieu of foreclosure or other comparable proceeding; or (iii) the acquisition by the Issuer of title to any related Mortgaged Property by operation of law.

            Foreclosure Property: Any real property securing a Foreclosed Loan that has been acquired by the Servicer through foreclosure, deed in lieu of foreclosure or similar proceedings in respect of the related Home Loan.

            Fremont: Fremont Investment & Loan, a California industrial loan company.

            GAAP: Generally accepted accounting principles as in effect in the United States.

            Guaranty Insurance Premium: The premium payable monthly that is specified in the Premium Letter.

            Guaranty Policy: That certain financial guaranty insurance policy for the Notes, number 50825-N dated June 24, 1999, and issued by the Securities Insurer to the Indenture Trustee and guaranteeing payment of any Insured Payment thereunder.

            Home Loan: Any mortgage loan that is included in a Pool, from time to time. As applicable, a Home Loan shall be deemed to refer to the related Debt Instrument, the Mortgage and any related Foreclosure Property, and shall include, among other items, all Monthly Payments with a Due Date after the Cut-Off Date.

            Home Loan File: As to each Home Loan, the Indenture Trustee's Home Loan File and the Servicer's Home Loan File.

            Home Loan Interest Rate: The annual rate of interest borne by a Debt Instrument, as shown on the related Home Loan Schedule.

            Home Loan Purchase Agreement: The Home Loan Purchase Agreement between the Transferor and the Depositor, dated as of June 1, 1999.

            Home Loan Schedule: The schedule of Home Loans set forth on Exhibit A attached hereto, as amended or supplemented from time to time specifying, with respect to each Home Loan, the following information: (i) the Transferor's Home Loan number; (ii) the Obligor's name and the street address; (iii) the current principal balance; (iv) the original principal amount with respect to any Home Loan originated by the Transferor and the principal amount purchased by the Transferor with respect to a Home Loan acquired by the Transferor subsequent to its origination; (v) any related Loan-to-Value Ratio as of the date of the origination of the related Home Loan; (vi) the paid through date; (vii) whether the Home Loan pays interest at a fixed rate or an adjustable rate; (viii) the current Home Loan Interest Rate; (ix) if such Home Loan has an adjustable Home Loan Interest Rate, (A) the initial rate reset date, (B) the frequency of the rate reset, (C) the initial periodic cap, (D) the subsequent periodic cap, (E) the margin, (F) the maximum lifetime rate and (G) the minimum lifetime rate; (x) the final maturity date under the Debt Instrument; (xi) the current Monthly Payment; (xii) the occupancy status of the Mortgaged Property, if any; (xiii) the original term of the Debt Instrument; and (xiv) the applicable Home Loan Pool number.

            Indemnification and Contribution Agreement: The Indemnification and Contribution Agreement dated as of June 16, 1999 by and among Fremont Investment & Loan, the Depositor, PaineWebber Incorporated, Credit Suisse First Boston Corporation, Chase Securities Inc., First Union Capital Markets Corp. and Banc One Capital Markets, Inc.

            Indenture: The Indenture, dated as of June 1, 1999, between the Issuer and the Indenture Trustee.

            Indenture Trustee: First Union National Bank, a national banking association, as Indenture Trustee under the Indenture and this Agreement acting on behalf of the Noteholders, or any successor indenture trustee under the Indenture or this Agreement.

            Indenture Trustee Fee: As to any Payment Date, the product of (i) one-twelfth (1/12) of the Indenture Trustee Fee Rate and (ii) the Aggregate Pool Principal Balance as of the opening of business on the first day of the Due Period immediately preceding the calendar month of such Payment Date (or, with respect to the first Payment Date, the Cut-Off Date Aggregate Pool Principal Balance).

            Indenture Trustee Fee Rate: 0.0065% (0.65 basis points) per annum.

            Indenture  Trustee's  Home Loan File:  As  defined  in Section  2.04 hereof.

            Independent: When used with respect to any specified Person, such Person (i) is in fact independent of the Transferor, the Servicer, the Master Servicer, the Depositor, the Securities Insurer, the Indenture Trustee or any of their respective Affiliates, (ii) does not have any direct financial interest in, or any material indirect financial interest in, any of the Transferor, the Servicer, the Master Servicer, the Depositor, the Securities Insurer, the
Indenture Trustee or any of their respective Affiliates and (iii) is not connected with any of the Transferor, the Servicer, the Depositor, the Securities Insurer, the Indenture Trustee or any of their respective Affiliates, as an officer, employee, promoter, underwriter, trustee, partner, director or Person performing similar functions; provided, however, that a Person shall not fail to be Independent of the Transferor, the Servicer, the Depositor, the Securities Insurer, the Indenture Trustee or any of their respective Affiliates merely because such Person is the beneficial owner of 1% or less of any the securities issued by the Transferor, the Servicer, the Depositor or any of their respective Affiliates, as the case may be.

            Independent Accountants: A firm of nationally recognized certified public accountants that is in fact Independent.

            Initial Reserve Deposit: An amount equal to the product of (i) the Cut-Off Date Aggregate Pool Principal Balance and (ii) 0.15% (15 basis points).

            Insurance Agreement: The Insurance and Indemnity Agreement, dated as of June 1, 1999, among the Securities Insurer, the Transferor, the Master Servicer, the Depositor and the Issuer.

            Insured Payment: With respect to the Guaranty Policy, as of any Payment Date and for any Class of Notes, (i) any Deficiency Amount for such

Class and (ii) any Preference Amount for such Class.

            Insured Securities:  Each of the Notes.

            Interest Reduction Amount: As to any Payment Date with respect to any Class of Notes, the sum of the Servicing Fee, the Master Servicer Fee and the Indenture Trustee Fee on the Home Loans in the related Pool for the related Due Period, and the Guaranty Insurance Premium payable with respect to such Class for such Payment Date, provided that on any Payment Date on or after the Payment Date occurring in July 2000, the Interest Reduction Amount shall increase by an amount equal to one-twelfth of the product of 0.50% and the Pool Principal Balance for the related Pool of Home Loans as of the first day of the related Due Period.

            Issuer: Fremont Home Loan Owner Trust 1999-2, a Delaware business trust.

            LIBOR: For any Accrual Period, the rate for United States dollar deposits for one month that appears on the Telerate Screen Page 3750 as of 11:00 a.m., London, England time, on the LIBOR Determination Date. If such rate does not appear on such page (or such other page as may replace such page on such service, or if such service is no longer offered, such other service for displaying LIBOR or comparable rates as may be reasonably selected by the Indenture Trustee), the rate will be the Reference Bank Rate. If no such quotations can be obtained and no Reference Bank Rate is available, LIBOR will be LIBOR applicable to the preceding Payment Date. The establishment of LIBOR on each LIBOR Determination Date by the Indenture Trustee and the Indenture Trustee's calculation of the rate of interest applicable to the Class A-2 and Class A-3 Notes for the related Accrual Period shall (in the absence of manifest error) be final and binding.

            LIBOR Business Day: Any day other than (i) a Saturday or a Sunday or
(ii) a day on which banking institutions in the city of London, England are required or authorized by law to be closed.

            LIBOR Determination Date: For any Accrual Period, the second LIBOR Business Day prior to the first day of such Accrual Period.

            Liquidated Home Loan: With respect to any date of determination, any Foreclosure Property or any Home Loan in respect of which a Monthly Payment is in excess of 30 days past due and as to which the Servicer has determined that all amounts which it reasonably and in good faith expects to collect have been recovered from or on account of such Home Loan or the related Foreclosure
Property; provided, however, that in any event any Home Loan or the related Foreclosure Property shall be deemed uncollectible and therefore be a Liquidated Home Loan upon the earliest to occur of: (i) the liquidation or disposition of such Home Loan or the related Foreclosure Property; or (ii) the determination by the Servicer in accordance with the Accepted Servicing Procedures that there is no reasonable likelihood of (A) recovering an economically significant amount attributable to the outstanding interest and principal owing on such Home Loan from either the related Mortgaged Property or the Obligor, in excess of (B) the costs and expenses to obtain such recovery (including without limitation any Servicing Advances), and in relation to (C) the expected timing of such recovery therefrom.

            Liquidation Proceeds: With respect to a Liquidated Home Loan, any cash amounts received in connection with the liquidation or disposition of such Liquidated Home Loan, whether through trustee's sale, foreclosure sale or other disposition, any cash amounts received in connection with the management of the Foreclosure Properties from Foreclosed Home Loans and any other amounts required to be deposited in the Collection Account pursuant to Section 5.01(b) hereof, in each case other than Property Insurance Proceeds and Released Mortgaged Property Proceeds.

            Loan-to-Value Ratio: With respect to any Home Loan, the fraction, expressed as a percentage, (a) the numerator of which is the principal balance of such Home Loan at origination and (b) the denominator of which is the value as determined pursuant to the Transferor's underwriting guidelines of the related Mortgaged Property at the time of origination of such Home Loan.

            Majority Noteholders: The holder or holders of in excess of 50% of the Note Principal Balance of all the Notes.

            Majority Residual Interestholders: The holder or holders of more than 50% of the Residual Interest.

            Master Servicer: Fremont Investment & Loan, a California industrial loan company, as Master Servicer hereunder, or any successor Master Servicer hereunder.

            Master Servicer Compensation: The Master Servicer Fee and other amounts to which the Master Servicer is entitled pursuant to Section 4.01(a) hereof.

            Master Servicer Event of Default: As described in Section 10.01 hereof.

            Master Servicer Fee: As to each Home Loan (including any Home Loan that has been foreclosed and has become a Foreclosure Property, but excluding any Liquidated Home Loan), the fee payable monthly to the Master Servicer on each Payment Date, which shall equal the product of (a) one-twelfth (1/12) of 0.15% (15 basis points) and (b) the Principal Balance of such Home Loan as of the beginning of the immediately preceding Due Period.

            Maturity Date: With respect to each Class of Notes, the Payment Date occurring in the following month and year:

            Class A-1:   June 2029
            Class A-2:   June 2029
            Class A-3:   June 2029

            Monthly Advance:  As defined in Section 4.01(h) hereof.

            Monthly Advance Reimbursement Amount: With respect to any date of determination and with respect to the receipt of proceeds from or the liquidation of a Home Loan for which any Monthly Advances have been made, the amount of any such Monthly Advances that have not been reimbursed as of such date, including Nonrecoverable Monthly Advances.

            Monthly Cut-Off Date: With respect to any Payment Date, the close of business on the first day of the calendar month of such Payment Date.

            Monthly Payment: The scheduled monthly payment of principal and/or interest required to be made by an Obligor on the related Home Loan, as set forth in the related Debt Instrument.

            Moody's: Moody's Investors Service, Inc., or any successor thereto.

            Mortgage: The mortgage, deed of trust or other security instrument creating a lien in accordance with applicable law on a Mortgaged Property to secure the Debt Instrument which evidences a Home Loan.

            Mortgaged Property: The real property encumbered by the Mortgage that secures the Debt Instrument evidencing a Home Loan.

            Mortgaged Property States: Each state in which any Mortgaged Property securing a Home Loan is located as set forth in the Home Loan Schedule.

            Net Interest Rate: As to any Payment Date with respect to any Class of Notes, the annualized percentage derived from the fraction (which shall not be greater than 1), the numerator of which is the positive difference, if any, between (x) the amount of all interest due on the Home Loans in the related Pool during the related Due Period and (y) the Interest Reduction Amount for such Class and the denominator of which is the aggregate Note Principal Balance of such Class immediately prior to such Payment Date.

            Net Liquidation Proceeds: With respect to any Payment Date, Liquidation Proceeds received during the related Due Period, net of any reimbursements to the Servicer or the Master Servicer, as the case may be, made from such amounts for the following: (i) any unreimbursed Servicing Compensation or Master Servicer Compensation, (ii) Servicing Advances (including Nonrecoverable Servicing Advances) made, (iii) Monthly Advances (including Nonrecoverable Monthly Advances) made, and (iv) any other fees and expenses paid in connection with the foreclosure, conservation or liquidation of the related Liquidated Home Loan or Foreclosure Property.

            Net Loan Losses: With respect to any Defaulted Home Loan that is subject to a modification, an amount equal to the portion of the Principal Balance, if any, released in connection with such modification.

            Nonrecoverable Monthly Advance: With respect to any Defaulted Home Loan or any Foreclosure Property, any Monthly Advance previously made and not reimbursed from late or other fee collections, Liquidation Proceeds, Property Insurance Proceeds or the Released Mortgaged Property Proceeds following the liquidation or disposition of such Defaulted Home Loan or Foreclosure Property, as evidenced by an Officer's Certificate delivered to the Indenture Trustee and the Securities Insurer.

            Nonrecoverable Servicing Advance: With respect to any Defaulted Home Loan or any Foreclosure Property, any Servicing Advance previously made and not reimbursed from late or other fee collections, Liquidation Proceeds, Property Insurance Proceeds or the Released Mortgaged Property Proceeds following the liquidation or disposition of such Defaulted Home Loan or Foreclosure Property, as evidenced by an Officer's Certificate delivered to the Indenture Trustee, the Master Servicer and the Securities Insurer.

            Note: Any of the Class A-1 Notes, Class A-2 Notes or Class A-3 Notes issued pursuant to the Indenture.

            Note Factor: With respect to each Class of Notes any date of determination, the Note Principal Balance divided by the Original Note Principal Balance of such Class.

            Note Interest Rate: With respect to each Class of Notes, the annual rate of interest payable to the holders of such Class of Notes, as specified below:

                          Class                   Note Interest Rate

                          Class A-1               7.28% (1)
                          Class A-2                    (2)
                          Class A-3                    (3)

            (1) Commencing on the first day of the Accrual Period in which the Call Option Date occurs, the Note Interest Rate shall be increased by 0.50% per annum.

            (2) The lesser of (i) the lesser of (A) LIBOR plus 0.24%, or commencing on the first day of the Accrual Period in which the Call Option Date occurs, LIBOR plus 0.48% and (B) 13.00%, and
                  (ii) the Net Interest Rate.

            (3) The lesser of (i) the lesser of (A) LIBOR plus 0.29%, or commencing on the first day of the Accrual Period in which the Call Option Date occurs, LIBOR plus 0.58% and (B) 13.00%, and
                  (ii) the Net Interest Rate.

            Note  Payment  Account:   The  Eligible   Account   established  and
maintained pursuant to Section 5.01(a)(ii) hereof.

            Note Principal Balance: With respect to any Class of Notes, as of any date of determination, the Original Note Principal Balance for such Class reduced by the sum of all amounts previously distributed in respect of principal of such Class on all previous Payment Dates prior to such date of determination.

            Note Redemption Amount: As of any date of determination, an amount without duplication equal to the sum of (i) the then outstanding Note Principal Balance of each Class of Notes plus all accrued and unpaid interest on such balance at the applicable Note Interest Rate (determined without the application of the Net Interest Rate as provided in clause (ii) of the applicable definition of "Note Interest Rate") and including any unpaid Noteholders' Interest Carry-Forward Amount for the Class A-2 and Class A-3 Notes through the last day of the Accrual Period relating to such Payment Date, (ii) any Trust Fees and Expenses due and unpaid on such date, (iii) any Servicing Advance Reimbursement Amount and Monthly Advance Reimbursement Amount including such advances deemed to be nonrecoverable and (iv) any due and unpaid Securities Insurer Reimbursement Amount.

            Noteholder:  A holder of a Note.

            Noteholders' Interest Carry-Forward Amount: With respect to any Payment Date and the Class A-2 and Class A-3 Notes, (A) if on such Payment Date the Note Interest Rate of such Class was limited pursuant to clause (ii) of the applicable definition of "Note Interest Rate," the excess, if any, of the amount of interest that would have accrued on such Class of Notes for such Payment Date pursuant to the definition thereof, over the amount of interest that was due on such Class of Notes for such Payment Date pursuant to clause (ii) of the definition thereof, plus (B) any outstanding Noteholders' Interest Carry-Forward Amount for such Class remaining unpaid from prior Payment Dates, together with interest on such unpaid amount at the Note Interest Rate for such Class of Notes (without regard to such clause (ii)).

            Noteholders' Interest Payment Amount: With respect to any Payment Date and any Class of Notes, the sum of the Noteholders' Monthly Interest Payment Amount for such Class on such Payment Date and the Noteholders' Interest Shortfall Amount for such Class on such Payment Date.

            Noteholders' Interest Shortfall Amount: With respect to any Payment Date and any Class of Notes, the excess, if any, of (A) the Noteholders' Monthly Interest Payment Amount for such Class for the preceding Payment Date plus any outstanding Noteholders' Interest Shortfall Amount for such Class on such preceding Payment Date, over (B) the amount in respect of interest for such Class that is actually deposited in the Note Payment Account on such preceding Payment Date.

            Noteholders' Monthly Interest Payment Amount: With respect to each Payment Date and any Class of Notes, the interest accrued during the related Accrual Period at the Note Interest Rate for such Class on the Note Principal Balance for such Class immediately preceding such Payment Date (or, in the case of the first Payment Date, beginning on the Closing Date) after giving effect to all payments of principal to the holders of such Class of Notes on or prior to such preceding Payment Date.

            Noteholders' Principal Deficiency Amount: (1) With respect to any Payment Date (other than as set forth in (2) below), the excess, if any, of (a) the aggregate of the Note Principal Balances of all Classes of Notes as of such Payment Date (after giving effect to all payments of principal on the Notes on such Payment Date, but without giving effect to the application of any Insured Payment to be made on such Payment Date), over (b) the Aggregate Pool Principal Balance as of the end of the related Due Period; and (2) with respect to the Maturity Date of any Class of Notes, the excess of (a) the aggregate of the Note Principal Balances (after giving effect to all payments of principal on the Notes on such Payment Date, but without giving effect to the application of any Insured Payment to be made on such Payment Date), over (b) the aggregate of the Available Payment Amounts for all Classes of Notes remaining after the payment of the Noteholders' Interest Payment Amount for all Classes of Notes and the Regular Principal Payment Amount for all Classes of Notes for such Payment Date. The Noteholders' Principal Deficiency Amount with respect to any Payment Date will be allocated among the Classes of Notes that have Overcollateralization Deficits on such Payment Date, pro rata, based on the amount of such deficits.

            Obligor:  Each obligor on a Debt Instrument.

            OC Trigger Increase Event: With respect to any Payment Date, the occurrence of any of the following: (1) the Three-Month Average Delinquency equals or exceeds 13.00%; (2) the Annual Loss Percentage equals or exceeds 1.25%; or (3) cumulative Realized Losses as a percentage of the Cut-Off Date
Aggregate Pool Principal Balance, equal or exceed the following percentages based on the month of determination after the Closing Date:

            MONTH OF                   CUMULATIVE
            DETERMINATION              REALIZED LOSSES
            -------------              ---------------
            0 -12                      0.75%
            13 - 24                    1.75%
            25 - 36                    3.00%
            37 - 48                    3.75%
            49+                        4.25%

            Officer's Certificate: A certificate delivered to the Indenture Trustee, the Depositor, the Servicer, the Master Servicer, the Securities
Insurer, the Transferor or the Issuer signed by the President or a Vice President or an Assistant Vice President or other officer of the Indenture Trustee, the Depositor, the Servicer, the Master Servicer, the Securities
Insurer, the Issuer or the Transferor, in each case, as required by this Agreement.

            Opinion of Counsel:  A written  opinion of counsel issued by counsel
(a) who is acceptable to the Master Servicer, the Indenture Trustee, the Rating Agencies and the Securities Insurer, and (b) who may be employed or retained by the Transferor, the Servicer, the Master Servicer, the Depositor, the Securities Insurer or any of their respective Affiliates.

            Original Note Principal Balance: With respect to (i) the Class A-1 Notes, $79,823,236, (ii) the Class A-2 Notes, $342,523,735 and (iii) the Class A-3 Notes, $73,145,197.

            Outstanding:  As defined in the Indenture.

            Overcollateralization Amount: With respect to any Payment Date and any Class of Notes, the amount equal to the excess of (A) the Pool Principal Balance related to such Class as of the end of the preceding Due Period, over
(B) the Note Principal Balance of such Class of Notes (after giving effect to the payments made on such date pursuant to Section 5.01(d) hereof). As of the Closing Date, the initial Overcollateralization Amount attributable to such excess shall be equal to zero.

            Overcollateralization Deficiency Amount: With respect to any Payment Date and any Class of Notes, the excess, if any, of the Overcollateralization Target Amount for such Class over the Overcollateralization Amount for such Class.

            Overcollateralization Deficit: With respect to any Payment Date and any Class of Notes, the amount, if any, by which (x) the Note Principal Balance of such Class of Notes, after taking into account all payments to be made on such Payment Date (but without regard to the application of any related Insured Payment, Excess Spread or amounts in the Reserve Account on such Payment Date), exceeds (y) the Pool Principal Balance related to such Class of Notes as of the close of business on the last day of the related Due Period.

            Overcollateralization  Reduction Amount: With respect to any Payment
Date that occurs on or after the Stepdown Date and any Class of Notes, the lesser of (1) the excess, if any, of (a) the Overcollateralization Amount (assuming principal payments on such Class of Notes on such Payment Date are equal to the Regular Principal Payment Amount for such Class without deduction of this Overcollateralization Reduction Amount), over (b) the Overcollateralization Target Amount for such Class, and (2) the Regular Principal Payment Amount (as determined without the deduction of this Overcollateralization Reduction Amount therefrom) for such Class of Notes on such Payment Date. Prior to the occurrence of a Stepdown Date, the Overcollateralization Reduction Amount shall be zero.

            Overcollateralization Target Amount: With respect to any Payment Date and any Class of Notes, an amount determined as follows:

            (1) with respect to any Payment Date occurring prior to the Stepdown Date or on which the Step Down Test is not satisfied, an amount with respect to the Class A-1, Class A-2 and Class A-3 Notes equal to 3.75%, 4.50% and 4.50%, respectively, of the Cut-Off Date Pool Principal Balance for such Class plus the Spread Squeeze Amount, if any of the related Pool;

            (2) with respect to any other Payment Date occurring on or after the Stepdown Date and on which the Step Down Test is satisfied, an amount equal to the greatest of (a) the Stepped Down Percentage of the Pool Principal Balance related to such Class of Notes plus the Spread Squeeze Amount (in the case of the Class A-2 and Class A-3 Notes) as of the end of the related Due Period, (b) 0.50% of the Cut-Off Date Pool Principal Balance for such Class; and (c) the aggregate Principal Balance of the three largest Home Loans in the three Pools combined as of the end of the related Due Period; and

            (3) with respect to any Payment Date on which an OC Trigger Increase Event is occurring, notwithstanding any of the preceding clauses (1) through (2), an amount equal to 100% of the Cut-Off Date Pool Principal Balance for such Class;

provided, however, with respect to any Payment Date, notwithstanding any of the preceding clauses (1) through (3), the Overcollateralization Target Amount shall not exceed the Note Principal Balance for such Class and may be modified by the Securities Insurer, but shall not be reduced below, (1) with respect to any Payment Date occurring prior to the Stepdown Date and the Class A-1, Class A-2 and Class A-3 Notes, 1.875%, 2.25% and 2.25%, respectively, of the Cut-Off Date Pool Principal Balance for such Class or (2) with respect to any Payment Date occurring on or after the Stepdown Date and the Class A-1, Class A-2 and Class A-3 Notes, an amount equal to the greater of (a) 3.75%, 4.50% and 4.50%, respectively, of the Pool Principal Balance for such Class as of the end of the related Due Period, (b) 0.50% of the Cut-Off Date Pool Principal Balance for such Class or (c) an amount equal to the aggregate Principal Balance of the three largest Home Loans in the three Pools combined as of the end of the related Due Period.

            Owner Trust Agreement: The Owner Trust Agreement, dated as of June 1, 1999, among the Depositor, Fremont, the Owner Trustee and First Union National Bank, a national banking association.

            Owner Trustee: Wilmington Trust Company, as owner trustee under the Owner Trust Agreement, and any successor owner trustee under the Owner Trust Agreement.

            Ownership Interest: As to any Note, any ownership or security interest in such Note, including any interest in such Note as the holder thereof and any other interest therein, whether direct or indirect, legal or beneficial, as owner or as pledgee.

            Payment Date: The 25th day of any month or if such 25th day is not a Business Day, the first Business Day immediately following such day, commencing in July 1999.

            Payment Statement:  As defined in Section 6.01 hereof.

            Percentage Interest:  As defined in the Owner Trust Agreement.

            Permitted Investments:  Each of the following:

            (1) direct obligations of, and obligations fully guaranteed by, the United States of America, FHLMC, FNMA, the Federal Home Loan Banks or any agency or instrumentality of the United States of America the obligations of which are backed by the full faith and credit of the United States of America;

            (2) (i) demand and time deposits in, certificates of deposit of, bankers acceptances issued by, or federal funds sold by, any depository institution or trust company (including the Indenture Trustee or its agent acting in their respective commercial capacities) incorporated under the laws of the United States of America or any state thereof and subject to supervision and examination by federal or state authorities, so long as, at the time of such investment or contractual commitment providing for such investment, such depository institution or trust company or its ultimate parent has a short-term unsecured debt rating in one of the two highest available rating categories of S&P and the highest available rating category of Moody's and provided that each such investment has an original maturity of no more than 365 days, and (ii) any other demand or time deposit or deposit which is fully insured by the FDIC;

            (3) repurchase obligations with a term not to exceed 30 days with respect to any security described in clause (a) above and entered into with a depository institution or trust company (acting as principal) rated "A" or higher by S&P and rated "A2" or higher by Moody's; provided, however, that collateral transferred pursuant to such repurchase obligation must be of the type described in clause (a) above and must (i) be valued daily at current market price plus accrued interest, (ii) pursuant to such valuation, be equal, at all times, to at least 105% of the cash transferred by the Indenture Trustee in exchange for such collateral, and (iii) be delivered to the Indenture Trustee, or if the Indenture Trustee is supplying the collateral, an agent for the Indenture Trustee, in such a manner as to accomplish perfection of a security interest in the collateral by possession of certificated securities;

            (4) securities bearing interest or sold at a discount issued by any corporation incorporated under the laws of the United States of America or any state thereof which has a short-term unsecured debt rating in the highest available rating category of each of the Rating Agencies at the time of such investment;

            (5) commercial paper having an original maturity of less than 365 days and issued by an institution having a short-term unsecured debt rating in the highest available rating category of each of the Rating Agencies at the time of such investment;

            (6) a guaranteed investment contract approved by each of the Rating Agencies and the Securities Insurer and issued by an insurance company or other corporation having a short-term unsecured debt rating in the highest available rating category of each of the Rating Agencies at the time of such investment;

            (7) money market funds having one of the two highest available rating categories of S&P and the highest available rating category of Moody's at the time of such investment, which invests only in other Permitted Investments, including any such money market funds for which the Master Servicer or the Indenture Trustee or any affiliate of the Master Servicer or the Indenture Trustee acts as the investment manager or advisor; provided that any such money market funds which provide for demand withdrawals shall be conclusively deemed to satisfy any maturity requirements for Permitted Investments set forth in this Agreement; and

            (8) any investment approved in writing by the Securities Insurer and for which the Ratings Confirmation have been obtained with respect to such investment.

            The Indenture Trustee may purchase from or sell to itself or an affiliate, as principal or agent, the Permitted Investments listed above. All Permitted Investments in a trust account under this Agreement shall be made in the name of the Indenture Trustee for the benefit of the Securityholders and the Securities Insurer; provided, that the Master Servicer shall be entitled to all investment earnings from the Note Payment Account and the Collection Account as part of its Master Servicer Compensation hereunder.

            Person: Any individual, corporation, partnership, joint venture, limited liability company, association, joint-stock company, trust, estate, national banking association, unincorporated organization or government or any agency or political subdivision thereof.

            Pool:  Any of Pool 1, Pool 2 or Pool 3.

            Pool 1: The pool of fixed rate Home Loans conveyed to the Issuer pursuant to this Agreement on the Closing Date, together with the payments thereon and proceeds therefrom received after the applicable Cut-Off Date, as identified on the Home Loan Schedule annexed hereto as Exhibit A, as amended from time to time.

            Pool 2: The pool of adjustable rate Home Loans conveyed to the Issuer pursuant to this Agreement on the Closing Date, together with the payments thereon and proceeds therefrom received after the applicable Cut-Off Date, as identified on the Home Loan Schedule annexed hereto as Exhibit A, as amended from time to time.

            Pool 3: The pool of adjustable rate Home Loans conveyed to the Issuer pursuant to this Agreement on the Closing Date, together with the payments thereon and proceeds therefrom received after the applicable Cut-Off Date, as identified on the Home Loan Schedule annexed hereto as Exhibit A, as amended from time to time.

            Pool 1 Principal Balance: With respect to any date of determination, the aggregate Principal Balances of the Home Loans in Pool 1 as of the end of the preceding Due Period; provided, however, that the Pool 1 Principal Balance on any Payment Date on which the Termination Price is to be paid to Noteholders will be deemed to have been equal to zero as of such date.

            Pool 2 Principal Balance: With respect to any date of determination, the aggregate Principal Balances of the Home Loans in Pool 2 as of the end of the preceding Due Period; provided, however, that the Pool 2 Principal Balance on any Payment Date on which the Termination Price is to be paid to Noteholders will be deemed to have been equal to zero as of such date.

            Pool 3 Principal Balance: With respect to any date of determination, the aggregate Principal Balances of the Home Loans in Pool 3 as of the end of the preceding Due Period; provided, however, that the Pool 3 Principal Balance on any Payment Date on which the Termination Price is to be paid to Noteholders will be deemed to have been equal to zero as of such date.

            Pool Principal Balance: With respect to (i) Pool 1, the Pool 1 Principal Balance, (ii) Pool 2, the Pool 2 Principal Balance and (iii) Pool 3, the Pool 3 Principal Balance.

            Preference Amount: Any amount previously distributed to the holder of an Insured Security that is recoverable and sought to be recovered as a voidable preference by a trustee in bankruptcy pursuant to the United States Bankruptcy Code (11 U.S.C.), as amended from time to time, in accordance with a final, non-appealable order of a court having jurisdiction.

            Premium Letter: The letter agreement dated June 24, 1999 between the Securities Insurer and Fremont relating to the premiums due in respect of the Guaranty Policy.

            Principal Balance: With respect to any Home Loan or related Foreclosure Property, (i) at the Cut-Off Date, the outstanding unpaid principal balance of the Home Loan as of the Cut-Off Date and (ii) with respect to any date of determination, the outstanding unpaid principal balance of the Home Loan as of the last day of the preceding Due Period (after giving effect to all payments received thereon or Monthly Advances in respect of principal made with respect thereto and the allocation of any Net Loan Losses with respect thereto which relates to such Due Period), without giving effect to amounts received in respect of such Home Loan or related Foreclosure Property after such Due Period; provided, however, that (i) any Liquidated Home Loan shall have a Principal Balance of zero and with respect to the valuation of the Issuer's assets such Liquidated Home Loan shall not accrue interest thereon, and (ii) any Home Loan released from the lien of the Indenture in accordance with the terms of the Indenture shall have a Principal Balance of zero.

            Principal Prepayment: With respect to any Home Loan and any Due Period, any principal amount received on a Home Loan in excess of the principal of the Monthly Payment due in such Due Period and applied by the Servicer during such Due Period in reduction of the Principal Balance of the Home Loan.

            Property Insurance Proceeds: With respect to any Mortgaged Property, all amounts collected in respect of any related insurance policy that insures such Mortgaged Property or the related Obligor and not required to be applied to the restoration of any such Mortgaged Property or paid to the related Obligor (but excluding any Insured Payments).

            Prospectus: The Depositor's final Prospectus dated June 16, 1999 as supplemented by the Prospectus Supplement.

            Prospectus Supplement: The Prospectus Supplement dated June 16, 1999 prepared by the Depositor and Transferor in connection with the issuance and sale of the Notes.

            Purchase Price: With respect to a Defective Home Loan, the Principal Balance thereof as of the date of purchase, plus all accrued and unpaid interest on such Defective Home Loan from the date to which interest was last paid to but not including the date of repurchase computed at the applicable Home Loan Interest Rate, plus the amount of any unreimbursed Servicing Advances made by the Servicer and Monthly Advances made by the Indenture Trustee and Master Servicer, with respect to such Defective Home Loan (after deducting therefrom any amounts received in respect of such repurchased Defective Home Loan and being held in the Collection Account for future distribution to the extent such amounts represent recoveries of principal not yet applied to reduce the related Principal Balance or interest (net of the Servicing Fee, Master Servicer Fee, Indenture Trustee Fee and Guaranty Insurance Premium for such Defective Home
Loan) for the period from and after the date of repurchase).

            Qualified Substitute Home Loan: A home loan or home loans substituted for a Deleted Home Loan pursuant to Section 3.05 hereof, which satisfies the following: (i) in the case of a fixed rate Home Loan, has or have a fixed interest rate (a) no lower than the Home Loan Interest Rate for the Deleted Home Loan, and (b) not more than 2.0 percentage points greater than the Home Loan Interest Rate for the Deleted Home Loan; (ii) in the case of an adjustable rate Home Loan has or have an adjustable rate and (a) has a current interest rate no lower than the Home Loan Interest Rate for the Deleted Home Loan, (b) has a gross margin not more than 2.0 percentage points different than the Home Loan Interest Rate for the Deleted Home Loan, (c) has a lifetime interest rate cap not more than 2.0 percentage points lower than the Home Loan Interest Rate for the Deleted Home Loan, (d) has a lifetime interest rate floor not more than 2.0 percentage points lower than the Home Loan Interest Rate for the Deleted Home Loan, and (e) pays interest based on the same index as the Deleted Home Loan; (iii) matures or mature not more than one year later than, and not more than one year earlier, than the maturity date of Deleted Home Loan, has a maturity date no later than June 1, 2029; (iv) has or have a principal balance or principal balances (after application of all payments received on or prior to the date of substitution) equal to or less than the Principal Balance or Balances of the Deleted Home Loan or Loans as of such date; (v) has or have a borrower or borrowers with a debt-to-income ratio no higher than the debt-to-income ratio of the Obligor with respect to the Deleted Loan; (vi) complies or comply as of the date of substitution with each representation and warranty set forth in Section 3.04 hereof and is or are not more than 89 days delinquent as of the date of substitution for such Deleted Home Loan or Loans;
(vii) has or have a lien  priority  no lower than the  Deleted  Home  Loan;  and
(viii) is otherwise satisfactory to the Securities Insurer. For purposes of determining whether multiple mortgage loans proposed to be substituted for one or more Deleted Home Loans pursuant to Section 3.05 hereof are in fact "Qualified Substitute Home Loans" as provided above, the criteria specified in clauses (i), (ii) and (iii) above may be considered on an aggregate or weighted average basis, rather than on a loan-by-loan basis (i.e., so long as the weighted average Home Loan Interest Rate of any loans proposed to be substituted is not less than the Home Loan Interest Rate for the designated Deleted Home Loan or Loans and not more than two percentage points greater than the Home Loan Interest Rate for the designated Deleted Home Loan or Loans, the requirements of clause (i) above would be deemed satisfied).

            Rating Agencies: Moody's and S&P. If no such organization or successor is any longer in existence, "Rating Agency" shall be a nationally recognized statistical rating organization or other comparable person designated by the Master Servicer and approved by the Securities Insurer, notice of which designation shall have been given to the Indenture Trustee, the Securities Insurer, the Servicer and the Issuer.

            Ratings: The ratings initially assigned to the Notes by the Rating Agencies, as evidenced by letters from the Rating Agencies.

            Ratings Confirmation: With respect to a contemplated action to be undertaken or performed pursuant to this Agreement, a written confirmation from each Rating Agency to the effect that such action will not result in or cause the downgrading, withdrawal or qualification of the rating that would otherwise be assigned by such Rating Agency to the Notes without the benefit of the Guaranty Policy provided by the Securities Insurer.

            Realized Losses: As of any Payment Date, the sum of (1) with respect to all Home Loans in the three Pools that have become Liquidated Home Loans during the related Due Period, the difference between (a) the aggregate Principal Balances of such Liquidated Home Loans and accrued and unpaid interest thereon, minus (b) the aggregate Net Liquidation Proceeds for such Loans collected during the related Due Period, and (2) the aggregate Net Loan Losses in the three Pools that occurred during the related Due Period.

            Record Date: With respect to each Payment Date, the close of business on the last Business Day of the month immediately preceding the month in which such Payment Date occurs.

            Reference Bank Rate: With respect to any Accrual Period, the arithmetic mean (rounded upwards, if necessary, to the nearest one sixteenth of one percent) of the offered rates for United States dollar deposits for one month which are offered by the Reference Banks as of 11:00 a.m., London, England time, on the LIBOR Determination Date to prime banks in the London interbank market for a period of one month in amounts approximately equal to the then outstanding Principal Balance of the Class A-2 and Class A-3 Notes; provided, that at least two such Reference Banks provide such rate. If fewer than two offered rates appear, the Reference Bank Rate will be the arithmetic mean of the rates quoted by one or more major banks in New York City, selected by the Indenture Trustee, as of 11:00 a.m., New York time, on such date for loans in U.S. Dollars to leading European Banks for a period of one month in amounts approximately equal to the then aggregate outstanding Principal Balance of the Class A-2 and Class A-3 Notes. If no such quotations can be obtained, the Reference Bank Rate will be the Reference Bank Rate applicable to the preceding Accrual Period.

            Reference Banks: Leading banks selected by the Indenture Trustee which are engaged in transactions in Eurodollar deposits in the international Eurocurrency market (i) with an established place of business in London, (ii) not controlling, under the control of or under common control with the Depositor or any affiliate thereof, (iii) whose quotations appear on the Reuters Screen
LIBO Page on the relevant LIBOR Determination Date and (iv) which have been designated as such by the Indenture Trustee.

            Regular Payment Amount: With respect to any Payment Date and any Class of Notes, the lesser of (a) the Available Payment Amount for such Class and (b) the sum of (i) the Noteholders' Interest Payment Amount for such Class and (ii) the Regular Principal Payment Amount for such Class.

            Regular Principal Payment Amount: With respect to any Payment Date and any Class of Notes, an amount equal to the lesser of:

            (A) the Note Principal Balance of such Class of Notes immediately prior to such Payment Date; and

            (B) the sum of (i) each scheduled payment of principal collected by the Servicer or advanced by the Master Servicer or the Indenture Trustee in respect of the related Due Period with respect to the related Pool, (ii) all Principal Prepayments received by the Servicer during such related Due Period with respect to the related Pool, (iii) the principal portion of all Net Liquidation Proceeds, Property Insurance Proceeds and Released Mortgaged Property Proceeds received during the related Due Period with respect to the related Pool, (iv) the principal portion of the Purchase Price of any repurchased Home Loan in the related Pool received prior to the related Determination Date, (v) the principal portion of any Substitution Adjustments from the related Pool required to be deposited in the Collection Account as of the related Determination Date and (vi) on the Payment Date on which the Issuer is to be terminated pursuant to Section 11.02 hereof, the portion of the Termination Price received by the Servicer allocable to principal of the related Home Loans;

provided, however, that if such Payment Date is on or after a Stepdown Date for such Class, then with respect to the payment of principal to such Noteholders the foregoing amount will be reduced (but not less than zero) by the Overcollateralization Reduction Amount for such Class, if any, for such Payment Date.

            Released Mortgaged Property Proceeds: With respect to any Home Loan, proceeds received by the Servicer in connection with (i) a taking of an entire Mortgaged Property by exercise of the power of eminent domain or condemnation or
(ii) any release of part of the Mortgaged Property from the lien of the related Mortgage, whether by partial condemnation, sale or otherwise; which proceeds in either case are not released to the Obligor in accordance with applicable law, Accepted Servicing Procedures and this Agreement.

            Relief Act Shortfall: Any shortfall in an Obligor's Monthly Payment caused by the application of the Soldiers' and Sailors' Civil Relief Act of 1940, as amended.

            Reserve Account: The segregated trust account established and maintained in accordance with Section 5.01 and entitled "First Union National Bank as Indenture Trustee for Fremont Home Loan Owner Trust 1999-2, Home Loan Asset Backed Notes, Series 1999-2, Reserve Account" on behalf of the Noteholders and the Securities Insurer.

            Reserve Account Requirement: On any Payment Date, the amount required to be on deposit in the Reserve Account, which at any time is equal to the aggregate of the Overcollateralization Deficiency Amounts for each Class of Notes on such Payment Date (after taking into account the payment of the amounts required by Section 5.01(c) and Section 5.01(d)(i)-(vii)).

            Residual Interest: The meaning assigned thereto in the Owner Trust Agreement.

            Residual Interest Certificate: The meaning assigned thereto in the Owner Trust Agreement.

            Responsible Officer: When used with respect to the Indenture Trustee, any officer within the Corporate Trust Office of the Indenture Trustee, including any Vice President, Assistant Vice President, Secretary, Assistant Secretary or any other officer of the Indenture Trustee, customarily performing functions similar to those performed by any of the above designated officers and also, with respect to a particular matter, any other officer to whom such matter is referred because of such officer's knowledge of and familiarity with the particular subject. When used with respect to the Issuer, any officer in the Corporate Trust Administration Department of the Owner Trustee with direct responsibility for the administration of the Owner Trust Agreement and this Agreement on behalf of the Issuer. When used with respect to the Depositor, the Servicer, the Master Servicer, the Transferor, the Servicer or any Custodian, the President or any Vice President, Assistant Vice President, or any Secretary or Assistant Secretary.

            S&P: Standard and Poor's Ratings Services, a Division of the McGraw-Hill Companies, Inc. or any successor thereto.

            Securities:  The Notes or Residual Interest Certificates.

            Securities Insurer: Financial Security Assurance Inc., as issuer of the Guaranty Policy, and its successors and assigns.

            Securities Insurer Default: The existence and continuation of any of the following:

            (a) The Securities Insurer fails to make a payment required under the Guaranty Policy in accordance with its terms;

            (b) The Securities Insurer (1) files any petition or commences any case or proceeding under any provision or chapter of the United States
Bankruptcy Code or any other similar federal or state law relating to insolvency, bankruptcy, rehabilitation, liquidation or reorganization, (2) makes a general assignment for the benefit of its creditors, or (3) has an order for relief entered against it under the United States Bankruptcy Code or any other similar federal or state law relating to insolvency, bankruptcy, rehabilitation, liquidation or reorganization which is final and nonappealable; or

            (c) A court of competent jurisdiction, the New York Department of Insurance or other competent regulatory authority enters a final and nonappealable order, judgment or decree (1) appointing a custodian, trustee, agent or receiver for the Securities Insurer or for all or any material portion of its property or (2) authorizing the taking of possession by a custodian, trustee, agent or receiver of the Securities Insurer (or the taking of possession of all or any material portion of the property of the Securities Insurer).

            Securities Insurer Reimbursement Amount: At any time, an amount owed to the Securities Insurer for any unreimbursed Insured Payments made under the Guaranty Policy and any other amounts then owing to the Securities Insurer under the Insurance Agreement, which have not previously been reimbursed, in each case together with interest on such unpaid amounts at the rate specified in the Insurance Agreement and any accrued and unpaid Guaranty Insurance Premiums. The Securities Insurer Reimbursement Amount shall be allocated among each Class of Notes as follows: (i) with respect to the portion of the Securities Insurer Reimbursement Amount comprising unreimbursed Insured Payments made under the Guaranty Policy, the Insured Payments that were paid to such Class shall be allocated to such Class, and (ii) with respect to that portion of the Securities Insurer Reimbursement Amount comprising any other amounts then owing to the Securities Insurer under the Insurance Agreement, such amount to be allocated among all the Outstanding Classes, pro rata, based on the then outstanding Note Principal Balances of such Classes.

            Securityholder:  Any Noteholder or Certificateholder.

            Series or Series 1999-2: Fremont Home Loan Asset Backed Notes, Series 1999-2.

            Servicer: One or more servicers that enter into a Servicing Agreement with the Master Servicer, which initially will be Fremont Investment & Loan, a California industrial loan company for an interim period, and thereafter will be Fairbanks Capital Corp., a Utah corporation.

            Servicer Termination Delinquency Event: With respect to any date of determination, a Servicer Termination Delinquency Event shall occur if the most recent Three-Month Average Delinquency (including Foreclosure Property and real estate owned) exceeds 15.00%.

            Servicer Termination Loss Event: With respect to any date of determination, a Servicer Termination Loss Event shall occur if either:

            (i) cumulative Realized Losses as a percentage of the Cut-Off Date Aggregate Pool Principal Balance equal or exceed the following percentages based on the month of determination after the Closing Date:

            MONTH OF                   CUMULATIVE
            DETERMINATION              REALIZED LOSSES
            -------------              ---------------
            0 -12                      1.25%
            13 - 24                    2.00%
            25 - 36                    3.15%
            37 - 48                    3.85%
            49+                        4.35%

            or

            (ii) aggregate Realized Losses during the 12 Due Periods preceding a Payment Date as a percentage of the Aggregate Pool Principal Balance as of the first such Due Period, is greater than or equal to 1.75%.

            Servicer's Home Loan Files: In respect of each Home Loan, all documents customarily included in the Servicer's loan file for the related type of Home Loan as specifically set forth in Section 4.4 of the Servicing Agreement.

            Servicer's Monthly Remittance Report: A report prepared and computed by the Servicer in substantially the form of Exhibit B attached hereto.

            Servicing Advance Reimbursement Amount: With respect to any date of determination and with respect to the receipt of proceeds from or the liquidation of a Home Loan for which any Servicing Advances have been made, the amount of any such Servicing Advances that have not been reimbursed as of such date, including Nonrecoverable Servicing Advances.

            Servicing Advances: All reasonable and customary "out of pocket" costs and expenses advanced or paid by the Servicer with respect to the Home Loans in accordance with the performance by the Servicer of its servicing obligations under Section 6.6 of the Servicing Agreement, including, but not limited to, the costs and expenses for (i) the preservation, restoration and protection of any related Mortgaged Property, including without limitation advances in respect of real estate taxes and assessments, (ii) any collection, enforcement or judicial proceedings, including without limitation foreclosures, collections and liquidations , (iii) the conservation, management and sale or other disposition of a Foreclosure Property, and (iv) the satisfaction, cancellation, release or discharge of any Home Loan or any related Mortgage in accordance with this Agreement; provided, however, that such Servicing Advances (plus accrued interest thereon from the date of such advance to the date of reimbursement and at the rate equal to the Servicer's cost of funds) are reimbursable to the Servicer out of the expected late collections, Liquidation Proceeds, Property Insurance Proceeds or Released Mortgaged Property Proceeds from the related Home Loan, Obligor or Mortgaged Property.

            Servicing Agreement: The servicing agreement, dated as of the date hereof, incorporating by reference the Agreement Regarding Standard Servicing Terms, dated as of March 1, 1999, each between Fremont, as owner of the Home Loans and as the Master Servicer and the Servicer, a form of which is attached hereto as Exhibit E.

            Servicing Compensation: The Servicing Fee and other amounts to which the Servicer is entitled pursuant to this Agreement and the Servicing Agreement. On any Payment Date Servicing Compensation shall include any Servicing Fee Recovery Amounts due and unpaid, to the extent of Master Servicer Compensation available after allocations under Section 4.01(k) hereof on such Payment Date.

            Servicing Fee: As to each Home Loan (including any Home Loan that has been foreclosed and has become a Foreclosure Property, but excluding any Liquidated Home Loan), the fee payable monthly to the Servicer on each Payment Date, which shall equal the product of (a) one-twelfth (1/12) of 0.35% (35 basis points) and (b) the Principal Balance of such Home Loan as of the beginning of the immediately preceding Due Period (or as of the Cut-Off Date with respect to the first Due Period).

            Servicing Fee Recovery Amount:  The amount of any Servicing Fee used
to  pay   Compensating   Interest  for  which  the  Servicer  has  not  received
reimbursement.

            Servicing Officer: Any officer of the Servicer or Master Servicer involved in, or responsible for, the administration and servicing of the Home Loans whose name and specimen signature appears on a list of servicing officers annexed to an Officer's Certificate furnished by the Servicer or the Master Servicer, respectively, to the Securities Insurer, the Master Servicer and the Indenture Trustee, on behalf of the Securityholders and the Securities Insurer, as such list may from time to time be amended.

            Spread Squeeze Amount: With respect to (i) the Class A-2 Notes, the Class A-2 Spread Squeeze Amount and (ii) the Class A-3 Notes, the Class A-3 Spread Squeeze Amount.

            Spread Squeeze Percentage: With respect to any Payment Date and for each of the Class A-2 and Class A-3 Notes, the percentage equivalent of a fraction, the numerator of which is the product of 12 and the excess of the Excess Spread for such Class for such Payment Date over the Securities Insurer Reimbursement Amount allocated to such Class for such Payment Date, and the denominator of which is the Pool Principal Balance for the related Pool for such Payment Date.

            Step Down Test: As of any Payment Date, each of the following conditions:

            (i) the most recent Three-Month Average Delinquency is equal to or less than 10.50% of the Aggregate Pool Principal Balance.

            (ii) the cumulative Realized Losses as a percentage of the Cut-Off Date Aggregate Pool Principal Balance are equal to or less than the following percentages through the month of determination after the Closing Date:

            MONTH OF                   CUMULATIVE
            DETERMINATION              REALIZED LOSSES
            24                         1.25%
            25-36                      1.75%
            37-48                      2.50%
            49+                        3.15%

            and

            (iii) aggregate Realized Losses during the 12 months preceding a Payment Date, as a percentage of the Aggregate Pool Principal Balance as of the first day of such 12 month period, must be less than 100 basis points (1.00%).

            Stepdown Date: With respect to any Class of Notes, the first Payment Date occurring on the later of: (a) July 25, 2001; or (b) the Payment Date on which the related Pool Principal Balance as of the end of the related Due Period has been reduced to an amount that is less than or equal to 50% of the Cut-Off Date Pool Principal Balance for such Pool.

            Stepped Down Percentage: With respect to (i) the Class A-1 Notes, the Class A-1 Stepped Down Percentage, (ii) the Class A-2 Notes, the Class A-2 Stepped Down Percentage and (iii) the Class A-3 Notes, the Class A-3 Stepped Down Percentage.

            Substitution Adjustment: As to any date on which a substitution occurs pursuant to Section 3.05 hereof, the amount, if any, by which (a) the sum of the aggregate principal balance (after application of principal payments received on or before the date of substitution) of any Qualified Substitute Home Loans as of the date of substitution, plus any accrued and unpaid interest thereon to the date of substitution, is less than (b) the sum of the Principal Balance, together with accrued and unpaid interest thereon to the date of substitution, of the related Deleted Home Loans.

            Telerate Page 3750: The display page so designated on the Bridge Telerate Service (or such other page as may replace page 3750 on such service for the purpose of displaying London interbank offered rates of major banks). If such rate does not appear on such page (or such other page as may replace such page on such service, or if such service is no longer offered, such other service for displaying LIBOR or comparable rates as may be selected by the Issuer after consultation with the Indenture Trustee), the rate will be the Reference Bank Rate.

            Termination Price: As of any date of determination, an amount without duplication equal to the greater of (A) the Note Redemption Amount and
(B) the sum of (i) the Principal Balance of each Home Loan as of the applicable Monthly Cut-Off Date; (ii) all unpaid interest accrued on the Principal Balance of each such Home Loan at the related Home Loan Interest Rate to such Monthly Cut-Off Date; (iii) the aggregate fair market value of each Foreclosure Property on such Monthly Cut-Off Date, as determined by an appraiser acceptable to the Indenture Trustee as of a date not more than 30 days prior to such Monthly
Cut-Off  Date;  and (iv) any due but  unpaid  Securities  Insurer  Reimbursement
Amount.

            Three-Month Average Delinquency: With respect to any Payment Date, the average for such Payment Date and the two preceding Payment Dates of the respective ratios, expressed as a percentage, equal to (x) the aggregate Principal Balances of all Home Loans in the three Pools that are 90 days or more Delinquent (excluding any Liquidated Home Loans but including Foreclosed Loans and real estate owned and Home Loans in foreclosure proceedings) as of the end of each of the related Due Periods, divided by (y) the Aggregate Pool Principal Balance as of the end of the applicable Due Period.

            Transaction Documents: This Agreement, the Servicing Agreement, the Indenture, the Home Loan Purchase Agreement, the Owner Trust Agreement, the Custodial Agreement, the Administration Agreement, the Indemnification and Contribution Agreement, the Insurance Agreement, the Premium Letter and the Indemnification Agreement.

            Transferor:  Fremont, in its capacity as the transferor hereunder.

            Treasury Regulations:  Regulations,  including proposed or temporary regulations, promulgated under the Code. References herein to specific provisions of proposed or temporary regulations shall include analogous
provisions  of  final   Treasury   Regulations  or  other   successor   Treasury
Regulations.

            Trust:  The Issuer.

            Trust  Account  Property:   The  Trust  Accounts,  all  amounts  and
investments held from time to time in the Trust Accounts and all proceeds of the foregoing.

            Trust   Accounts:   The  Note  Payment   Account,   the  Certificate
Distribution Account, the Policy Payment Account, the Reserve Account or the Collection Account.

            Trust Estate: The assets subject to this Agreement, the Owner Trust Agreement and the Indenture and assigned and conveyed to the Trust, which assets consist of: (i) such Home Loans as from time to time are subject to this Agreement as listed in the Home Loan Schedule, as the same may be amended or supplemented from time to time including by the removal of Deleted Home Loans and the addition of Qualified Substitute Home Loans, together with the Home Loan File relating thereto and all proceeds thereof, (ii) the Mortgages and security interests in Mortgaged Properties, (iii) all payments in respect of interest due with respect to the Home Loans on or after the Cut-Off Date and all payments in respect of principal received after the Cut-Off Date, (iv) such assets as from time to time are identified as Foreclosure Property, (v) such assets and funds as are from time to time are deposited in the Collection Account, the Note Payment Account, the Reserve Account and the Certificate Distribution Account, including amounts on deposit in such accounts which are invested in Permitted Investments, (vi) the Issuer's rights under all insurance policies with respect to the Home Loans and any Property Insurance Proceeds, (vii) Net Liquidation Proceeds and Released Mortgaged Property Proceeds, and (viii) all right, title and interest of the Depositor in and to the Servicing Agreement and the Home Loan Purchase Agreement, and all proceeds of any of the foregoing.

            Trust Fees and Expenses: As of each Payment Date, an amount equal to the Master Servicer Compensation (which includes the Master Servicer Fee), the Servicing Compensation (which includes the Servicing Fee), Guaranty Insurance Premium and the Indenture Trustee Fee and reimbursement of the reasonable expenses of the Indenture Trustee.

            UCC: The Uniform Commercial Code as in effect in the State of New York.

            Section 1.02.  Other Definitional Provisions.

            (a) Capitalized terms used herein and not otherwise defined herein have the meanings assigned to them in the Indenture and the Owner Trust Agreement.

            (b) All terms defined in this Agreement shall have the defined meanings when used in any certificate or other document made or delivered pursuant hereto unless otherwise defined therein.

            (c) As used in this Agreement and in any certificate or other document made or delivered pursuant hereto or thereto, accounting terms not defined in this Agreement or in any such certificate or other document, and accounting terms partly defined in this Agreement or in any such certificate or other document to the extent not defined, shall have the respective meanings given to them under GAAP. To the extent that the definitions of accounting terms in this Agreement or in any such certificate or other document are inconsistent with the meanings of such terms under GAAP, the definitions contained in this Agreement or in any such certificate or other document shall control.

            (d) The words "hereof," "herein," "hereunder" and words of similar import when used in this Agreement shall refer to this Agreement as a whole and not to any particular provision of this Agreement; Article, Section, Schedule and Exhibit references contained in this Agreement are references to Articles, Sections, Schedules and Exhibits in or to this Agreement unless otherwise specified; and the term "including" shall mean "including without limitation."

            (e) The definitions contained in this Agreement are applicable to the singular as well as the plural forms of such terms and to the masculine as well as to the feminine genders of such terms.

            (f) Any agreement, instrument or statute defined or referred to herein or in any instrument or certificate delivered in connection herewith means such agreement, instrument or statute as from time to time amended, modified or supplemented and includes (in the case of agreements or instruments) references to all attachments thereto and instruments incorporated therein; references to a Person are also to its permitted successors and assigns.

                                   ARTICLE II

                          CONVEYANCE OF THE HOME LOANS

            Section 2.01.  Conveyance of the Home Loans.

            (a) As of the Closing Date, in consideration of the Issuer's delivery of the Notes and the Residual Interest Certificates to the Depositor or its designee, upon the order of the Depositor, the Depositor, as of the Closing Date and concurrently with the execution and delivery hereof, does hereby sell, transfer, assign, set over and otherwise convey to the Issuer, without recourse, but subject to the other terms and provisions of this Agreement, all of the right, title and interest of the Depositor in and to the Trust Estate. The foregoing sale, transfer, assignment, set over and conveyance does not, and is not intended to, result in a creation or an assumption by the Issuer of any obligation of the Depositor, the Transferor or any other person in connection with the Trust Estate or under any agreement or instrument relating thereto except as specifically set forth herein.

            (b) As of the Closing Date, the Issuer acknowledges the conveyance to it of the Trust Estate, including all right, title and interest of the Depositor in and to the Trust Estate, receipt of which is hereby acknowledged by the Issuer. Concurrently with such delivery and in exchange therefor, the Issuer has pledged the Trust Estate to the Indenture Trustee and executed the Notes, and the Indenture Trustee, pursuant to the written instructions of the Issuer, has caused the Notes to be authenticated and delivered to the Depositor or its designee. In addition, concurrently with such delivery and in exchange therefor, the Owner Trustee, pursuant to the instructions of the Depositor, has executed (not in its individual capacity, but solely as Owner Trustee on behalf of the Issuer) and caused the Residual Interest Certificates to be authenticated and delivered to the Depositor or its designee, upon the order of the Depositor.

            Section 2.02.  Ownership and Possession of Home Loan Files.

            Upon the issuance of the Notes, with respect to the Home Loans, the ownership of each Debt Instrument, the related Mortgage and the contents of the related Servicer's Home Loan File and the Indenture Trustee's Home Loan File shall be vested in the Trust and pledged to the Indenture Trustee for the benefit of the Noteholders, although possession of the Servicer's Home Loan Files (other than items required to be maintained in the Indenture Trustee's Home Loan Files) on behalf of and for the benefit of the Securityholders shall remain with the Servicer, and the Custodian shall take possession of the Indenture Trustee's Home Loan Files as contemplated in Section 2.05 hereof.

            Section 2.03.  Books and Records.

            The sale of each Home Loan shall be reflected on the balance sheets and other financial statements of the Depositor or the Transferor, as the case may be, as a sale of assets by the Depositor or the Transferor, as the case may be, under GAAP. Each of the Servicer and the Custodian shall be responsible for maintaining, and shall maintain, a complete set of books and records for each Home Loan which shall be clearly marked to reflect the ownership of each Home Loan by the Owner Trustee and pledged to the Indenture Trustee for the benefit of the Noteholders.

            It is the intention of the parties hereto that the transfers and assignments contemplated by this Agreement shall constitute a sale of the Home Loans and the other property specified in Section 2.01(a) hereof from the Depositor to the Trust. If the assignment and transfer of the Home Loans and the other property specified in Section 2.01(a) hereof to the Trust pursuant to this Agreement or the conveyance of the Home Loans or any of such other property to the Trust is held or deemed not to be a sale or is held or deemed to be a pledge of security for a loan, the Depositor intends that the rights and obligations of the parties shall be established pursuant to the terms of this Agreement and that in such event, (i) the Depositor shall be deemed to have granted and does hereby grant to the Trust a first priority security interest in the entire right, title and interest of the Depositor in and to the Home Loans and all other property conveyed to the Trust pursuant to Section 2.01 hereof and all proceeds thereof and (ii) this Agreement shall constitute a security agreement under applicable law. Within ten (10) days of the Closing Date, the Depositor shall cause to be filed UCC-1 financing statements naming the Trust as a "secured party" and describing the Home Loans being sold by the Depositor to the Trust with the office of the Secretary of State of the state in which the Depositor is located.

            Section 2.04.  Delivery of Home Loan Documents.

            (a) With respect to each Home Loan, the Transferor and/or the Depositor, as applicable, shall, on the Closing Date, deliver or caused to be delivered to the Custodian, as the designated agent of the Indenture Trustee, each of the following documents (collectively, the "Indenture Trustee's Home Loan Files"):

               (i)The original Debt Instrument, endorsed by the Transferor in blank or in the following form: "Pay to the order of First Union National Bank as Trustee without recourse" with all prior and intervening endorsements showing a complete chain or endorsement from origination of the Home Loan to the Transferor, or a lost note affidavit acceptable to the Indenture Trustee (not to exceed 15 Home Loans);

               (ii) The original Mortgage with evidence of recording thereon (or, if the original Mortgage has not been returned from the applicable public recording office or is not otherwise available, a copy of the Mortgage certified by a Responsible Officer of the Transferor or by the closing attorney or by an officer of the title insurer or agent of the title insurer which issued the related title insurance policy, if any, or commitment therefor to be a true and complete copy of the original
      Mortgage submitted for recording; provided, however, that the original Mortgage with evidence of recording, or a certified copy from the applicable recording office, shall be delivered to the Indenture Trustee within 180 days of the Closing Date) and, if the Mortgage was executed pursuant to a power of attorney, the original power of attorney with evidence of recording thereon (or, if the original power of attorney has not been returned from the applicable public recording office or is not otherwise available, a copy of the power of attorney certified by a Responsible Officer of the Transferor or by the closing attorney or by an officer of the title insurer or agent of the title insurer which issued the related title insurance policy, if any, or commitment, thereof, to be a true and complete copy of the original power of attorney submitted for recording);

               (iii) The original executed Assignment of Mortgage, in blank or in recordable form to "First Union National Bank, as Trustee." The Assignment of Mortgage may be a blanket assignment, to the extent such assignment is effective under applicable law, for Mortgages covering Mortgaged Properties situated within the same county. If the Assignment of Mortgage is in blanket form, an Assignment of Mortgage need not be included in the individual Indenture Trustee's Home Loan File;

               (iv) All original intervening assignments of mortgage, with evidence of recording thereon, showing a complete chain of assignment from origination of the Home Loan to the Transferor (or, if any such assignment of mortgage has not been returned from the applicable public recording office or is not otherwise available, a copy of such assignment of mortgage certified by a Responsible Officer of the Transferor or by the closing attorney or by an officer of the title insurer or agent of the title insurer which issued the related title insurance policy, if any, or commitment therefor to be a true and complete copy of the original assignment submitted for recording); provided that the chain of intervening recorded assignments shall not be required to match the chain of intervening endorsements of the Debt Instrument so long as the chain of intervening recorded assignments, if applicable, evidences one or more assignments of the Mortgage from the original mortgagee ultimately to the person who has executed the Assignment of Mortgage;

               (v)The original, or a copy certified by the Transferor to be a true and correct copy of the original, of each assumption, modification, written assurance or substitute agreement, if any; and

               (vi) The original policy of title insurance, including riders and endorsements thereto, and, in addition, if the policy has not yet been issued, a written commitment or interim binder or preliminary report of title issued by the title insurance or escrow company.

            (b) With respect to each Home Loan, the Transferor and the Depositor shall, on the Closing Date, deliver or caused to be delivered to the Servicer, as the designated agent of the Indenture Trustee, the Servicer's Home Loan Files.

            (c) The Indenture Trustee shall cause the Custodian to take and maintain continuous physical possession of the Indenture Trustee's Home Loan Files in the State of Maryland (or, with the consent of the Securities Insurer and the Master Servicer, any other state) and, in connection therewith, shall act solely as agent for the Noteholders in accordance with the terms hereof and not as agent for the Transferor or any other party.

            (d) Within 60 days after the Closing Date,  the  Transferor,  at its own expense, shall record each Assignment of Mortgage (which may be a blanket assignment if permitted by applicable law) in the appropriate real property or other records; provided, however, that the Transferor need not record any such Assignment of Mortgage which relates to a Home Loan in any jurisdiction under the laws of which, as evidenced by an Opinion of Counsel delivered by the Transferor (at the Transferor's expense) to the Indenture Trustee, the Securities Insurer and the Rating Agencies, that recordation of such Assignment of Mortgage is not necessary to protect the Indenture Trustee's and the Noteholders' interest in the related Home Loan. With respect to any Assignment of Mortgage as to which the related recording information is unavailable within 60 days following the Closing Date, such Assignment of Mortgage shall be submitted for recording within 30 days after receipt of such information but in no event later than 360 days after the Closing Date. The Indenture Trustee shall be required to retain a copy of each Assignment of Mortgage submitted for recording. In the event that any such Assignment of Mortgage is lost or returned unrecorded because of a defect therein, the Transferor shall promptly prepare a substitute Assignment of Mortgage or cure such defect, as the case may be, and thereafter the Transferor shall be required to submit each such Assignment of Mortgage for recording.

            (e) All recordings required pursuant to this Section 2.04 shall be accomplished by and at the expense of the Transferor.

            Section 2.05. Acceptance by the Indenture Trustee of the Home Loans; Certain Substitutions; Certification by the Custodian.

            (a) The Indenture Trustee agrees to cause the Custodian to execute and deliver on the Closing Date an acknowledgment of receipt of the Indenture Trustee's Home Loan File for each Home Loan in the form of Exhibit A attached to the Custodial Agreement. The Indenture Trustee will cause the Custodian to hold such documents and any amendments, replacements or supplements thereto, as well as any other assets included in the Trust Estate and delivered to the Custodian, in trust, upon and subject to the conditions set forth herein. The Indenture Trustee agrees to cause the Custodian to review each Indenture Trustee's Home Loan File within 45 days after the Closing Date (or, with respect to any Qualified Substitute Home Loan, within 45 days after the conveyance of the related Home Loan to the Trust) and to cause the Custodian to deliver to the Transferor, the Depositor, the Servicer, the Indenture Trustee, and the Securities Insurer a certification (the "Custodian's Initial Certification") to the effect that, as to each Home Loan listed in the Home Loan Schedule (other than any Home Loan paid in full or any Home Loan specifically identified as an exception to such certification), (i) all documents required to be delivered to the Indenture Trustee pursuant to this Agreement are in its possession or in the possession of the Custodian on its behalf (other than as expressly permitted by Section 2.04 hereof), (ii) such documents have been reviewed by the Custodian and appear regular on their face and relate to such Home Loan, (iii) each Debt Instrument and Assignment of Mortgage have been endorsed or assigned in blank as provided in Section 2.04(a), and (iv) based on the examination of the Custodian on behalf of the Indenture Trustee, and only as to the foregoing documents, the information set forth on the Home Loan Schedule with respect to items (i), (ii),
(iv) (only as to original principal amount), (vii), (ix), (x) and (xiii) specified under the definition of Home Loan Schedule herein accurately reflects the information set forth in the Indenture Trustee's Home Loan File. Neither the Indenture Trustee nor the Custodian shall be under any duty or obligation to make an independent examination of any documents contained in each Indenture Trustee's Home Loan File beyond the review listed herein. Neither the Custodian nor the Indenture Trustee makes any representations as to: (i) the validity, legality, sufficiency, enforceability, execution by a responsible officer or genuineness of any of the documents contained in each Indenture Trustee's Home Loan File of any of the Home Loans identified on the Home Loan Schedule relating to such Home Loans, or (ii) the collectibility, insurability, effectiveness or suitability of any such Home Loan, or (iii) the existence of any document specified in clause (v) of Section 2.04(a) of this Agreement.

            (b) The Servicer's Home Loan Files shall be held in the custody of the Servicer for the benefit of, and as agent for, the Noteholders and the Indenture Trustee for so long as the Indenture continues in full force and effect; after the Indenture is terminated in accordance with the terms thereof, the Servicer's Home Loan Files shall be held in the custody of the Servicer for the benefit of, and as agent for, the Certificateholders. It is intended that, by the Servicer's agreement pursuant to this Section 2.05(b), the Indenture Trustee shall be deemed to have possession of the Servicer's Home Loan Files for purposes of Section 9-305 of the Uniform Commercial Code of the state in which such documents or instruments are located. The Servicer shall promptly report to the Indenture Trustee any failure by it to hold the Servicer's Home Loan File as herein provided and shall promptly take appropriate action to remedy any such failure. In acting as custodian of such documents and instruments, the Servicer agrees not to assert any legal or beneficial ownership interest in the Home Loans or such documents or instruments. The Servicer agrees to indemnify the Securityholders and the Indenture Trustee for any and all liabilities, obligations, losses, damages, payments, costs or expenses of any kind whatsoever which may be imposed on, incurred by or asserted against the Securityholders or the Indenture Trustee as the result of any act or omission by the Servicer relating to the maintenance and custody of such documents or instruments which have been delivered to the Servicer; provided, however, that the Servicer will not be liable for any portion of any such amount resulting from the negligence or misconduct of any Securityholders or the Indenture Trustee; and provided, further, that the Servicer will not be liable for any portion of any such amount resulting from the Servicer's compliance with any instructions or directions consistent with this Agreement issued to the Servicer by the Indenture Trustee. The Indenture Trustee shall have no duty to monitor or otherwise oversee the Servicer's performance as custodian hereunder.

            (c) The Indenture Trustee agrees to cause the Custodian to review, for the benefit of the Securityholders, each Indenture Trustee's Home Loan File within 60 days after the date the Custodian delivered a Custodian's Initial Certification and to deliver to the Transferor, the Depositor, the Servicer, the Indenture Trustee and the Securities Insurer an updated certification (a "Custodian's Updated Certification"), setting forth those exceptions listed on the Custodian's Initial Certification which continue to exist on the date of such Custodian's Updated Certification. With respect to any Home Loans which are set forth as exceptions in the Custodian's Updated Certification because recorded assignments or original or certified copies of Mortgages have not yet been delivered to the Custodian, the Transferor shall cure such exceptions by delivering such missing documents to the Custodian no later than 180 days after the Closing Date.

            The Indenture Trustee agrees to cause the Custodian to review for the benefit of the Securityholders, each Indenture Trustee's Home Loan File within 180 days after the date it delivered a Custodian's Initial Certification and to deliver to the Transferor, the Depositor, the Servicer, the Indenture Trustee, and the Securities Insurer a final certification (a "Custodian's Final Certification"), setting forth those exceptions listed on the Custodian's Updated Certification which continue to exist on the date of such Custodian's Final Certification.

            In performing any such review, the Custodian may conclusively rely on the Transferor as to the purported genuineness of any such document and any signature thereon. Neither the Indenture Trustee nor the Custodian shall have any responsibility for determining whether any document is valid and binding, whether the text of any assignment or endorsement is in proper or recordable form, whether any document has been recorded in accordance with the requirements of any applicable jurisdiction or whether a blanket assignment is permitted in any applicable jurisdiction. If a material defect in a document constituting part of a Indenture Trustee's Home Loan File is discovered, then the Depositor and Transferor shall comply with the cure, substitution and repurchase provisions of Section 3.05 hereof.

                                   ARTICLE III

                         REPRESENTATIONS AND WARRANTIES

            Section 3.01.  Representations and Warranties of the Depositor.

            The Depositor hereby represents and warrants to the Transferor, the Master Servicer, the Servicer, the Indenture Trustee, the Owner Trustee, the Securities Insurer and the Noteholders that as of the Closing Date:

            (a) The Depositor is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware and has, and had at all relevant times, full power to own its property, to carry on its business as currently conducted, to enter into and perform its obligations under each Transaction Document to which the Depositor is a party and to create the Trust pursuant to the Owner Trust Agreement.

            (b) The execution and delivery of each Transaction Document to which the Depositor is a party by the Depositor and its performance of and compliance with the terms of thereof will not violate the Depositor's certificate of incorporation or by-laws or constitute a default (or an event which, with notice or lapse of time, or both, would constitute a default) under, or result in the breach or acceleration of, any material contract, agreement or other instrument to which the Depositor is a party or which may be applicable to the Depositor or any of its assets.

            (c) The Depositor has the full power and authority to enter into and consummate the transactions contemplated by each Transaction Document to which the Depositor is a party, has duly authorized the execution, delivery and performance of each Transaction Document to which the Depositor is a party and has duly executed and delivered each Transaction Document to which the Depositor is a party. Each Transaction Document to which the Depositor is a party, assuming due authorization, execution and delivery by each other party thereto, constitutes a valid, legal and binding obligation of the Depositor, enforceable against it in accordance with the terms thereof, except as such enforcement may be limited by bankruptcy, insolvency, reorganization, receivership, moratorium or other similar laws relating to or affecting the rights of creditors generally, and by general equity principles (regardless of whether such enforcement is considered in a proceeding in equity or at law).

            (d) The Depositor is not in violation of, and the execution and delivery of any Transaction Document by the Depositor and its performance and compliance with the terms of any Transaction Document to which the Depositor is a party will not constitute a violation with respect to, any order or decree of any court or any order or regulation of any federal, state, municipal or governmental agency having jurisdiction, which violation would materially and adversely affect the condition (financial or otherwise) or operations of the Depositor or its properties or materially and adversely affect the performance of its duties hereunder or thereunder.

            (e) There are no actions or proceedings against, or investigations of, the Depositor currently pending with regard to which the Depositor has received service of process and no action or proceeding against, or investigation of, the Depositor is, to the knowledge of the Depositor, threatened or otherwise pending before any court, administrative agency or other tribunal that (A) if determined adversely, would prohibit its entering into any Transaction Document to which the Depositor is a party or render the Notes invalid, (B) seek to prevent the issuance of the Notes or the consummation of any of the transactions contemplated by any Transaction Document to which the Depositor is a party or (C) if determined adversely, would prohibit or materially and adversely affect the performance by the Depositor of its obligations under, or the validity or enforceability of, any Transaction Document to which the Depositor is a party or the Notes.

            (f) No consent, approval, authorization or order of any court or governmental agency or body is required for the execution, delivery and performance by the Depositor of, or compliance by the Depositor with, any Transaction Document to which the Depositor is a party or the Notes, or for the consummation of the transactions contemplated by any Transaction Document, except for such consents, approvals, authorizations and orders, if any, that have been obtained prior to the Closing Date.

            (g) The Depositor is solvent, is able to pay its debts as they become due and has capital sufficient to carry on its business and its obligations hereunder; it will not be rendered insolvent by its execution and delivery of any Transaction Document or its obligations hereunder; no petition of bankruptcy (or similar insolvency proceeding) has been filed by or against the Depositor prior to the date hereof.

            (h) The Depositor did not sell the Home Loans to the Issuer, with any intent to hinder, delay or defraud any of its creditors; the Depositor will not be rendered insolvent as a result of the sale of the Home Loans to the Issuer.

            (i) Immediately upon the transfer and assignment by the Depositor to the Issuer herein contemplated, the Depositor will have delivered to the Issuer all of the Depositor's right, title and interest in and to, the Home Loans free and clear of any lien or options in favor of, or claims of, any other Person.

            (j) No Officers' Certificate prepared by the Depositor and furnished or to be furnished by it pursuant to this Agreement contains any untrue statement of material fact.

            (k) The Depositor is not required to be registered as an "investment company" under the Investment Company Act of 1940, as amended.

            Section 3.02.  Representations and Warranties of the Transferor.

            The Transferor hereby represents and warrants to the Master Servicer, the Indenture Trustee, the Owner Trustee, the Securities Insurer, the Noteholders and the Depositor that as of the Closing Date (except as otherwise specifically provided herein):

            (a) The Transferor is an industrial loan company duly organized, validly existing and in good standing under the laws of the State of California and has and had at all relevant times, full corporate power to originate or purchase the Home Loans, to own its property, to carry on its business as presently conducted and to enter into and perform its obligations under each Transaction Document to which it is a party.

            (b) The execution and delivery of each Transaction Document to which it is a party by the Transferor and its performance of and compliance with the terms of each Transaction Document to which it is a party will not violate the Transferor's certificate of incorporation or by-laws or constitute a default (or an event which, with notice or lapse of time, or both, would constitute a default) under, or result in the breach or acceleration of, any material contract, agreement or other instrument to which the Transferor is a party or which may be applicable to the Transferor or any of its assets.

            (c) The Transferor has the full power and authority to enter into and consummate all transactions to be consummated by it, contemplated by each Transaction Document to which it is a party has duly authorized the execution, delivery and performance of each Transaction Document to which it is a party and has duly executed and delivered each Transaction Document to which it is a party. Each Transaction Document to which the Transferor is a party, assuming due authorization, execution and delivery by the other parties thereto, constitutes a valid, legal and binding obligation of the Transferor, enforceable against it in accordance with the terms thereof, except as such enforcement may be limited by bankruptcy, insolvency, reorganization, receivership, moratorium or other similar laws relating to or affecting the rights of creditors generally, and by general equity principles (regardless of whether such enforcement is considered in a proceeding in equity or at law).

            (d) The Transferor is not in violation of, and the execution and delivery of any Transaction Documents by the Transferor and its performance and compliance with the terms thereof will not constitute a violation with respect to, any order or decree of any court or any order or regulation of any federal, state, municipal or governmental agency having jurisdiction, which violation would materially and adversely affect the condition (financial or otherwise) or operations of the Transferor or its properties or materially and adversely affect the performance of its duties hereunder or thereunder.

            (e) There are no actions or proceedings against, or investigations of, the Transferor currently pending with regard to which the Transferor has received service of process and no action or proceeding against, or investigation of, the Transferor is, to the knowledge of the Transferor, threatened or otherwise pending, before any court, administrative agency or other tribunal that (A) if determined adversely, would prohibit its entering into this Agreement or render the Notes invalid, (B) seek to prevent the issuance of the Notes or the consummation of any of the transactions contemplated by this Agreement or (C) if determined adversely, would prohibit or materially and adversely affect the sale of the Home Loans to the Depositor, the performance by the Transferor of its obligations under, or the validity or enforceability of, this Agreement or the Notes.

            (f) No consent, approval, authorization or order of any court or governmental agency or body is required for: (1) the execution, delivery and performance by the Transferor of, or compliance by the Transferor with, this Agreement, (2) the issuance of the Notes, (3) the sale of the Home Loans under the Home Loan Purchase Agreement or (4) the consummation of the transactions required of it by this Agreement, except such as shall have been obtained before the Closing Date.

            (g) The Transferor acquired title to the Home Loans in good faith, without notice of any adverse claim.

            (h) The collection practices used by the Transferor with respect to the Home Loans have been, in all material respects, legal, proper, prudent and customary in the servicing of loans of the same type as the Home Loans;

            (i) No Officer's Certificate, statement, report or other document prepared by the Transferor and furnished or to be furnished by it pursuant to any Transaction Document or in connection with the transactions contemplated hereby contains any untrue statement of material fact.

            (j) The Transferor is solvent, is able to pay its debts as they become due and has capital sufficient to carry on its business and its obligations hereunder; it will not be rendered insolvent by the execution and delivery of any Transaction Document or by the performance of its obligations hereunder; no petition of bankruptcy (or similar insolvency proceeding) has been filed by or against the Transferor prior to the date hereof.

            (k) The Prospectus Supplement does not contain an untrue statement of a material fact and does not omit to state a material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading; provided, however, that the Transferor makes no statement with respect to: (1) the statements set forth in the final paragraph of the cover of the Prospectus Supplement; and (2) statements set forth under the following captions: (i) "SUMMARY - Tax Status", "-- ERISA Considerations", and "-- Legal Investment"; (ii) "Credit Enhancement--The Securities Insurer," (iii) "Federal Income Tax Consequences," (iv) "ERISA Considerations," (v) "Legal Investment Matters" and (vi) "Underwriting."

            (l) The Transferor has transferred the Home Loans without any intent to hinder, delay or defraud any of its creditors.

            (m) The origination and collection practices used with respect to each Debt Instrument and Mortgage have been in all material respects legal, proper, prudent and customary in the mortgage origination and servicing business and in compliance with the Transferor's underwriting criteria as described in the Prospectus Supplement.

            (n) Upon the receipt of each Indenture Trustee's Home Loan File by the Custodian, the Indenture Trustee will have a first priority security interest in each Home Loan and such other items comprising the corpus of the Trust free and clear of any lien, charge or encumbrance other than the lien of the Indenture.

            (o) The transfer, assignment and conveyance of the Debt Instruments and the Mortgages by the Transferor pursuant to this Agreement are not subject to the bulk transfer laws or any similar statutory provisions in effect in any applicable jurisdiction.

            It is understood and agreed that the representations and warranties set forth in this Section 3.02 shall survive delivery of the Indenture Trustee's Home Loan Files to the Custodian and shall inure to the benefit of the Securityholders, the Securities Insurer, the Depositor, the Master Servicer, the Servicer, the Indenture Trustee, the Owner Trustee and the Trust. Upon discovery by any of the Transferor, the Securities Insurer, the Depositor, the Master Servicer, the Servicer, the Indenture Trustee or the Owner Trustee of a breach of any of the foregoing representations and warranties that materially and adversely affects the value of any Home Loan, the party discovering such breach shall give prompt written notice (but in no event later than two Business Days following such discovery) to the other parties. The obligations of the Transferor set forth in Section 3.05 hereof shall constitute the sole remedies available hereunder to the Securityholders, the Depositor, the Master Servicer, the Securities Insurer, the Servicer, the Indenture Trustee or the Owner Trustee respecting a breach of the representations and warranties contained in this
Section 3.02.

            Section 3.03. Representations, Warranties and Covenants of the Master Servicer.

            The Master Servicer hereby represents and warrants to and covenants with the Owner Trustee, the Indenture Trustee, the Securities Insurer, the Noteholders, the Depositor, and the Transferor that as of the Closing Date or as of such date specifically provided herein:

            (a) The Master Servicer is a industrial loan company duly organized, validly existing, and in good standing under the laws of the state of California and has all licenses necessary to carry on its business as now being conducted and is licensed, qualified and in good standing in each state where any property securing the Home Loans is located if the laws of such state require licensing or qualification in order to conduct business of the type conducted by the Master Servicer and perform its obligations as Master Servicer hereunder and under the Servicing Agreement; the Master Servicer has the power and authority to execute and deliver this Agreement and under the Servicing Agreement and to perform its obligations in accordance herewith and therewith; the execution, delivery and performance of this Agreement and under the Servicing Agreement (including all instruments of transfer to be delivered pursuant to this Agreement) by the Master Servicer and the consummation of the transactions contemplated hereby and thereby have been duly and validly authorized by all necessary action; this Agreement and under the Servicing Agreement evidences the valid, binding and enforceable obligation of the Master Servicer; and all requisite action has been taken by the Master Servicer to make this Agreement valid, binding and enforceable upon the Master Servicer in accordance with its terms, subject to and under the Servicing Agreement the effect of bankruptcy, insolvency, reorganization, moratorium and other, similar laws relating to or affecting creditor's rights generally or the application of equitable principles in any proceeding, whether at law or in equity.

            (b) All actions, approvals, consents, waivers, exemptions, variances, franchises, orders, permits authorizations, rights and licenses required to be taken, given or obtained, as the case may be, by or from any federal, state or other governmental authority or agency, that are necessary in connection with the purchase and sale of the Notes and the execution and delivery by the Master Servicer of the documents to which it is a party, have been duly taken, given or obtained, as the case may be, are in full force and effect, are not subject to any pending proceedings or appeals (administrative, judicial or otherwise) and either the time within which any appeal therefrom may be taken or review thereof may be obtained has expired or no review thereof may be obtained or appeal therefrom taken, and are adequate to authorize the consummation of the transactions contemplated by this Agreement and the other documents on the part of the Master Servicer and the performance by the Master Servicer of its obligations as Master Servicer under this Agreement and such other documents to which it is a party.

            (c) The consummation of the transaction contemplated by this Agreement and the Servicing Agreement will not result in the breach of any terms or provisions of the certificate of incorporation or by-laws of the Master Servicer or result in the breach of any term or provision of, or conflict with or constitute a default under or result in the acceleration for any obligation under, any material agreement, indenture or loan or credit agreement or other material instrument to which the Master Servicer or to its property is subject, or result in the violation of any law, rule, regulation, order, judgment or decree to which the Master Servicer or its property is subject;

            (d) Neither this Agreement nor any report or other document prepared by the Master Servicer and furnished or to be furnished pursuant to this Agreement or in connection with the transactions contemplated hereby contains any untrue statement of material fact; and the statements set forth in the Prospectus Supplement under the caption "MASTER SERVICER" do not contain an untrue statement of a material fact and do not omit to state a material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

            (e) There is no action, suit, proceeding or investigation pending or, to the best of the Master Servicer's knowledge, threatened against the Master Servicer which, either in any one instance or in the aggregate, may result in any material adverse change in the business, operations, financial condition, properties or assets of the Master Servicer or in any material impairment of the right or ability of the Master Servicer to carry on its business substantially as now conducted, or in any material liability on the part of the Master Servicer or which would draw into question the validity of this Agreement, the Servicing Agreement or the Home Loans or of any action taken or to be taken in connection with the obligations of the Master Servicer contemplated herein, or which would be likely to impair the ability of the Master Servicer to perform under the terms of this Agreement or the Servicing Agreement.

            (f) The Master Servicer is not in default with respect to any order or decree of any court or any order, regulation or demand of any federal, state, municipal or governmental agency, which default might have consequences that would materially and adversely affect the condition (financial or other) or operations of the Master Servicer or its properties or might have consequences that would adversely affect its performance hereunder or under the Servicing Agreement.

            It is understood and agreed that the representations, warranties and covenants set forth in this Section 3.03 shall survive delivery of the respective Indenture Trustee's Home Loan Files to the Indenture Trustee and shall inure to the benefit of the Depositor, the Noteholders, the Owner Trustee, the Securities Insurer, and the Indenture Trustee. Upon discovery by any of the Transferor, the Depositor, the Indenture Trustee, the Securities Insurer or the Owner Trustee of a breach of any of the foregoing representations, warranties and covenants that materially and adversely affects the value of any Home Loan or the interests of such Person therein, the party discovering such breach shall give prompt written notice (but in no event later than two Business Days following such discovery) to the other parties.

            Section 3.04. Representations and Warranties Regarding Individual Home Loans.

            The Transferor hereby represents and warrants to the Depositor, the Issuer, the Indenture Trustee, the Owner Trustee, the Securities Insurer, the Master Servicer and the Noteholders, with respect to each Home Loan as of the Closing Date, except as otherwise expressly stated:

            (a) Home Loan Schedule. The information with respect to each Home Loan set forth in the Home Loan Schedule is complete, true and correct as of the Cut-off-Date;

            (b) Delivery of Home Loan File. All of the original or certified documentation required to be delivered by the Transferor on the Closing Date or as otherwise provided herein has or will be so delivered as provided; The Home Loan File contains each of the documents and instruments specified to be included therein duly executed and in due and proper form, and each such document or instrument is in a form generally acceptable to prudent home loan lenders that regularly originate or purchase mortgage loans comparable to the Home Loans for sale to prudent investors in the secondary market that invest in mortgage loans such as the Home Loans;

            (c) Nature of Property. Each Mortgaged Property consists of a single parcel of residential real property, separately assessed for tax purposes, owned by the related Obligor in fee simple absolute and is improved by a one-to-four-family residential dwelling, which does not include cooperatives. No more than 3.53% of the Cut-Off Date Aggregate Pool Principal Balance is secured by Mortgaged Properties that are condominiums, townhouses or planned unit developments. No more than 0.61% of the Cut-Off Date Aggregate Pool Principal Balance is secured by Mortgaged Properties that are manufactured housing or mobile homes;

            (d) Servicing. Each Home Loan is being serviced by the Master Servicer;

            (e) Fixed Interest Rate. All of the Debt Instruments for the Pool 1 Loans bear a fixed Home Loan Interest Rate. The Home Loan Interest Rate on the fixed rate Home Loans is not less than 7.250% nor more than 15.000% and as of the Cut-Off-Date, the weighted average Home Loan Interest Rate on the fixed rate Home Loans is approximately 10.129%;

            (f) Adjustable Home Loan Interest Rates. All of the Debt Instruments for the Pool 2 Loans and Pool 3 Loans bear an adjustable Home Loan Interest Rate ("ARMs"). All of the terms of the Mortgage pertaining to interest rate adjustments, payment adjustments and adjustments of the principal balance with respect to the ARMs are enforceable, all such adjustments have been correctly made in accordance with the terms of the related Debt Instrument and such adjustments will not affect the priority of the Mortgage lien; all ARMs have an index and there is no provision which would permit the Obligor to convert to a fixed interest rate; as of the Cut-Off Date, the weighted average margin on the ARMs was approximately 6.255%; the ARMs have a weighted average contractual maximum interest rate equal to approximately 16.868%; the ARMs have a weighted average contractual minimum interest rate equal to approximately 9.909%; approximately 57.78% of the ARMS are 2/28's and have a subsequent adjustment frequency of six months, approximately 24.62% of the ARMs are 3/27's and have a subsequent adjustment frequency of six months, approximately 11.86% of the ARMS are 5/25's and have a subsequent adjustment frequency of six months and the remaining approximately 5.74% of the ARMs adjust every 6 months;

            (g) Priority of Lien. Each Mortgage is a valid and subsisting first lien of record on a single parcel of real estate constituting the Mortgaged Property, subject in all cases to the exceptions to title set forth in the title insurance policy, with respect to the related Home Loan, which exceptions are generally acceptable to mortgage lending companies, and such other exceptions to which similar properties are commonly subject and which do not individually, or in the aggregate, materially and adversely affect the benefits of the security intended to be provided by such Mortgage;

            (h) Title. Except with respect to liens released immediately prior to the transfer herein contemplated, immediately prior to the transfer and assignment herein contemplated the Transferor held good and indefeasible title to, and was the sole owner of, each Home Loan, subject to no liens, charges, mortgages, encumbrances or rights of others; and immediately upon the transfer and assignment herein contemplated, the Issuer will hold good and indefeasible title to, and be the sole owner of, each Home Loan, subject to no liens, charges, mortgages, encumbrances or rights of others;

            (i) Delinquencies. As of the Cut-Off Date, (i) no more than 2.30% of the Cut-Off Date Aggregate Pool Principal Balance is 30 days Delinquent, (ii) no more than 0.02% of the Cut-Off Date Aggregate Pool Principal Balance is 60 days Delinquent, and (ii) no Home Loan is 90 days or more Delinquent;

            (j) Tax Liens; Status of Property. There is no delinquent tax or assessment lien on any Mortgaged Property, and each Mortgaged Property is free of material damage and is in good repair;

            (k) No Defenses. The Home Loan is not subject to any right of rescission, set-off, counterclaim or defense, including the defense of usury, nor will the operation of any of the terms of the Debt Instrument or the Mortgage, or the exercise of any right thereunder, render either the Debt Instrument or the Mortgage unenforceable in whole or in part, or subject to any right of rescission, set-off, counterclaim or defense, including the defense of usury, and no such right of rescission, set-off, counterclaim or defense has been asserted with respect thereto;

            (l) No Mechanics Lien. There is no mechanic's lien or claim for work, labor or material affecting any Mortgaged Property which is or may be a lien prior to, or equal to or on a parity with, the lien of such Mortgage except those which are insured against by the title insurance policy referred to in Section (n) below;

            (m) Origination in Compliance with Laws. Each Home Loan complies, at the time it was made complied and at all times has complied in all material respects with applicable local, state and federal laws and regulations, including, without limitation, usury, truth-in-lending, real estate settlement procedure, consumer credit protection, equal credit opportunity, disclosure and recording laws and the Transferor has and shall maintain in its possession available for inspection and shall deliver upon demand, evidence of compliance with all such requirements; and, to the Transferor's knowledge, no fraud or misrepresentation was committed by any person or entity in connection with the origination of each Home Loan;

            (n) Title Insurance. With respect to each Home Loan, a written commitment for a lender's title insurance policy, issued in standard American Land Title Association or California Land Title Association form, or other form acceptable in a particular jurisdiction, by a title insurance company authorized to transact business in the state in which the related Mortgaged Property is situated, together with a condominium endorsement, if applicable, in an amount at least equal to the original Principal Balance of such Home Loan insuring the mortgagee's interest under the related Home Loan as the holder of a valid first mortgage lien of record on the real property described in the Mortgage, subject only to exceptions of the character referred to in paragraph (g) above, was effective on the date of the origination of such Home Loan, and, as of the Closing Date, such commitment will be valid and thereafter the policy issued pursuant to such commitment shall continue in full force and effect. The Transferor is, or will be upon completion of assignment, the sole named insured of such mortgage title insurance policy, the assignment to the Issuer, and the pledge to the Indenture Trustee, of the originator's interest in such mortgage title insurance policy does not require the consent of or notification to the insurer, and such mortgage title insurance policy is in full force and effect and will be in full force and effect and inure to the benefit of the Issuer upon the consummation of the transactions contemplated by this Agreement. No claims have been made under such mortgage title insurance policy and no prior holder of the related Mortgage, including the originator, has done, by act or omission, anything that would impair the coverage of such mortgage title insurance policy;

            (o) Hazard Insurance. The improvements upon each Mortgaged Property are covered by a valid and existing hazard insurance policy with a generally acceptable carrier that provides for fire and extended coverage representing coverage not less than the least of (1) the outstanding principal balance of the related Mortgage, (2) the minimum amount required to compensate for damage or loss on a replacement cost basis or (3) the full insurable value of the Mortgaged Property. All individual insurance policies (collectively, the "Hazard insurance policy") are the valid and binding obligation of the insurer and contain a standard mortgagee clause naming the originator, its successors and assigns, as mortgagee. All premiums thereon have been paid. The Mortgage obligated the Obligor thereunder to maintain all such insurance at the Obligor's cost and expense, and upon the Obligor's failure to do so, authorizes the holder of the Mortgage to obtain and maintain such insurance at the Obligor's cost and expense and to seek reimbursement therefor from the Obligor;

            (p) Flood Insurance. If any Mortgaged Property is in an area identified in the Federal Register by the Federal Emergency Management Agency as having special flood hazards, a flood insurance policy in a form meeting the requirements of the current guidelines of the Federal Insurance Administration is in effect with respect to such Mortgaged Property with a generally acceptable carrier in an amount representing coverage not less than the least of (A) the outstanding principal balance of the related Home Loan, (B) the minimum amount required to compensate for damage or loss on a replacement cost basis or (C) the maximum amount of insurance that is available under the National Flood Insurance Act of 1968, as amended; The Mortgage obligated the Obligor thereunder to maintain all such insurance at the Obligor's cost and expense, and upon the Obligor's failure to do so, authorizes the holder of the Mortgage to obtain and maintain such insurance at the Obligor's cost and expense and to seek reimbursement therefor from the Obligor;

            (q) Enforceability. Each Mortgage and Debt Instrument is genuine and is the legal, valid and binding obligation of the maker thereof and is enforceable in accordance with its terms, except only as such enforcement may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting the enforcement of creditors' rights generally and by general principles of equity (whether considered in a proceeding or action in equity or at law), and all parties to each Home Loan had full legal capacity to execute all Home Loan documents and convey the estate therein purported to be conveyed and the Mortgage and Debt Instrument have been duly and properly executed by such parties; the Obligor is a natural person who is a party to the Debt Instrument and the Mortgage in an individual capacity and not in the capacity of a trustee or otherwise.

            (r) Notice to Insurers. The Transferor has caused or will cause to be performed any and all acts required to be performed to preserve the rights and remedies of the Indenture Trustee in any insurance policies applicable to the Home Loans including, without limitation, any necessary notifications of insurers, assignments of policies or interests therein, and establishments of co-insured, joint loss payee and mortgagee rights in favor of the Indenture Trustee;

            (s) Geographic Concentration. No more than approximately 0.40% of the Cut-Off Date Aggregate Pool Principal Balance is secured by Mortgaged Properties located within any single zip code area; no more than 10.00% of the Cut-Off Date Aggregate Pool Principal Balance is located within any single state, except for California;

            (t) Primary Residence. Based upon the representations of the Obligors at the time of origination, at least approximately 89.86% of the Cut-Off Date Aggregate Pool Principal Balance is secured by Mortgaged Properties that are maintained by the Obligors as primary residence;

            (u) No Modification. The terms of the Debt Instrument and the Mortgage have not been impaired, altered or modified in any material respect, except by a written instrument which has been recorded or is in the process of being recorded, if necessary, to protect the interest of the Securityholders and which has been or will be delivered to the Trustee or the Custodian. The substance of any such alteration or modification is reflected on the Home Loan Schedule.

            (v) Recordation. Each original Mortgage was recorded, and all subsequent assignments of the original Mortgage have been recorded in the appropriate jurisdictions wherein such recordation is necessary to perfect the lien thereof as against creditors of the Transferor (or, subject to Section 2.04(d) hereof, are in the process of being recorded);

            (w) No Waiver. No instrument or release or waiver has been executed in connection with the Home Loan, and no Obligor has been released, in whole or in part;

            (x) Taxes and Insurance. All taxes, governmental assessments, insurance premiums, water, sewer and municipal charges, leasehold payments or ground rents which previously became due and owing have been paid, or an escrow of funds has been established in an amount sufficient to pay for every such item which remains unpaid and which has been assessed but is not yet due and payable.

            (y) No Advances. Except for payments in the nature of escrow payments, including without limitation, taxes and insurance payments, the Master Servicer has not advanced funds, or induced, solicited or knowingly received any advance of funds by a party other than the Obligor, directly or indirectly, for the payment of any amount required by the Mortgage, except for interest accruing from the date of the Debt Instrument or date of disbursement of the Mortgage proceeds, whichever is greater, to the day which precedes by one month the Due Date of the first installment of principal and interest;

            (z) Condemnation; Damage. There is no proceeding pending or threatened for the total or partial condemnation of the Mortgaged Property, nor is such a proceeding currently occurring. No Mortgaged Property is damaged by waste, fire, earthquake or earth movement, windstorm, flood, tornado or other casualty, so as to affect adversely the value of the Mortgaged Property as security for the Home Loan or the use for which the premises were intended;

            (aa) No Encroachments. All of the improvements which were included for the purpose of determining the appraised value of the Mortgaged Property lie wholly within the boundaries and building restriction lines of such property, and no improvements on adjoining properties encroach upon the Mortgaged Property;

            (bb) Property in Compliance with Law. No improvement located on or being part of the Mortgaged Property is in violation of any applicable zoning law or regulation. All inspections, licenses and certificates required to be made or issued with respect to all occupied portions of the Mortgaged Property and, with respect to the use and occupancy of the same, including but not limited to certificates of occupancy and fire underwriting certificates, have been made or obtained from the appropriate authorities and the Mortgaged Property is lawfully occupied under applicable law;

            (cc) No Future Advances. The proceeds of the Home Loan have been fully disbursed, and there is no obligation on the part of the mortgagee or any person to make, or option on the part of the mortgagor to request, future advances thereunder. Any and all requirements as to completion of any on-site or off-site improvements and as to disbursements of any escrow funds therefor have been satisfied. All costs, fees and expenses incurred in making or closing or recording the Home Loans were paid;

            (dd) Mortgage as Sole Security. The related Debt Instrument is not and has not been secured by any collateral, pledged account or other security except the lien of the corresponding Mortgage;

            (ee) No-Buy-Down Loans. No Home Loan was originated under a buydown plan;

            (ff) No Originator Payment Obligations. There is no obligation on the part of the Master Servicer or any other party to make payments in addition to those made by the Obligor;

            (gg) Deeds of Trust. With respect to each Mortgage constituting a deed of trust, a trustee, duly qualified under applicable law to serve as such, has been properly designated and currently so serves and is named in such Mortgage, and no fees or expenses are or will become payable by the Noteholders or the Trust to the trustee under the deed of trust, except in connection with a trustee's sale after default by the Obligor;

            (hh) No Shared Appreciation. No Home Loan has a shared appreciation feature, or other contingent interest feature;

            (ii) State Qualification. All parties which have had any interest in the Home Loan, whether as mortgagee, assignee, pledgee or otherwise, are (or, during the period in which they held and disposed of such interest, were) (1) in compliance with any and all applicable licensing requirements of the laws of the state wherein the Mortgaged Property is located, and (2)(A) organized under the laws of such state, or (B) qualified to do business in such state, or (C) federal savings and loans associations or national banks having principal offices in such state or (D) not doing business in such state so as to require qualification or licensing;

            (jj) Due on Sale. The Mortgage contains a customary provision for the acceleration of the payment of the unpaid principal balance of the Home Loan in the event the related Mortgage Property is sold without the prior consent of the mortgagee thereunder;

            (kk) Obligor Bankruptcy. No Obligor is a debtor in any state or federal insolvency or bankruptcy proceeding;

            (ll) Enforcement Rights. The related Mortgage contains customary and enforceable provisions which render the rights and remedies of the holder thereof adequate for the realization against the Mortgaged Property of the benefits of the security, including, (i) in the case of a Mortgage designated as a deed of trust, by trustee's sale, and (ii) otherwise by judicial foreclosure. There is no homestead or other exemption available to the Mortgagor which would materially interfere with the right to sell the Mortgaged Property at a trustee's sale or the right to foreclose upon the related Mortgage;

            (mm) No Default. Other than delinquent Home Loans set forth in clause (i) of this Section 3.04, there is no default, breach, violation or event of acceleration existing under the Mortgage or the related Debt Instrument and no event which, with the passage of time or with notice and the expiration of any grace or cure period, would constitute a default, breach, violation or event of acceleration; and neither the Master Servicer nor the Transferor has waived any default, breach, violation or event of acceleration;

            (nn) Deposit of Payments. All amounts received on and after the Cut-Off Date with respect to the Home Loans to which the Transferor is not entitled to have been deposited into the Collection Account and are, as of the Closing Date, in the Collection Account;

            (oo) Underwriting. All of the Home Loans were originated and underwritten by the Transferor, or purchased and re-underwritten by the Transferor, in each case in accordance with the underwriting criteria set forth in the Prospectus Supplement;

            (pp) Conformity to Prospectus. Each Home Loan conforms, and all such Home Loans in the aggregate conform, to the description thereof set forth in the Prospectus and the Prospectus Supplement;

            (qq) No Adverse Selection. The Home Loans were not selected by the Transferor for inclusion in the Trust on any basis intended to adversely affect the Trust;

            (rr) Appraisal. A full appraisal on forms approved by FNMA or FHLMC was performed in connection with the origination of the related Home Loan. Each appraisal meets guidelines that would be generally acceptable to prudent mortgage lenders that regularly originate or purchase mortgage loans comparable to the Home Loan for sale to prudent investors in the secondary market that invest in loans such as the Home Loans;

            (ss) Loan-To-Value. As of the Cut-Off Date, no Home Loan had a Loan-To-Value Ratio in excess of 91.78% and as of the Cut-Off Date, the weighted average Loan-To-Value Ratio is 77.48%;

            (tt) Environmental Matters. To the best of the Transferor's knowledge, (i) no Mortgaged Property was, as of the Cut-Off Date, (A) located within a one-mile radius of any site containing environmental or hazardous waste risks, and (B) in violation of any environmental law or regulation; and (ii) no Mortgaged Property contained any environmentally hazardous material, substance or waste;

            (uu) Term. No Home Loan has a remaining term in excess of 360 months; and

            (vv) Monthly Payments. Except for 25.65% of the Pool 1 Loans, by Pool 1 Principal Balance, as of the Cut-Off Date, each Debt Instrument will provide for a schedule of substantially equal Monthly Payments which are, if timely made, sufficient to fully amortize the principal balance of such Debt Instrument on or before its maturity date.

            Section 3.05.  Purchase and Substitution.

            (a) Repurchase and Substitution of Defective Home Loans. It is understood and agreed that the representations and warranties set forth in
Section 3.02 and Section 3.04 hereof shall survive the conveyance of the Home Loans from the Transferor to the Depositor and from the Depositor to the Issuer, the pledge of the Home Loans to the Indenture Trustee and the delivery of the Notes to the Noteholders. Upon discovery by the Depositor, the Master Servicer, the Servicer, the Transferor, any Custodian, the Issuer, the Indenture Trustee, the Owner Trustee, the Securities Insurer or any Securityholder of a breach of any of the representations and warranties set forth in Section 3.02 and Section
3.04 which materially and adversely affects the value of the Home Loans or the interests of the Owner Trustee, the Securities Insurer or the Indenture Trustee in the related Home Loan (notwithstanding that such representation and warranty was made to the Transferor's best knowledge), the party discovering such breach shall give prompt written notice to the others. The Transferor shall, within 60 days of the earlier of its discovery or its receipt of notice of any breach of a representation or warranty, promptly cure such breach in all material respects. If within 60 days after the earlier of the Transferor's discovery of such breach or the Transferor's receiving notice thereof such breach has not been remedied by the Transferor or waived by the Securities Insurer and such breach materially and adversely affects the interests of the Owner Trustee or the Indenture Trustee in, or the value of, the related Home Loan (the "Defective Home Loan"), the Transferor shall on or before the Determination Date next succeeding the end of such 60-day period either (i) remove such Defective Home Loan from the Trust (in which case it shall become a Deleted Home Loan) and substitute one or more Qualified Substitute Home Loans in the manner and subject to the conditions set forth in this Section 3.05 or (ii) purchase such Defective Home Loan at a purchase price equal to the Purchase Price by depositing such Purchase Price in the Collection Account. The Transferor shall provide the Master Servicer, the Servicer, the Indenture Trustee, the Securities Insurer and the Owner Trustee with a certification of a Responsible Officer on the Determination Date next succeeding the end of such 60-day period indicating whether the Transferor is purchasing the Defective Home Loan or substituting in lieu of such Defective Home Loan a Qualified Substitute Home Loan.

            Any substitution of Home Loans pursuant to this Section 3.05(a) shall be accompanied by payment by the Transferor of the Substitution Adjustment, if any, to be deposited in the Collection Account. For purposes of calculating the Available Collection Amount for any Class of Notes for any Payment Date, amounts paid by the Transferor pursuant to this Section 3.05 in connection with the repurchase or substitution of any Defective Home Loan that are on deposit in the Collection Account as of the Determination Date for such Payment Date shall be deemed to have been paid during the related Due Period and shall be transferred to the Note Payment Account as part of the Available Collection Amount for such Class of Notes to be retained therein or transferred to the Certificate Distribution Account, if applicable, pursuant to Section 5.01(c) hereof.

            In addition to such cure, repurchase or substitution obligation, the Transferor shall indemnify the Issuer, the Depositor, the Master Servicer, the Indenture Trustee, the Securities Insurer and the Securityholders against any losses, damages, penalties, fines, forfeitures, reasonable and necessary legal fees and related costs, judgments, and other costs and expenses resulting from any claim, demand, defense or assertion based on or grounded upon, or resulting from, a breach by the Transferor of any of it representations and warranties contained in Section 3.02 and Section 3.04.

            (b) Repurchase of Defaulted Home Loans. In addition to the preceding repurchase obligations, each of the Transferor and Master Servicer shall have the option, exercisable in its sole discretion at any time, to repurchase from the Owner Trustee any Home Loan that is delinquent 91 or more days (in which case such Home Loan shall become a Deleted Home Loan); provided, however, that any such repurchase of a Home Loan pursuant to this Subsection shall be conducted in the same manner as the repurchase of a Defective Home Loan pursuant to this Section 3.05. If the Home Loans repurchased pursuant to this Subsection 3.05(b) are in excess of 3.00% of the Cut-Off Date Aggregate Pool Principal Balance, then such repurchases of Home Loans that exceed 3.00% of the Cut-Off Date Aggregate Pool Principal Balance may be affected only with the consent of the Securities Insurer and shall be included as Realized Losses with respect to the related Pool for purposes of determining the Realized Losses under the OC Trigger Increase Event (but not with respect to the determination of a Master Servicer Event of Default under Section 10.01(a) hereof). The Transferor or the Master Servicer, as the case may be, shall inform the Securities Insurer of how any Home Loan purchased pursuant to this Section 3.05(b) is ultimately disposed of by such purchaser.

            (c) Substitutions. As to any Deleted Home Loan for which the Transferor substitutes a Qualified Substitute Home Loan(s), the Transferor shall effect such substitution by delivering to the Indenture Trustee, the Master Servicer and Owner Trustee (i) a certification executed by a Responsible Officer of the Transferor to the effect that the Substitution Adjustment has been credited to the Collection Account and (ii) the documents constituting the Indenture Trustee's Home Loan File for such Qualified Substitute Home Loan(s).

            In accordance with Section 5.01(b)(1) hereof, the Master Servicer shall cause the Servicer to deposit in the Collection Account all payments received in connection with such Qualified Substitute Home Loan(s) after the date of such substitution. Monthly Payments received with respect to Qualified Substitute Home Loans on or before the date of substitution will be retained by the Transferor. The Indenture Trustee will be entitled to all payments received on the Deleted Home Loan on or before the date of substitution and the Transferor shall thereafter be entitled to retain all amounts subsequently received in respect of such Deleted Home Loan. The Transferor shall give written notice to the Owner Trustee, the Master Servicer, the Servicer (if the Transferor is not then acting as such), the Indenture Trustee, the Securities Insurer and Owner Trustee that such substitution has taken place and the Servicer shall amend the Home Loan Schedule pursuant to Subsection (g) below. Upon such substitution, such Qualified Substitute Home Loan(s) shall be subject to the terms of this Agreement in all respects, and the Transferor shall be deemed to have made with respect to such Qualified Substitute Home Loan(s), as of the date of substitution, the covenants, representations and warranties set forth in Section 3.02 and Section 3.04 hereof. On the date of such substitution, the Transferor will deposit into the Collection Account an amount equal to the related Substitution Adjustment, if any.

            (d) Reassignment of Defective Home Loans. With respect to all Defective Home Loans or other Home Loans repurchased by the Transferor pursuant to this Agreement, upon the deposit of the Purchase Price therefor into the Collection Account, the Owner Trustee shall assign to the Transferor, without recourse, representation or warranty, all the Owner Trustee's right, title and interest in and to such Defective Home Loans or other Home Loans, which right, title and interest were conveyed to the Owner Trustee pursuant to the Home Loan Purchase Agreement. The Owner Trustee shall take any actions as shall be reasonably requested by the Transferor to effect the repurchase of any such Home Loans.

            (e) Sole Remedies Against Transferor. It is understood and agreed that the obligations of the Transferor to cure or to repurchase or substitute any such Home Loan, and to indemnify for any breach of any representation or warranty with respect thereto, pursuant to this Section 3.05 shall constitute the sole remedies against it with respect to such breach of the foregoing representations or warranties or the existence of the foregoing conditions. Any cause of action against the Transferor relating to or arising out of a defect in an Indenture Trustee's Home Loan File as or against the Transferor relating to or arising out of a breach of any representations and warranties made in Section
3.02 and Section 3.04 hereof shall accrue as to any Home Loan upon (i) discovery of such defect or breach by any party and notice thereof to the Transferor or notice thereof by the Transferor to the Indenture Trustee, (ii) failure by the Transferor to cure such defect or breach or purchase or substitute such Home Loan as specified above, and (iii) demand upon the Transferor, as applicable, by the Owner Trustee for all amounts payable in respect of such Home Loan.

            (f) No Duty to Investigate. Neither the Securities Insurer, the Master Servicer, the Owner Trustee nor the Indenture Trustee shall have any duty to conduct any affirmative investigation other than as specifically set forth in this Agreement as to the occurrence of any condition requiring the repurchase or substitution of any Home Loan pursuant to this Section or the eligibility of any Home Loan for purposes of this Agreement.

            (g) Amendment of Home Loan Schedule. In connection with a repurchase or substitution of any Home Loan pursuant to this Section 3.05, the Master Servicer shall cause the Servicer shall amend the Home Loan Schedule to reflect
(i) the removal of the applicable Deleted Home Loan from the terms of this Agreement, and (ii) if applicable, the substitution of the applicable Qualified Substitute Home Loan. In connection with its monthly reporting here under, the Master Servicer shall cause the Servicer shall deliver a copy of the amended Home Loan Schedule to the Securities Insurer, the Master Servicer, the Indenture Trustee, and the Transferor.

                                   ARTICLE IV

                ADMINISTRATION AND SERVICING OF THE HOME LOANS

            Section 4.01.  Appointment and Duties of the Master Servicer.

            (a) Appointment and Compensation of Master Servicer. The Issuer, the Securityholders and the Indenture Trustee hereby assign and appoint the Master Servicer to act as the Master Servicer for the Home Loans (including all of the duties, obligations and rights of the Master Servicer) under this Agreement. The Master Servicer hereby accepts its appointment as the Master Servicer hereunder. The Master Servicer hereby undertakes to enter into the Servicing Agreement with the Servicer. The Master Servicer may remove and replace the Servicer under the terms of the Servicing Agreement, provided that the Securities Insurer consents to such termination and such Servicer is replaced with an Eligible Servicer. The Master Servicer shall not consent to any amendment or modification of any Servicing Agreement without the consent of the Securities Insurer. The Master Servicer shall not consent to any material amendment, modification or waiver of the servicing provisions of this Agreement, without the consent of the Securities Insurer and the Indenture Trustee. The Issuer, the Securityholders and the Indenture Trustee hereby assign and appoint the Master Servicer to act on behalf of the Issuer as "Owner" under the Servicing Agreement.

            Subject to Section 5.01(c), as compensation for its services hereunder, the Master Servicer shall be entitled to receive from the Note Payment Account the Master Servicer Fee. In addition to the Master Servicer Fee, additional compensation attributable to 20% of any late charges collected on the Home Loans, investment earnings from the Collection Account and the Note Payment Account shall be part of the Master Servicer Compensation payable to the Master Servicer pursuant to Section 5.01(c) hereof. Master Servicer Compensation shall be reduced by the amount of any due and unpaid Servicing Fee Recovery Amounts. The Master Servicer shall be required to pay all expenses incurred by it in connection with its Master Servicer duties and activities hereunder and shall not be entitled to reimbursement therefor except as specifically provided for herein.

            (b) Master Servicer Assumes Servicing Responsibility. If a Servicer Termination Event occurs, then the Master Servicer shall be obligated (1) if instructed by the Securities Insurer, to select a successor Servicer, that is acceptable to the Securities Insurer, or (2) to act as the Servicer of the Home Loans hereunder unless the Securities Insurer directs otherwise.

            (c) Monitoring of Servicing. The Master Servicer shall: (i) review the servicing reports and loan level information prepared by the Servicer (1) to determine whether such reports are inaccurate or incomplete, in any material respect, and (2) to ascertain that the Servicer is in compliance, in all material respects, with its duties and obligations with respect to such reports under this Agreement; (ii) otherwise monitor the performance by the Servicer of its duties and obligations hereunder and notify the Indenture Trustee and the Securities Insurer of any Servicer Event of Default of which it has received notice or has actual knowledge; and (iii) be obligated to verify that the Servicer has deposited all payments and proceeds required to be deposited into the Collection Account pursuant to Section 5.01(b)(1) hereof. On the 19th calendar day of each month (or the next Business Day, if the 19th is not a Business Day), the Master Servicer shall provide the Indenture Trustee with an Officer's Certificate to the effect that the Master Servicer has performed its obligations under this Section 4.01(c) with respect to the servicing information for such month.

            (d) Successor Servicer. The Master Servicer agrees that it shall at all times be prepared (and shall take all steps reasonably required by the Securities Insurer to ensure such preparation), to perform the duties and obligations of the Servicer and become the successor servicer, if the Servicer fails to perform its duties and obligations hereunder.

            (e) Servicer Termination or Non-Renewal. At the direction of the Securities Insurer or the Majority Noteholders (with the prior consent of the Securities Insurer), the Master Servicer, on behalf of the Issuer and the Securityholders, shall terminate the Servicer upon the occurrence and continuance of a Servicer Event of Default. The Master Servicer may, with the prior consent of the Securities Insurer, on behalf of the Issuer and the Securityholders, terminate the Servicer upon the occurrence and continuance of a Servicer Event of Default. The renewal or non-renewal of the Servicer's term shall be governed by the terms of the Servicing Agreement; provided that the Master Servicer shall renew the term of the Servicer prior to the expiration thereof pursuant to Section 3 of the Servicing Agreement unless it has been instructed otherwise by the Securities Insurer.

            (f) Resignation of Master Servicer. The Master Servicer shall resign as Master Servicer hereunder if it determines that its duties hereunder are no longer permissible under applicable law or are in material conflict by reason of applicable law with any other activities carried on by it and cannot be cured, provided that such determination shall be evidenced by an Opinion of Counsel (which shall be Independent) to such effect delivered to the Owner Trustee, the Indenture Trustee and the Securities Insurer. In addition, the Master Servicer may resign for any reason with 30 day's prior written notice to the Owner Trustee, the Indenture Trustee and the Securities Insurer. No resignation of the Master Servicer shall become effective until a successor master servicer acceptable to the Securities Insurer shall have assumed the obligations of the Master Servicer hereunder.

            (g) Limitation on Liability of Master Servicer. Except as set forth in Section 9.01 herein, neither the Master Servicer nor any of the directors, officers, employees or agents of the Master Servicer shall be under any liability to the Owner Trustee, the Indenture Trustee, the Servicer, the Securities Insurer, the Noteholders or any other Person for any action taken or for refraining from the taking of any action at the direction of the Securities Insurer or any action in good faith pursuant to this Agreement, or for errors in judgment; provided, however, that this provision shall not protect the Master Servicer or any such Person against any liability that would otherwise be imposed by reason of willful misfeasance, bad faith or negligence in its performance of its duties or by reason of non-performance of its express non-discretionary obligations and duties under this Agreement. The Master Servicer and any directors, officer, employee or agent of the Master Servicer may rely in good faith on any document of any kind prima facie properly executed and submitted by any Person respecting any matters arising hereunder.

            (h) Monthly Advances. If any Obligor fails to make all or any portion of its Monthly Payment for any Due Period by the related Determination Date, the Master Servicer shall deposit such shortfall (net of the Servicing Fee and the Master Servicer Fee in respect thereof) into the Collection Account on or before such Determination Date, unless the Master Servicer, in its reasonable judgment, determines that any such Monthly Advance would be non-recoverable from future proceeds from the related Home Loan. The Indenture Trustee shall make any Monthly Advance that the Master Servicer fails to make, unless the Indenture Trustee, in its reasonable judgement, determines that any such Monthly Advance would be non-recoverable from future proceeds from the related Home Loan. The Indenture Trustee shall be reimbursed for funds so advanced as provided in this Agreement and the Indenture with respect to reimbursement of Monthly Advances.

            (i) Three Month Renewal of Master Servicer Term. The Master Servicer hereby covenants and agrees to act as master servicer under this Agreement for an initial term commencing on the Closing Date and expiring on September 30, 1999 (the "Initial Term"). Thereafter, the Initial Term shall be extendible in the sole discretion of the Securities Insurer by written notice (each, a "Master Servicer Renewal Notice") of the Securities Insurer (or the Indenture Trustee if a Securities Insurer Default is then occurring) for successive three month terms. Each such Master Servicer Renewal Notice (if any) shall be delivered by the Securities Insurer to the other parties to this Agreement. The Master Servicer hereby agrees that, as of the date hereof and upon its receipt of any Master Servicer Renewal Notice, the Master Servicer shall be bound for the duration of the Initial Term and the term covered by any such Master Servicer Renewal Notice to act as the Master Servicer, subject to and in accordance with the other provisions of this Agreement. The Master Servicer agrees that if, as of the last day of the calendar month preceding the last day of any such servicing term, the Master Servicer shall not have received a Master Servicer Renewal Notice from the Securities Insurer, the Master Servicer shall, within five days thereafter, give written notice of such non-receipt to the Securities Insurer and the Indenture Trustee. The failure of the Securities Insurer to deliver a Master Servicer Renewable Notice by the end of any such three-month term shall result in the automatic termination of the Master Servicer.

            (j) Non-renewal or Termination. Upon any non-renewal or termination of the Master Servicer pursuant to this Section 4.01, the master servicing of the Home Loans hereunder shall be transferred to a successor master servicer in accordance with the terms hereof.

            (k) Compensating Interest. If Compensating Interest is owing with respect to such Payment Date, then the Master Servicer shall cause the Servicer to direct Compensating Interest, up to the amount of the sum of the Master Servicer Fee and the Servicing Fee for such Payment Date, into the Collection Account on or before the related Determination Date. The Master Servicer shall fund the payment of Compensating Interest on any Payment Date first out of its Master Servicer Compensation for the related Payment Date, and if and only if such amount is not sufficient, shall cause any remaining amounts to be paid out of the Servicing Fee for the related Payment Date. Any Servicing Fees used to pay Compensating Interest hereunder shall be repaid to the Servicer through the payment of Servicing Fee Recovery Amounts.

            (l) Prepayment Penalties. The Master Servicer shall not waive any prepayment penalties due on any Home Loan and shall not consent to the waiver by the Servicer of any such prepayment penalties, without the prior written consent of the Securities Insurer; provided, however, that the Master Servicer may waive or consent to the waiver by the Servicer of any prepayment penalties due on a Home Loan without the prior consent of the Securities Insurer if:

            (a) the cumulative Principal Balance of the Home Loans for which the Master Servicer previously waived prepayment penalties and previously consented to the waiver by the Servicer of prepayment penalties is less than or equal to 1.00% of the Cut-Off Date Aggregate Pool Principal Balance;

            (b)   such Home Loan is 90 days or more Delinquent;

            (c) on or after the Stepdown Date, there does not exist, as of the date of determination an Overcollateralization Deficiency Amount; or

            (d)   there exists a Securities Insurer Default.

            Section 4.02.  Interim Servicer.

            Until the transfer of servicing to the initial Servicer on the "servicing transfer date" as specified in the Servicing Agreement, the Master Servicer agrees, and the Issuer, Securityholders, the Security Insurer and the Indenture Trustee hereby assign and appoint the Master Servicer as the Servicer of the Home Loans. The Master Servicer shall be obligated to act as the Servicer of the Home Loans and agrees to service the Home Loans in accordance with Accepted Servicing Procedures until the transfer of servicing to the Servicer. During the period in which the Master Servicer is acting as servicer, it shall be entitled to any Servicing Fee earned during such period.

            Section 4.03.  Powers of Attorney.

            The Indenture Trustee shall execute, at the written direction of the Servicer or the Master Servicer, any limited or special powers of attorney and other documents reasonably acceptable to the Indenture Trustee to enable the Servicer or the Master Servicer to carry out their servicing and administrative duties hereunder, including, without limitation, limited or special powers of attorney with respect to any Foreclosure Property, and the Indenture Trustee shall not be accountable for the actions of the Servicer or the Master Servicer under such powers of attorney and shall be indemnified by the Master Servicer in accordance with Section 9.01 hereof.

            Section 4.04.  Filing of Continuation Statements.

            On or before the fifth (or twelfth, as appropriate) anniversary of the filing of any financing statements by the Transferor and the Depositor, respectively, with respect to the assets conveyed to the Owner Trustee or to the Issuer, the Transferor shall prepare, have executed by the necessary parties and file in the proper jurisdictions at their expense all financing and continuation statements necessary to maintain the liens, security interests and priorities of such liens and security interests that have been granted by the Transferor and the Depositor, respectively, the Transferor shall continue to file on or before each fifth (or twelfth) anniversary of the filing of any financing and continuation statements such additional financing and continuation statements until the Trust has terminated pursuant to Section 9.1 of the Owner Trust Agreement. The Indenture Trustee, the Depositor and Owner Trustee agree to cooperate with the Transferor and the Depositor in preparing, executing and filing such statements. The filing of any such statement with respect to the Transferor and the Depositor shall not be construed as any indication of an intent of any party contrary to the expressed intent set forth in Section 2.03 hereof and Section 2.3 of the Home Loan Purchase Agreement. If the Transferor or the Depositor has ceased to do business whenever any such financing and continuation statements must be filed or the Transferor fails to file any such financing statements or continuation statements at least one month prior to the expiration thereof, each of the Transferor and the Depositor does hereby make, constitute and appoint the Owner Trustee its attorney-in-fact, with full power and authority, to execute and file in its name and on its behalf any such financing statements or continuation statements required under this Section 4.04 relating to assets conveyed to the Owner Trustee and the Depositor does hereby make, constitute and appoint the Indenture Trustee its attorney-in-fact, with full power and authority, to execute and file in its name and on its behalf any such financing statements or continuation statements required under this Section
4.04 relating to assets conveyed to the Issuer.

            Section 4.05.  Reports to the Securities and Exchange Commission.

            The Indenture Trustee shall, on behalf of the Issuer, cause to be filed with the Securities and Exchange Commission all monthly reports on Form 8-K and annual reports on Form 10-K by EDGAR electronic format (or any successor format) required to be filed under the provisions of the Securities Exchange Act of 1934, as amended, and the rules and regulations of the Securities and Exchange Commission thereunder. The Indenture Trustee shall obtain on behalf of the Issuer, EDGAR access codes (or any successor codes) on behalf of the Issuer required for filing with the Securities and Exchange Commission. Upon the request of the Indenture Trustee, each of the Servicer, the Master Servicer and the Transferor shall cooperate with the Indenture Trustee in the preparation of any such report and shall provide to the Indenture Trustee in a timely manner all such information or documentation as the Indenture Trustee may reasonably request in connection with the performance of its duties and obligations under this Section 4.05.

                                    ARTICLE V

                         ESTABLISHMENT OF TRUST ACCOUNTS

            Section 5.01.  Collection Account and Note Payment Account.

            (a) (i) Establishment of Collection Account. The Master Servicer, for the benefit of the Securityholders, the Indenture Trustee and the Securities Insurer, shall cause to be established and maintained by the Indenture Trustee one or more Collection Accounts (collectively, the "Collection Account"), which shall be separate Eligible Accounts and may be interest-bearing, and which shall be entitled "Collection Account of First Union National Bank, as Indenture Trustee, in trust for the Fremont Home Loan Asset Backed Notes, Series 1999-2". The Collection Account may be maintained with the Indenture Trustee or any other depository institution, which satisfies the requirements set forth in the definition of Eligible Account. The creation of any Collection Account other than one maintained with the Indenture Trustee shall be evidenced by a letter agreement between the Servicer and the depository institution acceptable to the Indenture Trustee and the Securities Insurer. A copy of such letter agreement shall be furnished to the Securities Insurer and the Indenture Trustee. Funds in the Collection Account shall be invested in accordance with Section 5.03 hereof.

            The Collection Account shall be established, as of the Closing Date, with First Union National Bank as an Eligible Account pursuant to the definition thereof. The Collection Account may, upon written notice to the Indenture Trustee, and upon the written consent of the Securities Insurer, be transferred to a different depository institution so long as such transfer is to an Eligible Account acceptable to the Securities Insurer.

            (ii) Establishment of Note Payment Account. No later than the Closing Date, the Indenture Trustee, for the benefit of the Noteholders and the Securities Insurer, shall cause to be established and maintained with the Indenture Trustee one or more Note Payment Accounts (collectively, the "Note Payment Account"), which shall be separate Eligible Accounts and may be interest-bearing, and which shall be entitled "Note Payment Account of First Union National Bank, as Indenture Trustee, in trust for the Fremont Home Loan Asset Backed Notes, Series 1999-2". Funds in the Note Payment Account shall be invested in accordance with Section 5.03 hereof.

            (iii) Establishment of Reserve Account. No later than the Closing Date, the Indenture Trustee, for the benefit of the Noteholders and the Securities Insurer, shall cause to be established and maintained with the Indenture Trustee a Reserve Account (the "Reserve Account"), which shall be a separate Eligible Account and may be interest-bearing, and which shall be entitled "Reserve Account of First Union National Bank, as Indenture Trustee, in trust for the Fremont Home Loan Asset Backed Notes, Series 1999-2." Funds in the Reserve Account shall be invested in accordance with Section 5.03 hereof.

            (b) (i) Deposits to Collection Account. The Servicer shall use its best efforts to deposit or cause to be deposited (without duplication), within one (1) Business Day after receipt thereof, into the Collection Account and retain therein in trust for the benefit of the Noteholders and the Securities
Insurer:

                        (A) all payments of  principal  and interest on the Home
                  Loans received after the Cut-Off Date;

                        (B)   all Net Liquidation Proceeds;

                        (C)   all Property Insurance Proceeds;

                        (D)   all Released Mortgaged Property Proceeds;

                        (E)  any  amounts   payable  in   connection   with  the
                  repurchase of any Home Loan and the amount of any Substitution Adjustment pursuant to Section 3.05 hereof;

                        (F) the deposit of the  Termination  Price under Section
                  11.01 hereof;

                        (G) interest  and gains on funds held in the  Collection
                  Account;

                        (H) Monthly Advances pursuant to Section 4.02(h) hereof;

                        (I)   Compensating  Interest pursuant to Section 4.02
                  (k) hereof; and

                        (J) prepayment penalties received from any Obligor.

            The Servicer shall be entitled to retain and not deposit into the Collection Account any amounts received with respect to a Home Loan that constitute additional servicing compensation pursuant to Section 7.03 hereof.

            (ii) Deposits to Note Payment Account. By the close of business on the fourth Business Day prior to each Payment Date, the Master Servicer shall cause the Servicer to withdraw from the Collection Account, the Available Collection Amount for each Class of Notes and deposit such amounts into the Note Payment Account for such Payment Date.

            (iii) Deposits to Reserve Account. On the Closing Date, the Transferor shall deposit into the Reserve Account the Initial Reserve Deposit. On each Payment Date, the Indenture Trustee shall deposit into the Reserve Account such amounts required by Section 5.01(d)(viii) of this Agreement.

            (iv) Withdrawals from Collection Account. The Master Servicer shall cause the Servicer to also make the following withdrawals from the Collection Account, in no particular order of priority:

                        (A) to withdraw  any amount not required to be deposited
                  in the Collection Account or deposited therein in error;

                        (B) to withdraw any Servicing Advance Reimbursement Amounts and Monthly Advance Reimbursement Amounts; and

                        (C) to clear and  terminate  the  Collection  Account in
                  connection with the termination of this Agreement.

            (c) Withdrawals from Note Payment Account. To the extent funds are available in the Note Payment Account, the Indenture Trustee (based on the information provided by the Servicer contained in the Servicer's Monthly Remittance Report for such Payment Date) shall make withdrawals therefrom by 9:00 a.m. (New York City time) on each Payment Date, for application in the following order of priority:

               (i) to distribute on such Payment Date the following amounts related to such Payment Date pursuant to the Indenture in the following order, to be allocated pro rata with respect to each Class of Notes, on the basis of the respective aggregate Principal Balance of the Loans in the related Pools, except for the Guaranty Insurance Premium which shall be allocated on the basis of the respective Note Principal Balances of the Classes of Notes: (1) to the Indenture Trustee, an amount equal to the Indenture Trustee Fee, all unpaid Indenture Trustee Fees from prior Payment Dates and reimbursable expenses; (2) to the Servicer, an amount equal to the Servicing Compensation (net of the sum of any amounts retained prior to deposit into the Collection Account pursuant to subsection (b)(1) above);
     (3) to the Master Servicer, an amount equal to the Master Servicer Compensation and all unpaid Master Servicer Compensation payable pursuant to this Section 5.01(c)(i) from prior Payment Dates; provided, however, if there exists an OC Trigger Event on such Payment Date, such Master Servicer Compensation shall be payable pursuant to Section 5.01(d)(x), unless waived by the Securities Insurer; and (4) to the Securities Insurer, an amount equal to the Guaranty Insurance Premium and all unpaid Guaranty Insurance Premiums from prior Payment Dates; and

               (ii)   subject to the priority of payments in Subsections 5.01(d)
     below, to deposit into the Certificate Distribution Account the applicable portions of the Available Payment Amount payable to the holders of the Residual Interest Certificates as calculated pursuant to Subsection 5.01(d)(x) below on such Payment Date and the amount required to be distributed from the Reserve Account pursuant to Section 5.01(d)(xi) of this Agreement on such Payment Date.

            (d) Withdrawals from Note Payment Account and the Reserve Account. On each Payment Date and with respect to each Class of Notes, the Indenture Trustee (based on the information provided by the Servicer contained in the Servicer's Monthly Remittance Report for such Payment Date) shall distribute from funds remaining on deposit in the Note Payment Account after payment of amounts set forth in Section 5.01(c)(i) and any Insured Payment paid by the Securities Insurer in respect of such Payment Date and from any amounts on deposit in the Reserve Account, in the following order of priority:

               (i) from the Available Payment Amount for each Class of Notes and any Insured Payments for such Class, to the holders of such Class of Notes, the Noteholders' Interest Payment Amount for such Class;

               (ii) from any remaining Available Payment Amount for such Class and any Insured Payments for such Class, to the holders of such Class of Notes, the Regular Principal Payment Amount for such Class and the portion of the Noteholders' Principal Deficiency Amount allocated to such Class, in each case, in reduction of the Note Principal Balance of such Class, until such Note Principal Balance is reduced to zero;

               (iii) from any remaining Available Payment Amount for such Class and any related Insured Payments, to the holders of such Class of Notes, the Excess Spread from the related Pool in an amount not to exceed the Overcollateralization Deficit for such Class of Notes in reduction of the Note Principal Balance of such Class, until such Note Principal Balance is reduced to zero;

               (iv) from any remaining amounts on deposit in the Reserve Account and then any Excess Spread for such Class of Notes remaining after making payments of the amounts required in Section 5.01(c)(i) and clauses
     (i) - (iii) of this Section 5.01(d) above (in that order), to the holders of the other Classes of Notes up to an amount not to exceed the sum of (x) the Overcollateralization Deficit, if any, for such other Classes of Notes remaining after taking into account the payment of the amount required by
     Section 5.01(d)(iii) above on such other Classes and (y) any shortfall in the amount available to pay the Noteholders' Interest Payment Amount for such other Classes of Notes remaining after taking into account the payment of the amount required by Section 5.01(d)(i) above for such other Classes of Notes on such Payment Date, until such Overcollateralization Deficit and such Noteholders' Interest Payment Amount shortfall for the other Classes of Notes have been reduced to zero; provided, that such amounts on deposit in the Reserve Account and such Excess Spread shall be applied first to pay such Noteholders' Interest Payment Amount shortfall, and second to pay such remaining Overcollateralization Deficit;

               (v) from any remaining amounts on deposit in the Reserve Account and then any Excess Spread for such Class of Notes remaining after making the payments required in Section 5.01(c)(i) and clauses (i) - (iv) of this Section 5.01(d) above (in that order), to the Securities Insurer, to reimburse the Securities Insurer for any Securities Insurer Reimbursement Amounts owing to the Securities Insurer under the Insurance Agreement that are allocated to such Class (and with respect to each other Class for which funds are not available to reimburse the Securities Insurer under this clause (v) for such other Class or Classes), including any unpaid Guaranty Insurance Premium (together with interest on such amounts at the late payment rate specified in the Guaranty Policy);

               (vi) from any Excess Spread for such Class of Notes remaining after making the payments required in Section 5.01(c)(i) and clauses (i) -
     (v) of this Section 5.01(d) above, to the holders of such Class, up to an amount equal to the related Overcollateralization Deficiency Amount (calculated after taking into account the payment of the amounts required by Section 5.01(c)(i) and clauses (i) - (v) of this Section 5.01(d) above) as a reduction of the Note Principal Balance of such Class, until such Note Principal Balance is reduced to zero;

               (vii) from any remaining amounts on deposit in the Reserve Account and then any Excess Spread for such Class of Notes remaining after making the payments required in Section 5.01(c)(i) and clauses (i) - (vi) of this Section 5.01(d) above (in that order), to the holders of the other Classes of Notes, up to an amount equal to any Overcollateralization Deficiency Amount for such other Classes (calculated after taking into account the payment of the amounts required by Section 5.01(c)(i) and clauses (i) - (vi) of this Section 5.01(d) above on such other Classes) as a reduction of the Note Principal Balance of the other Classes of Notes until such Note Principal Balances are reduced to zero; provided that the amount of Excess Spread and any amounts from the Reserve Account distributed to any other Class of Notes in Section 5.01(d)(iv) above and this clause (vii) cannot exceed the amount of any losses or unadvanced delinquencies on the Pool related to such other Class of Notes after the payments in Section 5.01(d)(iii) and (vi) above, respectively;

               (viii) from any Excess Spread for such Class of Notes remaining after making the payments required in Section 5.01(c)(i) and clauses (i) -
     (vii) of this Section 5.01(d) above, to the Reserve Account an amount equal to the excess of (x) the aggregate of the Overcollateralization Target Amounts for the other Classes of Notes over (y) the sum of (1) the aggregate of the Overcollateralization Amounts for the other Classes of Notes and (2) amounts on deposit in the Reserve Account on such Payment Date (after taking into account the payment of the amount required by Section 5.01(c) and clauses (i) - (vii) of this Section 5.01(d) above for such other Classes of Notes);

               (ix) from any remaining Excess Spread for such Class of Notes, to the holders of such Class of Notes, the related Noteholders' Interest Carry-Forward Amount for such Class due and unpaid, if any;

               (x)    from any remaining  Excess Spread for such Class of Notes,
     (A) first, concurrently, to the Servicer in an amount needed to reimburse the Servicer for any non-recoverable Servicing Advances, and to the Master Servicer and the Indenture Trustee in an amount needed to reimburse the Master Servicer and the Indenture Trustee for any non-recoverable Monthly Advances, (B) second, to the Master Servicer, the related Master Servicer Compensation required to be paid pursuant to this clause (x) as set forth in Section 5.01(c)(i) and (C) third, to the holders of the Residual Interest Certificates; and

               (xi) to the extent the remaining amounts on deposit in the Reserve Account on any Payment Date after giving effect to the payments made pursuant to Sections 5.01(d)(iv), (v) and (vii) of this Agreement exceed the Reserve Account Requirement for such Payment Date, the Indenture Trustee shall deposit such remaining amounts in the Certificate Distribution Account.

            (e) All payments made on the Notes of each Class on each Payment Date will be made on a pro rata basis among the Noteholders of record of such Class of Notes on the next preceding Record Date, without preference or priority of any kind, and except as otherwise provided in the next sentence, shall be made by wire transfer of immediately available funds to the account of such
Noteholder, if such Noteholder shall own of record Notes in original Denominations aggregating at least $250,000 and shall have so notified the Indenture Trustee, and otherwise by check mailed to the address of such Noteholder appearing in the Notes Register. The final payment on each Note will be made in like manner, but only upon presentment and surrender of such Note at the location specified in the notice to Noteholders of such final payment.

            (f) To the extent any payments pursuant to the payment priorities set forth in Section 5.01(d) from Excess Spread for one Class of Notes or from funds available in the Reserve Account would be required to be paid to more than one Class of Notes due to shortfalls suffered by each such Class, such payment shall be allocated to each such Class pro rata, on the basis of the amount of the shortfalls suffered by each such Class. To the extent any payments pursuant to the payment priorities in Section 5.01(d) from more than one Class of Notes would be required to be paid to the other Class of Notes, deposited in the Reserve Account or paid to reimburse the Securities Insurer, such payment requirement shall be borne by each of the Classes of Notes whose funds would be required to be so paid or deposited pro rata, on the basis of the amount of funds available from each such Class.

            Section 5.01A.  Claims Under Guaranty Policy.

            (a) If, on the second Business Day prior to the related Payment Date a Deficiency Amount exists, the Indenture Trustee shall give notice to the Securities Insurer in the form of Exhibit A to the Guaranty Policy and to its direction by registered mail, personal delivery or telecopy of the amount of such deficiency by 12:00 noon, New York City time, on such Business Day.

            (b) At the time of the execution and delivery of this Agreement, and for the purposes of this Agreement, the Indenture Trustee shall establish a separate special purpose trust account for the benefit of the Noteholders called the "Policy Payments Account" and over which the Indenture Trustee shall have exclusive control and sole right of withdrawal. The Indenture Trustee shall deposit any amount paid under the Guaranty Policy in the Policy Payments Account and distribute such amount only for purposes of making the Insured Payments for which a claim was made. Such amounts shall be disbursed by the Indenture Trustee to the applicable Class of Noteholders in the same manner as principal and interest payments are to be made with respect to such Class of Notes under Sections regarding payment of Notes hereof. It shall not be necessary for such payments to be made by checks or wire transfers separate from the check or wire transfer used to pay Insured Payments with other funds available to make such payments. However, the amount of any payment of principal of or interest on the Notes to be paid from the Policy Payments Account shall be noted as provided in
(d) below in the Payment Statement to be furnished to Noteholders. Funds held in the Policy Payments Account shall not be invested by the Indenture Trustee.

            (c) Any funds received by the Indenture Trustee as a result of any claim under the Guaranty Policy shall be applied by the Indenture Trustee, subject to Section 3.03 of the Indenture, together with the funds, if any, to be withdrawn from the Note Payment Account, directly to the payment in full of the Insured Payments due on the applicable Class of Notes (including Notes held for the Indenture Trustee's own account). Funds received by the Indenture Trustee as a result of any claim under the Guaranty Policy shall be deposited by the Indenture Trustee in the Policy Payments Account and used solely for payment to the Noteholders and may not be applied to satisfy any costs, expenses or liabilities of the Indenture Trustee. Any funds remaining in the Policy Payments Account following a Payment Date shall promptly be remitted to the Securities Insurer except for funds held for the payment of Noteholders pursuant to Section
3.03 of the Indenture.

            (d) The Indenture Trustee shall keep a complete and accurate record of all funds deposited by the Securities Insurer into the Policy Payments Account and the allocation of such funds to payment of interest on and principal paid in respect of any Note. The Securities Insurer shall have the right to inspect such records at reasonable times upon one Business Day's prior notice to the Indenture Trustee.

            (e) Subject to and conditioned upon payment of any interest or principal with respect to any Class of Notes by or on behalf of the Securities Insurer, the Indenture Trustee shall assign to the Securities Insurer all rights to the payment of interest or principal on such Class of Notes which are then due to the extent of all payments made by the Securities Insurer and the Securities Insurer may exercise any option, vote, right, power or the like with respect to the Notes to the extent it has made a principal payment pursuant to the Guaranty Policy. The Indenture Trustee agrees that the Securities Insurer shall be subrogated to all of the rights to payment of the Noteholders or in relation thereto to the extent that any payment of principal or interest was made to such Noteholders with payments made under the Guaranty Policy by the Securities Insurer.

            (f) In the event that the Indenture Trustee has received a certified copy of an order of the appropriate court that any scheduled payment of principal of or interest on any Class of Notes has been voided in whole or in part as a Preference Amount, the Indenture Trustee shall so notify the Securities Insurer, shall comply with the provisions of the Guaranty Policy to obtain payment by the Securities Insurer of such voided scheduled payment, and shall, at the time it provides notice to the Securities Insurer, notify, by mail to the Noteholders of such Class that, in the event that any Noteholder's scheduled payment is so recovered, such Noteholders will be entitled to payment pursuant to the terms of the Guaranty Policy, a copy of which shall be made available through the Indenture Trustee, the Securities Insurer or the fiscal agent, if any, and the Indenture Trustee shall furnish to the Securities Insurer or its fiscal agent, if any, its records evidencing the payments of principal of and interest on such Notes, if any, which have been made by the Indenture Trustee and subsequently recovered from Noteholders, and the dates on which such payments were made.

            (g) The Indenture Trustee shall promptly notify the Securities Insurer of either of the following as to which it has actual knowledge: (i) the commencement of any proceeding by or against the Depositor or the Issuer commenced under the United States Bankruptcy Code or any other applicable bankruptcy, insolvency, receivership, rehabilitation or similar law (an "Insolvency Proceeding") and (ii) the making of any claim in connection with any Insolvency Proceeding seeking the avoidance as a preferential transfer (a "Preference Claim") of any payment of principal of, or interest on, any Class of Notes. Each Noteholder, by its purchase of Notes, and the Indenture Trustee hereby agree that, so long as a Securities Insurer Default shall not have occurred and be continuing, the Securities Insurer may at any time during the continuation of any Insolvency Proceeding direct all matters relating to such Insolvency Proceeding, including, without limitation, (i) all matters relating to any Preference Claim, (ii) the direction of any appeal of any order relating to any Preference Claim at the expense of the Securities Insurer but subject to reimbursement as provided in the Insurance Agreement and (iii) the posting of any surety, supersedeas or performance bond pending any such appeal. In addition, and without limitation of the foregoing, as set forth (i) hereinbelow, the Securities Insurer shall be subrogated to, and each Noteholder and the Indenture Trustee hereby delegate and assign, to the fullest extent permitted by law the rights of the Indenture Trustee and each Noteholder in the conduct of any Insolvency Proceeding, including, without limitation, all rights of any party to an adversary proceeding action with respect to any court under issued in connection with any such Insolvency Proceeding.

            (h) The Indenture Trustee shall furnish to the Securities Insurer or its fiscal agent its records evidencing the payments of principal of and interest on the Notes which have been made by the Indenture Trustee and subsequently recovered from Noteholders, and the dates on which such payments were made.

            (i) Anything herein to the contrary notwithstanding, any payment with respect to the principal of or interest on the Notes which is made with moneys received pursuant to the terms of the Guaranty Policy shall not be considered payment by the Issuer, shall not discharge the Issuer in respect of its obligation to make such payment and shall not result in the payment of or the provision for the payment of the principal of or interest on the Notes within the meaning of Section 4.01 of the Indenture. The Issuer and the Indenture Trustee acknowledge that without the need for any further action on the part of the Securities Insurer, the Issuer, or the Indenture Trustee (i) to the extent the Securities Insurer makes payments, directly or indirectly, on account of principal of or interest on the Notes to the Noteholders, the Securities Insurer will be fully subrogated to the rights of such Noteholders to receive such principal and interest from the Issuer, and (ii) Noteholders shall be paid such principal and interest in their capacity as Noteholders but only from the sources and in the manner provided herein for the payment of such principal and interest.

            Section 5.02.  Certificate Distribution Account.

            (a) Establishment of Certificate Distribution Account. No later than the Closing Date, the Master Servicer, for the benefit of the Certificateholders, shall cause to be established and maintained with the Indenture Trustee for the benefit of the Owner Trustee, on behalf of the Issuer and the Certificateholders, one or more Certificate Distribution Accounts (collectively, the "Certificate Distribution Account"), which shall be separate Eligible Accounts and may be interest-bearing, entitled "Certificate Distribution Account, First Union National Bank, as Indenture Trustee, in trust for the Fremont Home Loan Owner Trust Series 1999-2". Funds in the Certificate Distribution Account shall be invested in accordance with Section 5.03 hereof.

            (b) Deposits to and Distributions from Certificate Distribution Account. On each Payment Date the Indenture Trustee shall withdraw from the Note Payment Account all amounts required to be deposited into the Certificate Distribution Account with respect to such Payment Date pursuant to Section 5.01(c)(ii) hereof and, on behalf of the Owner Trustee, shall deposit such amounts into the Certificate Distribution Account. The Indenture Trustee shall make payments of all remaining amounts on deposit in the Note Payment Account to the holders of the Notes to the extent of amounts due and unpaid on the Notes for principal thereof and interest thereon in accordance with Section 5.01(d) hereof. The Indenture Trustee, on behalf of the Owner Trustee, shall distribute all amounts on deposit in the Certificate Distribution Account to the holders of the Residual Interest Certificates. The Indenture Trustee, on behalf of the Owner Trustee, also shall withdraw from the Certificate Distribution Account any amount not required to be deposited in the Certificate Distribution Account or deposited therein in error.

            (c) Distributions on the Residual Interest Certificates. All distributions made on the Residual Interest Certificates on each Payment Date will be made pro rata among the holders of the Residual Interest Certificates of record on the next preceding Record Date based on their percentage holdings in the Residual Interest, without preference or priority of any kind, and, except as otherwise provided in the next succeeding sentence, shall be made by wire transfer of immediately available funds to the account of each such holder, if such holder shall own of record a Residual Interest Certificate in an original denomination aggregating at least a 50% holding of the Residual Interest and shall have so notified the Indenture Trustee at least 5 Business Days prior thereto, and otherwise by check mailed to the address of such Residual Interest holder appearing in the Certificate Register. The final distribution on each Residual Interest Certificate will be made in like manner, but only upon presentment and surrender of such Residual Interest Certificate at the location specified in the notice to holders of the Residual Interest Certificates of such final distribution. Any amount distributed to the holders of the Residual Interest Certificates on any Payment Date shall not be subject to any claim or interest of holders of the other Notes.

            Section 5.03.  Trust Accounts; Trust Account Property.

            (a)  Control  of Trust  Accounts.  Each of the  Trust  Accounts  (or
interests therein) established hereunder has been pledged by the Issuer to the Indenture Trustee under the Indenture and shall be subject to the lien of the Indenture. In addition to the provisions hereunder, each of the Trust Accounts shall also be established and maintained pursuant to the Indenture. Amounts distributed from each Trust Account in accordance with the Indenture and this Agreement shall be released from the lien of the Indenture upon such distribution thereunder or hereunder. Subject to Sections 5.01 and 5.02 hereof, the Indenture Trustee shall possess all right, title and interest in and to all funds on deposit from time to time in the Trust Accounts (other than the Certificate Distribution Account) and in all proceeds thereof (including all income thereon) and all such funds, investments, proceeds and income shall be part of the Trust Account Property and the Trust Estate. If, at any time, any Trust Account ceases to be an Eligible Account, the Indenture Trustee (or the Servicer on its behalf) shall, within ten Business Days (or such longer period, not to exceed 30 calendar days, as to which each Rating Agency and the Securities Insurer may consent) (i) establish a new Trust Account as an Eligible Account, (ii) terminate the ineligible Trust Account, and (iii) transfer any cash and investments from such ineligible Trust Account to such new Trust Account.

            With respect to the Trust Accounts (other than the Certificate Distribution Account), the Indenture Trustee agrees, by its acceptance hereof, that each such Trust Account shall be subject to the sole and exclusive custody and control of the Indenture Trustee for the benefit of the Securityholders, the Securities Insurer and the Issuer, as the case may be, and the Indenture Trustee shall have sole signature and withdrawal authority with respect thereto.

            In addition to this Agreement and the Indenture, the Certificate Distribution Account established hereunder shall also be subject to and established and maintained in accordance with the Owner Trust Agreement. Subject to rights of the Indenture Trustee, the Noteholders and the Securities Insurer hereunder and under the Indenture, the Owner Trustee shall possess for the benefit of the Certificateholders and the Securities Insurer all right, title and interest in all funds on deposit from time to time in the Certificate Distribution Account and in all proceeds thereof (including all income thereon) and all such funds, investments, proceeds and income shall be part of the Trust Account Property and the Trust Estate. Subject to the rights of the Indenture Trustee, the Noteholders and the Securities Insurer, the Owner Trustee agrees, by its acceptance hereof, that such Certificate Distribution Account shall be subject to the sole and exclusive custody and control of the Owner Trustee for the benefit of the Issuer and the parties entitled to payments and distributions therefrom, including, without limitation, the Certificateholders and the
Securities Insurer, and the Owner Trustee shall have sole signature and withdrawal authority with respect to the Certificate Distribution Account. Notwithstanding the preceding, the distribution of amounts from the Certificate Distribution Account in accordance with Section 5.01(c)(ii) hereof shall also be made for the benefit of the Indenture Trustee (including without limitation with respect to its duties under the Indenture and this Agreement relating to the Trust Estate), and the Indenture Trustee (in its capacity as Indenture Trustee) shall have the right, but not the obligation, to take custody and control of the Certificate Distribution Account and to cause the distribution of amounts therefrom in the event that the Owner Trustee fails to distribute such amounts in accordance with subsections (b) and (c) of Section 5.02.

            In accordance with Section 5.01 and 5.02 hereof, the Servicer or the Master Servicer shall have the power, revocable by the Indenture Trustee or by the Owner Trustee with the consent of the Indenture Trustee, to instruct the Indenture Trustee or Owner Trustee to make withdrawals and payments from the Trust Accounts for the purpose of permitting the Servicer, the Master Servicer or the Issuer to carry out their respective duties hereunder or permitting the Indenture Trustee or Owner Trustee to carry out their respective duties herein or under the Indenture or the Owner Trust Agreement, as applicable.

                        (1) Investment of Funds.  So long as no Master  Servicer
                  Event of Default shall have occurred and be continuing, the funds held in any Trust Account may be invested (to the extent practicable) in Permitted Investments, as directed by the Master Servicer. Any directions for investment of funds in any Trust Account shall be made in writing or by telephone or facsimile transmission with confirmation in writing. In any case, funds in any Trust Account must be available for withdrawal without penalty, and any Permitted Investments must mature or otherwise be available for withdrawal, not later than the Business Day immediately preceding the Payment Date next following the date of such investment and shall not be sold or disposed of prior to its maturity subject to subsection (a)(2) of this Section. All interest and any other investment earnings on amounts or investments held in any Trust Account shall be deposited into such Trust Account immediately upon receipt by the Indenture Trustee. All Permitted Investments in which funds in any Trust Account (other than the Certificate Distribution Account) are invested must be held by or registered in the name of First Union National Bank, as Indenture Trustee, in trust for the Fremont Home Loan Asset Backed Notes, Series 1999-2. While the Indenture Trustee holds the Certificate Distribution Account, on behalf of the Owner Trustee, all Permitted Investments in which funds in the Certificate Distribution Account are invested shall be held by or registered in the name First Union National Bank, on behalf of the Owner Trustee, in trust for the Fremont Home Loan Asset Backed Notes, Series 1999-2.

                        (2) Insufficiency  and Losses in Trust Accounts.  If any
                  amounts are needed for disbursement from any Trust Account held by or on behalf of the Indenture Trustee and sufficient uninvested funds are not available to make such disbursement, the Indenture Trustee shall cause to be sold or otherwise converted to cash a sufficient amount of the investments in such Trust Account. The Indenture Trustee shall not be liable for any investment loss or other charge resulting therefrom, unless such loss or charge is caused by the failure of the Indenture Trustee or Owner Trustee, respectively, to perform in accordance with this Section 5.03 hereof or the Indenture Trustee is the obligor under the Permitted Investment and has defaulted thereon.

            If any losses are realized in connection with any investment in any Trust Account pursuant to this Agreement and the Indenture, then the Master Servicer shall deposit the amount of such losses (to the extent not offset by income from other investments in such Trust Account) into such Trust Account immediately upon the realization of such loss. All interest and any other investment earnings on amounts held in any Trust Account shall be the income of the Issuer (or, when there is a single beneficial owner of a Residual Interest Certificate, such owner), and for federal and state income tax purposes the Issuer (or such single beneficial owner) shall be the owner (or beneficial owner in the case of the Collection Account).

            (b) No Liability for Losses. Subject to Section 6.01 of the Indenture, the Indenture Trustee shall not in any way be held liable by reason of any insufficiency in any Trust Account held by the Indenture Trustee resulting from any investment loss on any Permitted Investment included therein (except to the extent that the Indenture Trustee is the obligor and has defaulted thereon).

            (c) Delivery of Trust Account Property. With respect to the Trust Account Property, the Indenture Trustee acknowledges and agrees that:

                        (1) any Trust  Account  Property that is held in deposit
                  accounts shall be held solely in the Eligible Accounts; and each such Eligible Account shall be subject to the sole and exclusive dominion, custody and control of the Indenture Trustee; and, without limitation on the foregoing, the Indenture Trustee shall have sole signature authority with respect thereto;

                        (2) any Trust Account Property that constitutes property
                  within  clause (a) of the  definition of "Delivery" in Section
                  1.01  hereof  shall  be  delivered  to and  maintained  by the
                  Indenture Trustee in accordance with the definition of "Delivery" in Section 1.01 hereof and shall be held, pending maturity or disposition, solely by or on behalf of the Indenture Trustee; and

                        (3) any  Trust  Account  Property  that is a  book-entry
                  security held through the Federal Reserve System pursuant to federal book-entry regulations shall be delivered to and maintained by the Indenture Trustee in accordance with the definition of "Delivery" in Section 1.01 hereof.

            Section 5.04.  Allocation of Losses.

            In the event that Net Liquidation Proceeds, Property Insurance Proceeds or Released Mortgaged Property Proceeds on a Liquidated Home Loan are less than the related Principal Balance plus accrued interest thereon, or any Obligor makes a partial payment of any Monthly Payment due on a Home Loan, such Net Liquidation Proceeds, Property Insurance Proceeds, Released Mortgaged Property Proceeds or partial payment shall be applied to payment of the related Debt Instrument, first, to interest accrued at the Home Loan Interest Rate and, then, to principal.

                                   ARTICLE VI

                       STATEMENTS AND REPORTS; WITHHOLDING

            Section 6.01.  Statements.

            (a) No later than each Determination Date, the Master Servicer shall cause the Servicer to deliver to the Indenture Trustee, the Depositor and the Master Servicer by facsimile, the receipt and legibility of which shall be confirmed by telephone, and with hard copy thereof to be delivered no later than one (1) Business Day after such Determination Date, the Servicer's Monthly Remittance Report, setting forth the date of such Report (day, month and year), the name of the Issuer (i.e. "Fremont Home Loan Owner Trust 1999-2"), the Series designation of the Notes (i.e. "Series 1999-2") and the date of this Agreement, all in substantially the form set out in Exhibit B hereto. Furthermore, Master Servicer shall cause the Servicer to deliver to the Master Servicer, the Depositor and the Indenture Trustee no later than each Determination Date, a magnetic tape or computer disk providing such information regarding the Servicer's activities in servicing the Home Loans during the related Due Period as the Indenture Trustee, the Depositor or the Master Servicer may reasonably require (and the Indenture Trustee shall deliver in electronic format the information on such magnetic tape or computer disk to a certain financial market publisher designated by the Depositor (which initially shall be Bloomberg, L.P.)).

            (b) On each Payment Date, Indenture Trustee shall distribute, based on information provided by the Servicer, a monthly statement (the "Payment Statement") to the Depositor, the Securities Insurer, the Master Servicer, the Securityholders, the Rating Agencies and a certain financial market publisher designated by the Depositor (which initially shall be Bloomberg, L.P.), stating the date of original issuance of the Notes (day, month and year), the name of the Issuer (i.e. "Fremont Home Loan Owner Trust 1999-2"), the Series designation of the Notes (i.e., "Series 1999-2"), the date of this Agreement and the following information:

                        (1) with respect to each Class of Notes,  the  Available
                  Collection Amount, the Available Payment Amount, the Regular Payment Amount, the Insured Payment and the Excess Spread for the related Payment Date;

                        (2) the Note  Principal  Balance  of each Class of Notes
                  before and after giving effect to payments made to the holders of such Class of Notes on such Payment Date, and the Pool Principal Balance for each Pool as of the first and last day of the related Due Period;

                        (3) the Note Factor with  respect to each Class of Notes
                  then outstanding;

                        (4) the amount of principal,  if any, and interest to be
                  distributed  to each  Class of Notes  on the  related  Payment
                  Date;

                        (5) the Note  Interest  Rate and  Noteholders'  Interest
                  Carry-Forward Amount, if any, for each Class of Notes, on the related Payment Date;

                        (6) as of such Payment Date and for each Class of Notes,
                  the Overcollateralization Amount, the Overcollateralization Target Amount, any Overcollateralization Deficit and any Overcollateralization Deficiency Amount or any Overcollateralization Reduction Amount, and any such amount to be distributed to the holders of each Class of Notes or paid to the holders of the Residual Interest Certificates on such Payment Date;

                        (7) the  Master  Servicer  Compensation,  the  Servicing
                  Compensation, the Indenture Trustee Fee and the Guaranty Insurance Premium, for such Payment Date;

                        (8) as of such Payment  Date and for each Pool,  the Net
                  Loan Losses incurred during the related Due Period, the cumulative Net Loan Losses for such Pool as of such Payment Date;

                        (9) for each Pool, the weighted  average maturity of the
                  Home Loans and the weighted average Home Loan Interest Rate of the Home Loans;

                        (10) for each  Pool,  the number of and  aggregate  Pool
                  Principal Balance of all Home Loans in foreclosure proceedings and the percent of the aggregate Pool Principal Balances of such Home Loans to the aggregate Pool Principal Balances of all Home Loans, all as of the close of business on the last day of the related Due Period;

                        (11) for each Pool, the number of and the aggregate Pool
                  Principal Balance of the Home Loans in bankruptcy proceedings and the percent of the aggregate Pool Principal Balances of such Home Loans to the aggregate Pool Principal Balances of all Home Loans, all as of the close of business on the last day of the related Due Period;

                        (12) for each Pool, the number of Foreclosure Properties, the aggregate Pool Principal Balance of the related Home Loans, the book value of such Foreclosure Properties and the percent of the aggregate Pool Principal
                  Balances of such Home Loans to the aggregate Pool Principal Balances of all Home Loans, all as of the close of business on the last day of the related Due Period;

                        (13) for each Pool,  during the  related Due Period (and
                  cumulatively, from the Closing Date through the most current Due Period), the number and aggregate Pool Principal Balance of Home Loans for each of the following: (A) that became Defaulted Home Loans, (B) that became Liquidated Home Loans,
                  (C) that became Deleted Home Loans pursuant to Section 3.05 hereof as a result of such Deleted Home Loans being Defective Home Loans, and (D) that became Deleted Home loans pursuant to
                  Section 3.05 hereof as a result of such Deleted Home Loans being Defaulted Home Loans or a Home Loan in default or imminent default;

                        (14) for each Pool, the scheduled principal payments and
                  the principal prepayments received with respect to the Home Loans during the Due Period;

                        (15) the number and aggregate Pool Principal  Balance of
                  Home Loans that were 30, 60 or 90 days Delinquent as of the close of business on the last day of the related Due Period and the Three-Month Average Delinquency, the Annual Loss Percentage and the cumulative Realized Losses;

                        (16) the amount of any Insured  Payment  included in the
                  amounts distributed to each Class of Noteholders on such Payment Date;

                        (17) the amount of any Securities Insurer  Reimbursement
                  Amount to be paid to the Securities Insurer on such Payment Date and the amount of any Securities Insurer Reimbursement Amount remaining unsatisfied following such payment;

                        (18) if an OC Trigger  Increase  Event has  occurred  on
                  such Payment Date; and

                        (19) amounts  deposited  into,  and withdrawn  from, the
                  Reserve Account on such Payment Date and the balance of the Reserve Account on such Payment Date.

            In the case of information furnished to Noteholders pursuant to subclause (b)(4) of this Section 6.01, the amounts shall be expressed as a dollar amount per Note with a $1,000 Denomination.

            All reports prepared by the Indenture Trustee of the withdrawals from and deposits in the Collection Account will be based in whole or in part upon the information provided to the Indenture Trustee by the Servicer, and the Indenture Trustee may fully rely upon and shall have no liability with respect to such information provided by the Servicer. In no event shall the Indenture Trustee be obligated to provide information required pursuant to this Section 6.01(b) if it has not timely received the necessary information from the Servicer to provide such information.

            (c) Within a reasonable period of time after the end of each calendar year, the Indenture Trustee shall prepare and distribute to each Person who at any time during the calendar year was a Noteholder such information as is reasonably necessary to provide to such Person a statement containing the information set forth in subclause (b) of this Section 6.01, aggregated for such calendar year or applicable portion thereof during which such Person was a Noteholder.

            (d) On each Payment Date, the Indenture Trustee shall forward to The Depository Trust Company and to the holders of the Residual Interest Certificates a copy of the Payment Statement in respect of such Payment Date and a statement setting forth the amounts actually distributed to such holders of the Residual Interest Certificates on such Payment Date, together with such other information as the Indenture Trustee deems necessary or appropriate.

            (e) Within a reasonable period of time after the end of each calendar year, the Indenture Trustee shall prepare and distribute to each Person who at any time during the calendar year was a holder of Residual Interest Certificates, if requested in writing by such Person, a statement containing the information provided pursuant to the previous paragraph aggregated for such calendar year or applicable portion thereof during which such Person was a holder of Residual Interest Certificates.

            (f) The Indenture Trustee shall forward to each Noteholder and each holder of a Residual Interest Certificate, during the term of this Agreement, such periodic, special or other reports, including information tax returns or reports required with respect to the Notes and the Residual Interest Certificates, as shall be necessary, reasonable, or appropriate with respect to the Noteholders or the holders of Residual Interest Certificates, or otherwise with respect to the purposes of this Agreement, all such reports or information in the case of the Residual Interest Certificates to be provided by and in accordance with such applicable instructions and directions as the Majority Residual Interestholders may reasonably require.

            (g) The Master Servicer promptly shall notify each Rating Agency if the Securities Insurer waives or changes the Overcollateralization Target Amount for any Class of Notes, the OC Trigger Increase Event, the Spread Squeeze Amount for the Class A-2 or Class A-3 Notes or the Step Down Test.

            (h) Reports and computer tapes furnished by the Servicer and the Indenture Trustee, to the Master Servicer and the Depositor and the Securities Insurer pursuant to this Agreement shall be deemed confidential and of a proprietary nature and shall not be copied or distributed except in connection with the purposes and requirements of this Agreement. No Person entitled to receive copies of such reports or tapes shall use the information therein for the purpose of soliciting the customers of the Transferor or the Servicer or for any other purpose except as set forth in this Agreement.

            Section 6.02.  Withholding.

            The Indenture Trustee shall comply with all requirements of the Code, and applicable state and local laws, with respect to the withholding from any payments made to any Noteholder of any applicable withholding taxes imposed thereon and with respect to any applicable reporting requirements in connection therewith, giving due effect to any applicable exemptions from such withholding and effective certifications or forms provided by the recipient. Any amounts withheld pursuant to this Section 6.02 shall be deemed to have been paid to the Noteholders for all purposes of this Agreement or the Indenture.

                                   ARTICLE VII

                          GENERAL SERVICING PROCEDURES

            Section 7.01.  [Reserved].

            Section 7.02.  Release of Home Loan Files.

            (a)   If with respect to any Home Loan:

               (i) the outstanding Principal Balance of such Home Loan plus all interest accrued thereon shall have been paid;

               (ii) the Servicer shall have received, in escrow, payment in full of such Home Loan in a manner customary for such purposes;

               (iii) such Home Loan has become a Defective Loan and has been repurchased or a Qualified Substitute Home Loan has been conveyed to the Owner Trustee pursuant to Section 3.05 hereof;

               (iv) such Home Loan or the related Foreclosure Property has been sold in connection with the termination of the Issuer pursuant to
      Section 11.01 hereof; or

               (v) such Home Loan is a Defaulted Home Loan or a Liquidated Home Loan that is liquidated or disposed of or the related Foreclosure Property has been sold ;

then in each such case,  an Officer's  Certificate  of the Servicer  pursuant to
Section 4.5 of the Servicing Agreement to the effect that the Servicer has complied with all of its obligations under this Agreement and the Servicing Agreement with respect to such Home Loan and requesting that the Custodian release to the Servicer the related Indenture Trustee's Home Loan File. Upon the receipt of such Officer's Certificate, the Custodian shall, within five Business Days or such shorter period as may be required by applicable law, release, or cause the applicable Custodian to release (unless such Indenture Trustee's Home Loan File has previously been released), the related Indenture Trustee's Home Loan File to the Servicer and execute and deliver such instruments of transfer or assignment, in each case without recourse, as shall be necessary to vest ownership of such Home Loan in the Servicer or such other Person as may be specified in such certificate, the forms of any such instrument to be appended to such certificate.

            (b) If a temporary release of the Indenture Trustee's Home Loan File is necessary or appropriate for the servicing (which may include any modification or foreclosure) of any Home Loan, then upon the request of the Servicer pursuant to Section 3(c) of the Custodial Agreement the Custodian shall release the related Indenture Trustee's Home Loan File (or any requested portion thereof) to the Servicer.

            Section 7.03.  Servicing Compensation.

            As compensation for its services under the Servicing Agreement, the Servicer shall be entitled to receive the Servicing Fee, out of which the Servicer shall pay any subservicing fees to any subservicer. Additional servicing compensation in the form of assumption fees, 80% of late charges collected, modification fees, and other administrative fees, insufficient funds charges shall be part of the Servicing Compensation payable to the Servicer hereunder and under Section 8.1 of the Servicing Agreement and shall be paid either by the Servicer retaining such additional servicing compensation prior to deposit in the Collection Account pursuant to Section 5.01(b)(1) hereof or, if deposited in the Collection Account, as part of the Servicing Compensation withdrawn from the Collection Account or Note Payment Account.

            The Servicer shall be required to pay all expenses incurred by it in connection with its servicing activities hereunder and under the Servicing Agreement and shall not be entitled to reimbursement therefor except as specifically provided for herein or in Section 8.1 thereof.

            Section 7.04. Statement as to Compliance and Financial Statements.

            The Master Servicer shall deliver or cause to be delivered to the Indenture Trustee, the Owner Trustee, the Depositor, the Securities Insurer, the Master Servicer and the Rating Agencies not later than 90 days following the end of each fiscal year of the Servicer (beginning with the fiscal year 1999), an Officer's Certificate, required under Section 7.2 of the Servicing Agreement, stating that (i) a review of the activities of the Servicer during the preceding year and of performance under this Agreement and the Servicing Agreement has been made under such officer's supervision and (ii) to the best of such officer's knowledge, based on such review, the Servicer has fulfilled all of its obligations under this Agreement and the Servicing Agreement throughout such year, or, if there has been a default in the fulfillment of any such obligation, specifying each such default known to such officer and the nature and status thereof and what action the Servicer proposes to take with respect thereto.

            Contemporaneously with the submission of the Officer's Certificate required by the preceding paragraph, the Master Servicer shall deliver or cause to be delivered to the Indenture Trustee, the Securities Insurer, the Master Servicer and the Owner Trustee a copy of the Servicer's annual audited financial statements prepared in the ordinary course of business. The Master Servicer shall, upon the request of the Depositor, deliver to such party any unaudited quarterly financial statements of the Servicer.

            The Master Servicer shall also cause the Servicer to furnish and certify to the requesting party such other information as to (i) the Servicer's organization, activities and personnel relating to the performance of the obligations of the Servicer hereunder, (ii) the Servicer's financial condition,
(iii) the Home Loans and (iv) the performance of the obligations of any subservicer under the any subservicing agreements, in each case as the Indenture Trustee, the Owner Trustee, the Master Servicer, the Securities Insurer or the Depositor may reasonably request from time to time.

            Section 7.05.  Independent Public Accountants' Servicing Report.

            Not later than 90 days following the end of each fiscal year of the Servicer (beginning with fiscal year 1999), the Master Servicer shall require that the Servicer comply with Section 7.3 of the Servicing Agreement and cause any nationally recognized firm of Independent Certified Public Accountants (which may also render other services to the Servicer) to furnish a statement to the Indenture Trustee, the Owner Trustee, the Rating Agencies, the Securities Insurer, the Master Servicer and the Depositor to the effect that such firm has examined certain documents and records relating to the servicing of the Home Loans under this Agreement, the Servicing Agreement or of mortgage loans under pooling or sale and servicing agreements (including the Home Loans and this Agreement) substantially similar to one another (such statement to have attached thereto a schedule setting forth the pooling or sale and servicing agreements covered thereby) and that, on the basis of such examination conducted substantially in compliance with the Uniform Single Attestation Program for Mortgage Bankers or the Audit Program for Mortgages serviced for FHLMC, such firm confirms that such servicing has been conducted in compliance with such pooling or sale and servicing agreements except for such significant exceptions or errors in records that, in the opinion of such firm, the Uniform Single
Attestation Program for Mortgage Bankers or the Attestation Program for Mortgages serviced for FHLMC requires it to report, each of which errors and omissions shall be specified in such statement. In rendering such statement, such firm may rely, as to matters relating to direct servicing of mortgage loans by subservicers, upon comparable statements for examinations conducted substantially in compliance with the Uniform Single Attestation Program for Mortgage Bankers or the Audit Program for Mortgages serviced for FHLMC (rendered within one year of such statement) of independent public accountants with respect to the related subservicer.

            Section 7.06. Reports to the Indenture Trustee; Collection Account Statements.

            If the Collection Account is not maintained with the Indenture Trustee, then not later than 25 days after each Record Date, the Master Servicer shall cause the Servicer to forward to the Indenture Trustee, the Securities Insurer and the Master Servicer, a statement, certified by a Servicing Officer, setting forth the status of the Collection Account as of the close of business on the preceding Record Date and showing, for the period covered by such statement, the aggregate of deposits into the Collection Account for each category of deposit specified in Section 5.01(b)(1) hereof, the aggregate of withdrawals from the Collection Account for each category of withdrawal specified in Section 5.01(b)(4) hereof, in each case, for the related Due Period.

            Section 7.07.  Financial Statements and Records of Servicer.

            The Master Servicer shall require that the Servicer agree to provide the books, records or information, and/or access thereto, of the types required of the Master Servicer in Sections 9.08 and 9.09 herein, to the Indenture Trustee, the Owner Trustee, the Depositor, the Securities Insurer and each of their respective agents, upon terms substantially similar to the terms set forth in Sections 9.08 and 9.09.

                                  ARTICLE VIII

                                   (RESERVED)

                                   ARTICLE IX

                               THE MASTER SERVICER

            Section 9.01.  Indemnification; Third Party Claims.

            (a) The Master Servicer shall indemnify the Transferor, the Owner Trustee, the Issuer, the Depositor, the Securities Insurer and the Indenture Trustee (each an "Indemnified Party") and hold harmless each of them against any and all claims, losses, damages, penalties, fines, forfeitures, reasonable legal fees and related costs, judgments, and other costs and expenses resulting from any claim, demand, defense or assertion based on or grounded upon, or resulting from, a breach of any of the Master Servicer's representations and warranties and covenants contained in this Agreement or in any way relating to the failure of the Master Servicer to perform its duties and service the Home Loans in compliance with the terms of this Agreement.

            (b) The Transferor, the Depositor, the Owner Trustee, the Securities Insurer or the Indenture Trustee, as the case may be, shall promptly notify the Master Servicer if a claim is made by a third party with respect to a breach of any of the Master Servicer's representations and warranties and covenants contained in this Agreement or in any way relating to the failure of the Master Servicer to perform its duties and service the Home Loans in compliance with the terms of this Agreement. The Master Servicer shall promptly notify the Indenture Trustee, the Owner Trustee, the Securities Insurer and the Depositor of any claim of which it has been notified pursuant to this Section 9.01 by a Person other than the Depositor, and, in any event, shall promptly notify the Depositor of its intended course of action with respect to any claim.

            (c) The Master Servicer shall be entitled to participate in and, upon notice to the Indemnified Party, assume the defense of any such action or claim in reasonable cooperation with, and with the reasonable cooperation of, the Indemnified Party. The Indemnified Party will have the right to employ its own counsel in any such action in addition to the counsel of the Master Servicer, but the fees and expenses of such counsel will be at the expense of such Indemnified Party, unless (i) the employment of counsel by the Indemnified Party at its expense has been authorized in writing by the Master Servicer, (ii) the Master Servicer has not in fact employed counsel to assume the defense of such action within a reasonable time after receiving notice of the commencement of the action, or (iii) the named parties to any such action or proceeding (including any impleaded parties) include both the Master Servicer and one or more Indemnified Parties, and the Indemnified Parties shall have been advised by counsel that there may be one or more legal defenses available to them which are different from or additional to those available to the Master Servicer. The Master Servicer shall not be liable for any settlement of any such claim or action unless the Master Servicer shall have consented thereto or be in default on its obligations hereunder. Any failure by an Indemnified Party to comply with the provisions of this Section 9.01 shall relieve the Master Servicer of liability only if such failure is materially prejudicial to the position of the Master Servicer and then only to the extent of such prejudice.

            (d) The provisions of this Section 9.01 shall survive the replacement of the Master Servicer; provided, that no successor master servicer shall be liable for (or required to indemnify any party for) any act or omission of any predecessor master servicer.

            Section 9.02.  Merger or Consolidation of the Master Servicer.

            The Master Servicer shall keep in full effect its existence, rights and franchises as a corporation, and will obtain and preserve its authorization or qualification to do business as a foreign corporation and maintain, or cause an affiliate approved by the other parties hereto to maintain, such other licenses and permits in each jurisdiction necessary to protect the validity and enforceability of this Agreement or any of the Home Loans and to perform its duties under this Agreement; provided, however, that the Master Servicer may merge or consolidate with any other corporation upon the satisfaction of the conditions set forth in the following paragraph.

            With the consent of the Securities Insurer, any Person into which the Master Servicer may be merged or consolidated, or any corporation resulting from any merger, conversion or consolidation to which the Master Servicer shall be a party, or any Person succeeding to the business of the Master Servicer, shall be an Eligible Servicer and shall be the successor of the Master Servicer, as applicable hereunder, without the execution or filing of any paper or any further act on the part of any of the parties hereto, anything herein to the contrary notwithstanding. The Master Servicer shall send notice of any such merger, conversion, consolidation or succession to the Indenture Trustee, the Owner Trustee, the Securities Insurer, the Servicer and the Issuer.

            Section 9.03. Limitation on Liability of the Master Servicer and Others.

            The Master Servicer and any director, officer, employee or agent of the Master Servicer may rely on any document of any kind which it in good faith reasonably believes to be genuine and to have been adopted or signed by the proper authorities respecting any matters arising hereunder. Subject to the terms of Section 9.01 hereof, the Master Servicer shall have no obligation to appear with respect to, prosecute or defend any legal action which is not incidental to the Master Servicer's duty to service the Home Loans in accordance with this Agreement.

            Section 9.04.  Master Servicer Not to Resign; Assignment.

            The Master Servicer shall not resign from the obligations and duties hereby imposed on it except (a) with the consent of the Owner Trustee, the Securities Insurer and Indenture Trustee or (b) upon determination that its duties hereunder are no longer permissible under applicable law. Any such determination pursuant to clause (b) of the preceding sentence permitting the resignation of the Master Servicer shall be evidenced by an Opinion of Counsel who is Independent to such effect delivered (at the expense of the Master Servicer) to the Owner Trustee, the Securities Insurer and the Indenture Trustee. No resignation of the Master Servicer shall become effective until a successor master servicer appointed by the Securities Insurer shall have assumed the Master Servicer's responsibilities, duties, liabilities (other than those liabilities arising prior to the appointment of such successor) and obligations under this Agreement.

            Except as expressly provided herein, the Master Servicer shall not assign or transfer any of its rights, benefits or privileges hereunder to any other Person, or delegate to or subcontract with, or authorize or appoint any other Person to perform any of the duties, covenants or obligations to be performed by the Master Servicer hereunder and any agreement, instrument or act purporting to effect any such assignment, transfer, delegation or appointment shall be void.

            The Master Servicer agrees to cooperate with any successor master servicer in effecting the transfer of the Master Servicer's servicing responsibilities and rights hereunder pursuant to the first paragraph of this
Section 9.04.

            Section 9.05.  [Reserved]

            Section 9.06. Relationship of Master Servicer to the Issuer and the Indenture Trustee.

            The relationship of the Master Servicer (and of any successor to the Master Servicer as master servicer under this Agreement) to the Issuer and the Indenture Trustee under this Agreement is intended by the parties hereto to be that of an independent contractor and not of a joint venturer, agent or partner of the Issuer or the Indenture Trustee.

            Section 9.07.  Master Servicer May Own Securities.

            Each of the Master Servicer and any Affiliate of the Master Servicer may in its individual or any other capacity become the owner or pledgee of Securities with the same rights as it would have if it were not the Master Servicer or an Affiliate thereof except as otherwise specifically provided herein. Securities so owned by or pledged to the Master Servicer or such Affiliate shall have an equal and proportionate benefit under the provisions of this Agreement, without preference, priority, or distinction as among all of the Securities; provided, however, that any Securities owned by the Master Servicer or any Affiliate thereof, during the time such Securities are owned by them, shall be without voting rights for any purpose set forth in this Agreement. The Master Servicer shall notify the Indenture Trustee and the Securities Insurer promptly after it or any of its Affiliates becomes the owner or pledgee of a Security.

            Section 9.08.  Right to Examine Master Servicer Records.

            The  Indenture  Trustee,  the  Owner  Trustee,  the  Depositor,  the
Securities Insurer and each of their respective agents shall have the right upon reasonable prior notice, during normal business hours and as often as reasonably required, to examine, audit and copy, at the expense of the Person making such examination, any and all of the books, records or other information of the Master Servicer (including, without limitation, the Servicer), whether held by the Master Servicer or by another on behalf of the Master Servicer, which may be relevant to the performance or observance by the Master Servicer of the terms, covenants or conditions of this Agreement. In the case of the supervisory agents and examiners of the Issuer, the Indenture Trustee, the Owner Trustee, the
Securities  Insurer  and  the  Securityholders,   access  to  the  documentation
regarding the Home Loans required by applicable state and federal regulations shall be afforded without charge but only upon reasonable request and during normal business hours at the offices of the Master Servicer designated by it.

            The Master Servicer also agrees to make available on a reasonable basis to the Depositor, the Securityholders or any prospective Securityholder a knowledgeable financial or accounting officer for the purpose of answering reasonable questions respecting recent developments affecting the Servicer or the financial statements of the Servicer and to permit the Depositor, the Securityholders and any prospective Securityholder to inspect the Servicer's servicing facilities during normal business hours for the purpose of satisfying that the Servicer has the ability to service the Home Loans in accordance with this Agreement.

            Each Securityholder, the Indenture Trustee, the Securities Insurer, the Master Servicer and the Owner Trustee agree that any information obtained pursuant to the terms of this Agreement shall be held confidential.

            Section 9.09.  Financial Statements.

            The Master Servicer understands that, in connection with the transfer of the Notes, Noteholders and the Securities Insurer may request that the Master Servicer make available to the Noteholders and to prospective Noteholders annual audited financial statements of the Servicer for one or more of the most recently completed five fiscal years for which such statements are available, which request shall not be unreasonably denied.

                                    ARTICLE X

                                     DEFAULT

            Section 10.01. Master Service Events of Default.

            (a) Master Servicer Event of Default. A Master Servicer Event of Default shall include the occurrence and continuation of one or more of the following:

               (i)(1) Any failure by the Servicer to deposit in the Collection Account in accordance with Section 5.01(b) hereof any payments in respect of the Home Loans received by the Servicer no later than the second Business Day following the day on which such payments were received; (2) any failure of the Servicer to pay when due any amount payable by it under the Servicing Agreement or this Agreement; or (3) the occurrence and continuance of any other Servicer Event of Default (as defined in Exhibit E hereto) which Servicer Event of Default continues unremedied for a period of 30 days after the date on which a notice of default requiring such failure to be remedied shall have been given (a) to the Servicer and the Master Servicer by the Indenture Trustee, or the Securities Insurer, or (b) to the Servicer, the Master Servicer, the Indenture Trustee, the Owner Trustee and the Securities Insurer by the Majority Noteholders.

               (ii) The failure by the Master Servicer duly to observe or perform, in any material respect, any other covenants, obligations or agreements of the Master Servicer as set forth in this Agreement, which failure continues unremedied for a period of 30 days after the date on which a notice of default requiring such failure to be remedied shall have been given (a) to the Master Servicer by the Indenture Trustee, the Owner Trustee or the Securities Insurer, or (b) to the Master Servicer, the Indenture Trustee, the Owner Trustee and the Securities Insurer by the Majority Noteholders.

               (iii) A decree or order of a court or agency or supervisory authority having jurisdiction for the appointment of a conservator or receiver or liquidator in any insolvency, readjustment of debt, marshaling of assets and liabilities or similar proceedings, or for the winding-up or liquidation of its affairs, shall have been entered against the Master Servicer and such decree or order shall have remained in force, undischarged or unstayed for a period of 60 days.

               (iv) The Master Servicer shall consent to the appointment of a conservator or receiver or liquidator in any insolvency, readjustment of debt, marshaling of assets and liabilities or similar proceedings of or relating to the Master Servicer or of or relating to all or substantially all of the Master Servicer's property.

               (v) The Master Servicer shall admit in writing its inability to pay its debts as they become due, file a petition to take advantage of any applicable insolvency or reorganization statute, make an assignment for the benefit of its creditors, or voluntarily suspend payment of its obligations.

               (vi) The Majority Noteholders and the Securities Insurer, collectively, or the Securities Insurer, individually, shall determine, in their reasonable judgment and based upon published reports (including wire services), which they reasonably believe in good faith to be reliable, and shall give the Master Servicer a notice of default, that:

                  (1) the Master Servicer or Servicer has experienced a material adverse change in its business, assets, liabilities, operations, condition (financial or otherwise) or prospects; or

                  (2)  the  Master   Servicer   or  Servicer  or  any  of  their
      subsidiaries  or parent has defaulted on any of its material  obligations;
      or

                  (3) the Master Servicer is no longer able to discharge its duties under this Agreement or the Servicer is no longer able to discharge its duties under the Servicing Agreement; or

                  (4) the Master Servicer has ceased to conduct its business in the ordinary course;

provided, however, that the Master Servicer shall have five Business Days from the receipt of such notice of default to cure such Master Servicer Event of Default by providing the foregoing parties with written assurances that, in a reasonable and good faith manner, substantiate the financial and operational well-being of the Master Servicer or Servicer, as appropriate, and adequately refute the occurrence of a material adverse change, including, without limitation, information, reports or written assurances obtained from certain of its lenders or lenders to the Servicer.

               (vii) An event of default has occurred and is continuing under the Insurance Agreement.

               (viii) Either a Servicer Termination Delinquency Event or a Servicer Termination Loss Event has occurred.

            (b) Remedies. If a Servicer Event of Default (as defined in Exhibit E hereto) shall occur and be continuing or the Servicer's term of service has not been renewed pursuant to Section 3 of the Servicing Agreement, then, and in each and every such case, so long as such Servicer Event of Default shall not have been remedied, the Securities Insurer or the Indenture Trustee, the Owner Trustee or the Majority Noteholders, by a notice of default to the Master Servicer may, in addition to whatever rights such Person may have at law or in equity to damages, including injunctive relief and specific performance, with the consent of the Securities Insurer may require the Master Servicer to terminate all the rights and obligations of the Servicer under the Servicing Agreement and in and to the Home Loans and the proceeds thereof, as servicer under the Servicing Agreement. Upon termination of the Servicer following such notice of default, all authority and power of the Servicer under the Servicing Agreement, whether with respect to the Home Loans or otherwise, shall, at the direction of the Securities Insurer, pass to, be transferred to, and be vested in either: (1) a successor servicer acceptable to the Securities Insurer and the Rating Agencies; or (2) the Master Servicer, or (3) the Indenture Trustee. If a Master Servicer Event of Default shall occur and be continuing, then, and in each and every such case, so long as a Master Servicer Event of Default shall not have been remedied, the Securities Insurer or the Indenture Trustee, or the Majority Noteholders, by a notice of default to the Master Servicer may, in addition to whatever rights such Person may have at law or in equity to damages, including injunctive relief and specific performance, with the consent of the Securities Insurer, may terminate all the rights and obligations of the Master Servicer under this Agreement and in and to the Home Loans and the proceeds thereof, as Master Servicer under this Agreement. Upon termination of the Master Servicer following such notice of default, all authority and power of the Master Servicer under this Agreement, whether with respect to the Home Loans or otherwise, shall, at the direction of the Securities Insurer pass to, be transferred to, and be vested in either: (1) a successor master servicer reasonably acceptable to the Securities Insurer; or (2) the Indenture Trustee.

            Upon the termination of the Master Servicer and transfer to a successor master servicer, the Indenture Trustee is hereby authorized and empowered to execute and deliver, on behalf of the Master Servicer, as attorney-in-fact or otherwise, any and all documents and other instruments and do or cause to be done all other acts or things necessary or appropriate to effect the purposes of such notice of termination, including, but not limited to, the transfer and endorsement or assignment of the Home Loans and related documents. The Master Servicer agrees to cooperate with the successor master servicer in effecting the termination of the Master Servicer's responsibilities and rights hereunder.

            Section 10.02. [Reserved].

            Section 10.03. Waiver of Defaults.

            The Securities Insurer, and the Majority Noteholders may with prior consent of the Securities Insurer, on behalf of all Noteholders, waive any events permitting removal of the Servicer or Master Servicer pursuant to this
Article X; provided, however, that the Majority Noteholders may not waive a default in making a required payment on a Note or distribution on a Residual Interest Certificate without the consent of the related Noteholder or holder of the Residual Interest Certificate. Upon any waiver of a past default, such default shall cease to exist and any Master Servicer Event of Default arising therefrom shall be deemed to have been remedied for every purpose of this Agreement. No such waiver shall extend to any subsequent or other default or impair any right consequent thereto except to the extent expressly so waived.

            Section 10.04. Accounting Upon Termination of Master Servicer.

            Upon termination of the Master Servicer under this Article X, the Master Servicer shall, at its own expense execute and deliver such instruments and perform all acts reasonably requested in order to effect the orderly and efficient transfer of master servicing of the Home Loans to its successor and to more fully and definitively vest in such successor all rights, powers, duties, responsibilities, obligations and liabilities of the Master Servicer under this Agreement.

                                   ARTICLE XI

                                   TERMINATION

            Section 11.01. Termination.

            This Agreement shall terminate upon notice to the Indenture Trustee of either:

            (a) the later of (i) the satisfaction and discharge of the Indenture and the provisions thereof, or (ii) the disposition of all funds with respect to the last Home Loan and the remittance of all funds due hereunder and the payment of all amounts due and payable to the Servicer, the Indenture Trustee, the Owner Trustee, the Issuer, the Master Servicer, the Securities Insurer and any Custodian; or

            (b) the mutual consent of the Servicer, the Master Servicer, the Depositor, the Transferor, the Securities Insurer and all Securityholders in writing.

            Section 11.02. Optional Termination.

            On any Payment Date on or after the Call Option Date, then the Majority Residual Interestholders may, at their option, effect an early termination of the Issuer. On or after any Payment Date on which the Aggregate Pool Principal Balance declines to 5% or less of the Cut-Off Date Aggregate Pool Principal Balance, then the Securities Insurer may, at its option, effect an early termination of the Issuer. If the Securities Insurer does not exercise this option, the Servicer may do so, at its option. The Majority Residual Interestholders, the Securities Insurer or the Servicer, as applicable, shall effect such early termination by providing prior notice thereof to the Servicer, the Indenture Trustee, the Master Servicer, the Securities Insurer and Owner Trustee and by purchasing all of the Home Loans from the Issuer at a purchase price, payable in cash, equal to or greater than the Termination Price. The expense of any Independent appraiser required under this Section 11.02 shall be a nonreimbursable expense of Majority Residual Interestholders, the Securities Insurer or the Servicer, as applicable.

            Any such early termination by the Majority Residual Interestholders, the Securities Insurer or the Servicer, as applicable, shall be accomplished by depositing into the Collection Account on the third Business Day prior to the Payment Date on which the purchase is to occur the amount of the Termination Price to be paid. The Termination Price and any amounts then on deposit in the Collection Account (other than any amounts not required to have been deposited therein pursuant to Section 5.01(b)(1) hereof and any amounts withdrawn therefrom by the Indenture Trustee pursuant to Section 5.01(b)(4) hereof) shall be transferred to the Note Payment Account pursuant to Section 5.01(b)(2) hereof for payment to Noteholders and the Securities Insurer on the succeeding Payment Date; and any amounts received with respect to the Home Loans and Foreclosure Properties subsequent to the Due Period immediately preceding such final Payment Date shall belong to the purchaser thereof or the Securities Insurer, as applicable. For purposes of calculating the Available Payment Amount for each Class of Notes for such final Payment Date for any Class of Notes, amounts transferred to the Note Payment Account immediately preceding such final Payment Date shall in all cases be deemed to have been received during the related Due Period, and amounts so transferred shall be applied pursuant to Section 5.01(d) hereof.

            Section 11.03. Notice of Termination.

            Notice of termination of this Agreement or of early redemption and termination of the Issuer shall be sent (i) by the Indenture Trustee to the Noteholders and the Securities Insurer in accordance with Section 10.02 of the Indenture and (ii) by the Owner Trustee to the Certificateholders in accordance with Section 9.1(d) of the Owner Trust Agreement.

                                   ARTICLE XII

                            MISCELLANEOUS PROVISIONS

            Section 12.01. Acts of Noteholders.

            Except as otherwise specifically provided herein, whenever action, consent or approval of the Noteholders is required under this Agreement, such action, consent or approval shall be deemed to have been taken or given on behalf of, and shall be binding upon, all Noteholders if the Majority Noteholders agree to take such action or give such consent or approval.

            Section 12.02. Amendment.

            (a) This Agreement may be amended from time to time by the Depositor, the Master Servicer, the Transferor, the Indenture Trustee and the Issuer by written agreement with notice thereof to the Securityholders, without the consent of any of the Securityholders, but with the consent of the Securities Insurer, to cure any error or ambiguity, to correct or supplement any provisions hereof which may be defective or inconsistent with any other provisions hereof or to add any other provisions with respect to matters or questions arising under this Agreement; provided, however, that such action will not adversely affect in any material respect the interests of the Noteholders. An amendment described above shall be deemed not to adversely affect in any material respect the interests of the Noteholders if either (i) an Opinion of Counsel is obtained to such effect or (ii) the party requesting the amendment obtains the Ratings Confirmation with respect to such amendment.

            (b) This Agreement may also be amended from time to time by the Depositor, the Master Servicer, the Transferor, the Indenture Trustee and the Issuer by written agreement, with the prior written consent of the Majority Noteholders and the Securities Insurer, for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Agreement, or of modifying in any manner the rights of the Noteholders; provided, however, that no such amendment shall (i) reduce in any manner the amount of, or delay the timing of, collections of payments on Home Loans or distributions which are required to be made on any Note, without the consent of the holders of 100% of the Notes affected thereby and the Securities Insurer,
(ii) adversely affect in any material respect the interests of the holders of any of the Notes or the Securities Insurer in any manner other than as described in clause (i), without the consent of the holders of 100% of such Notes or the Securities Insurer, or (iii) reduce the percentage of any of the Notes, the consent of which is required for any such amendment, without the consent of the holders of 100% of such Notes and the Securities Insurer.

            (c) It shall not be necessary for the consent of Noteholders under this Section to approve the particular form of any proposed amendment, but it shall be sufficient if such consent shall approve the substance thereof.

            Prior to the execution of any amendment to this Agreement, the Issuer and the Indenture Trustee shall be entitled to receive and rely upon an Opinion of Counsel stating that the execution of such amendment is authorized or permitted by this Agreement. The Issuer and the Indenture Trustee may, but shall not be obligated to, enter into any such amendment which affects the Issuer's own rights, duties or immunities of the Issuer or the Indenture Trustee, as the case may be, under this Agreement.

            Section 12.03. Recordation of Agreement.

            To the extent permitted by applicable law, this Agreement, or a memorandum thereof if permitted under applicable law, is subject to recordation in all appropriate public offices for real property records in all of the counties or other comparable jurisdictions in which any or all of the Mortgaged Properties are situated, and in any other appropriate public recording office or elsewhere, such recordation to be effected by the Servicer at the Noteholders' expense on direction of the Majority Noteholders or the Securities Insurer, but only when accompanied by an Opinion of Counsel to the effect that such recordation materially and beneficially affects the interests of the Noteholders or is necessary for the administration or servicing of the Home Loans.

            Section 12.04. Duration of Agreement.

            This  Agreement   shall  continue  in  existence  and  effect  until
terminated as herein provided.

            Section 12.05. Governing Law.

            THIS AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS, WITHOUT GIVING EFFECT TO PRINCIPLES OF CONFLICTS OF LAW.

            Section 12.06. Notices.

            All demands, notices and communications hereunder shall be in writing and shall be deemed to have been duly given if personally delivered at or mailed by overnight mail, certified mail or registered mail, postage prepaid, to:

            (a) in the case of the Depositor, PaineWebber Mortgage Acceptance Corporation IV, 1285 Avenue of the Americas, New York, New York 10019,
Attention: John Fearey, Esq., or such other addresses as may hereafter be furnished to the Securityholders and the other parties hereto in writing by the Depositor;

            (b) in the case of the Issuer, at Fremont Home Loan Owner Trust 1999-2, c/o Wilmington Trust Company, Rodney Square North, 1100 North Market Street, Wilmington, Delaware 19890, Attention: Emmett R. Harmon, or such other address as may hereafter be furnished to the Securityholders and the other parties hereto;

            (c) in the case of the Transferor and Master Servicer, Fremont Investment & Loan, 175 North Riverview Drive, Anaheim, California 92808,
Attention: Kyle Walker, or such other address as may hereafter be furnished to the Securityholders and the other parties hereto in writing by the Servicer or the Transferor;

            (d) in the case of the Indenture Trustee, First Union National Bank, 230 South Tryon Street, NC 1179, 9th Floor, Charlotte, NC 28288-1179,
Attention:  Structured Finance Trust Group;

            (e) in the case of the Securityholders, as set forth in the applicable Note Register;

            (f) in the case of a claim under the Guaranty Policy, Financial Security Assurance, Inc., 350 Park Avenue, New York, New York, 10022, Attention:
Senior Vice President - Surveillance (Fremont Home Loan Asset Banked Notes, Series 1999-2), with a copy to each of the General Counsel and the Head - Financial Guaranty Group, and shall be marked to indicate "URGENT MATERIAL ENCLOSED", or such other address as may be furnished to the Securityholders and the other parties hereto in writing by the Securities Insurer;

            (g) in the case of the Securities Insurer, Financial Security Assurance, Inc., 350 Park Avenue, New York 10022, Attention: Senior Vice President - Surveillance (Fremont Home Loan Asset Backed Notes, Series 1999-2); or

            (h) in the case of the Servicer, to Fairbanks Capital Corp., 3815 South West Temple, Salt Lake City, Utah 84115, Attention: Terrell W. Smith, Fremont Series 1999-2; provided that during the period that the Master Servicer is acting as Servicer, notices shall be sent to the Master Servicer.

            Any such notices shall be deemed to be effective with respect to any party hereto upon the receipt of such notice by such party, except that notices to the Securityholders shall be effective upon mailing or personal delivery.

            Section 12.07. Severability of Provisions.

            If any one or more of the covenants, agreements, provisions or terms of this Agreement shall be held invalid for any reason whatsoever, then such covenants, agreements, provisions or terms shall be deemed severable from the remaining covenants, agreements, provisions or terms of this Agreement and shall in no way affect the validity or enforceability of the other covenants, agreements, provisions or terms of this Agreement.

            Section 12.08. No Partnership.

            Nothing herein contained shall be deemed or construed to create any partnership or joint venture between the parties hereto and the services of the Servicer shall be rendered as an independent contractor.

            Section 12.09. Counterparts.

            This Agreement may be executed in one or more counterparts and by the different parties hereto on separate counterparts, each of which, when so executed, shall be deemed to be an original; such counterparts, together, shall constitute one and the same Agreement.

            Section 12.10. Successors and Assigns.

            This Agreement shall inure to the benefit of and be binding upon the Servicer, the Transferor, the Depositor, the Indenture Trustee, the Issuer, the Noteholders, the Securities Insurer, the Master Servicer and their respective successors and permitted assigns.

            Section 12.11. Headings.

            The headings of the various sections of this Agreement have been inserted for convenience of reference only and shall not be deemed to be part of this Agreement.

            Section 12.12. Actions of Securityholders.

            (a) Any request, demand, authorization, direction, notice, consent, waiver or other action provided by this Agreement to be given or taken by Securityholders may be embodied in and evidenced by one or more instruments of substantially similar tenor signed by such Securityholders in person or by agent duly appointed in writing; and except as herein otherwise expressly provided, such action shall become effective when such instrument or instruments are delivered to the Depositor, the Servicer, the Indenture Trustee or the Issuer. Proof of execution of any such instrument or of a writing appointing any such agent shall be sufficient for any purpose of this Agreement and conclusive in favor of the Depositor, the Servicer, the Indenture Trustee and the Issuer if made in the manner provided in this Section 12.12.

            (b) The fact and date of the execution by any Securityholder of any such instrument or writing may be proved in any reasonable manner, which the Depositor, the Servicer, the Indenture Trustee or the Issuer deems sufficient.

            (c) Any request, demand, authorization, direction, notice, consent, waiver or other act by a Securityholder shall bind every holder of every Security issued upon the registration of transfer thereof or in exchange therefor or in lieu thereof, in respect of anything done, or omitted to be done, by the Depositor, the Servicer, the Indenture Trustee, the Securities Insurer or the Issuer in reliance thereon, whether or not notation of such action is made upon such Security.

            (d) The Depositor, the Servicer, the Indenture Trustee or the Issuer may require additional proof of any matter referred to in this Section 12.12 as it shall deem necessary.

            Section 12.13. Reports to Rating Agencies.

            (a) The Indenture Trustee shall provide to each Rating Agency copies of statements, reports and notices, to the extent received or prepared in connection herewith, as follows:

               (i)   copies of amendments to this Agreement;

               (ii)  notice of  any  substitution  or  repurchase  of  any  Home
      Loans;

               (iii) notice of any termination, replacement, succession, merger or consolidation of the Servicer, the Master Servicer, any Custodian or the Issuer;

               (iv)  notice of final payment on the Notes;

               (v)   any notice of default;

               (vi) copies of the annual independent accountants' report delivered pursuant to Section 7.05 hereof, and copies of any compliance reports delivered by the Servicer including under Section 7.04 hereof; and

               (vii) copies of any Payment Statement pursuant to Section 6.01(b) hereof.

            (b) With respect to the requirement of the Indenture Trustee to provide statements, reports and notices to the Rating Agencies, such statements, reports and notices shall be delivered to the Rating Agencies at the following addresses: (i) if to Standard & Poor's Ratings Services, 55 Water Street, New York, New York 10041, Attention: Residential Mortgage Group; and (ii) if to Moody's Investors Service, Inc., 99 Church Street, Corporate Department - 4th Floor, New York, New York 10007, Attention: Residential Mortgage Monitoring Department.

            Section 12.14. Holders of the Residual Interest Certificates.

            (a) Any sums to be distributed or otherwise paid hereunder or under the Owner Trust Agreement to the holders of the Residual Interest Certificates shall be paid to such holders pro rata based on their percentage holdings in the Residual Interest;

            (b) Where any act or event hereunder is expressed to be subject to the consent or approval of the holders of the Residual Interest Certificates, such consent or approval shall be capable of being given by the holder or holders of not less than 51% of the Residual Interest in aggregate.

            Section 12.15. Year 2000 Compliance.

            The Master Servicer, the Servicer and the Indenture Trustee shall be committed either to implement modifications to their respective existing systems to the extent required to cause them to be year 2000 ready or acquire computer systems that are year 2000 ready, in each case prior to January 1, 2000.

            Section 12.16. Grant of Noteholder Rights to Securities Insurer.

            In consideration for the guarantee of the Insured Securities by the Securities Insurer pursuant to the Guaranty Policy, and by acceptance of an Insured Security, the Noteholders hereby grant to the Securities Insurer the right to act as the holder of 100% of the outstanding Insured Securities for the purpose of exercising the rights of the holders of the Insured Securities under this Agreement, without the consent of any such Noteholders, including the voting rights of such holders, but excluding those rights requiring the consent of all such holders under Section 12.02(b), and any rights of such holders to payments under Section 5.01(d) hereof and under Section 8.02(c) of the Indenture; provided that the preceding grant of rights to the Securities Insurer by the Noteholders shall be subject to Section 12.18 hereof. The rights of the Securities Insurer to direct certain actions and consent to certain actions of the Majority Noteholders hereunder will terminate at such time as the Principal Balance of Insured Securities have been reduced to zero and the Securities Insurer has been paid the Securities Insurer Reimbursement Amount in full and all other amounts owed under the Guaranty Policy and Insurance Agreement and the Securities Insurer has no further obligation under the Guaranty Policy.

            Section 12.17. Third Party Beneficiary.

            The parties hereto acknowledge that the Securities Insurer is an express third party beneficiary hereof entitled to enforce any rights reserved to it hereunder as if it were actually a party hereto.

            Section 12.18. Suspension and Termination of Securities Insurer's Rights.

            (a) During the continuation of a Securities Insurer Default, the rights granted or reserved to the Securities Insurer hereunder shall vest instead in the Majority  Noteholders;  provided,  however,  that the  Securities
Insurer shall be entitled to any payments of the Securities Insurer Reimbursement Amount, and the Securities Insurer shall retain those rights under
Section 11.01 to consent to the termination of this Agreement and Section 12.02 to consent to any amendment of this Agreement.

            (b) At such time as either (i) the Principal Balances of the Insured Securities have been reduced to zero or (ii) the Guaranty Policy has been terminated, and in either case of (i) or (ii) the Securities Insurer has been paid the Securities Insurer Reimbursement Amount in full and all other amounts owed under the Guaranty Policy and the Insurance Agreement (and the Securities Insurer no longer has any obligation under the Guaranty Policy, except for breach thereof by the Securities Insurer), then the rights and benefits granted or reserved to the Securities Insurer hereunder (including the rights to direct certain actions and receive certain notices) shall terminate and the Noteholders (including in certain instances the Majority Noteholders) shall be entitled to the exercise of such rights and to receive such benefits of the Securities Insurer following such termination to the extent that such rights and benefits are applicable to the Noteholders (including the Majority Noteholders).

            IN WITNESS WHEREOF, the Issuer, the Depositor, the Transferor, the Master Servicer and the Indenture Trustee have caused their names to be signed by their respective officers thereunto duly authorized, as of the day and year first above written, to this Sale and Servicing Agreement.

                              FREMONT HOME LOAN OWNER TRUST 1999-2,
                              as Issuer

                              By:   WILMINGTON TRUST COMPANY, not in its
                                    individual capacity but solely as Owner
                                    Trustee

                              By:
                                    -----------------------------------------
                                    Name:
                                    Title:

                              PAINEWEBBER MORTGAGE ACCEPTANCE CORPORATION IV, as Depositor

                              By:
                                    -----------------------------------------
                                    Name:  Barbara J. Dawson
                                    Title:    Senior Vice President

                              FREMONT INVESTMENT & LOAN, as Transferor and
                              Master Servicer

                              By:
                                    -----------------------------------------
                                    Name:
                                    Title:

                              FIRST UNION NATIONAL BANK, not in its
                              individual capacity but solely as Indenture
                              Trustee

                              By:
                                    -----------------------------------------
                                    Name:
                                    Title:

THE STATE OF ____________     )
                              )
COUNTY OF _______________     )

            BEFORE ME, the undersigned authority, a Notary Public, on this _____ day of ________ 1999, personally appeared _______________, known to me to be a person and officer whose name is subscribed to the foregoing instrument and acknowledged to me that the same was the act of the said WILMINGTON TRUST COMPANY, not in its individual capacity but in its capacity as Owner Trustee of FREMONT HOME LOAN OWNER TRUST 1999-2 as Issuer, and that she executed the same as the act of such corporation for the purpose and consideration therein expressed, and in the capacity therein stated.

            GIVEN UNDER MY HAND AND SEAL OF WILMINGTON TRUST COMPANY, this the ____ day of _________, 1999.

                                       Notary Public, State of ___________

THE STATE OF ____________     )
                              )
COUNTY OF _______________     )

            BEFORE ME, the undersigned authority, a Notary Public, on this _____ day of ____________ 1999, personally appeared Barbara J. Dawson, known to me to be a person and officer whose name is subscribed to the foregoing instrument and acknowledged to me that the same was the act of the said PAINEWEBBER MORTGAGE ACCEPTANCE CORPORATION IV, as the Depositor, and that he/she executed the same as the act of such corporation for the purpose and consideration therein expressed, and in the capacity therein stated.

            GIVEN UNDER MY HAND AND SEAL OF PAINEWEBBER MORTGAGE ACCEPTANCE CORPORATION IV, this the ____ day of ______________, 1999.

                                       Notary Public, State of ____________

THE STATE OF ____________     )
                              )
COUNTY OF _______________     )

            BEFORE ME, the undersigned authority, a Notary Public, on this __ day of ______________ 1999, personally appeared _______________________, known to me to be the person and officer whose name is subscribed to the foregoing instrument and acknowledged to me that the same was the act of the said FREMONT INVESTMENT & LOAN, as the Transferor and Master Servicer, and that he executed the same as the act of such corporation for the purposes and consideration therein expressed, and in the capacity therein stated.

            GIVEN UNDER MY HAND AND SEAL OF FREMONT INVESTMENT & LOAN, this the ____ day of _____________ 1999.

                                       Notary Public, State of _____________

THE STATE OF ____________     )
                              )
COUNTY OF _______________     )

            BEFORE ME, the undersigned authority, a Notary Public, on this __ day of ______________ 1999, personally appeared ____________________, known to me to be the person and officer whose name is subscribed to the foregoing instrument and acknowledged to me that the same was the act of the said FIRST UNION NATIONAL BANK, not in its individual capacity, but in its capacity as Indenture Trustee, and that she executed the same as the act of such entity for the purposes and consideration therein expressed, and in the capacity therein stated.

            GIVEN  UNDER MY HAND AND SEAL,  this the __ day of  ______________
1999.


                                       Notary Public, State of ____________

                                    EXHIBIT A

                               HOME LOAN SCHEDULE

               INFORMATION IS ON FILE WITH THE INDENTURE TRUSTEE
                           FIRST UNION NATIONAL BANK
                             230 SOUTH TYRON STREET
                        CHARLOTTE, NORTH CARLOINA 28288

                                    EXHIBIT B

        FORM OF SERVICER'S MONTHLY REMITTANCE REPORT TO INDENTURE TRUSTEE

                                               Fremont Home Loan Owner Trust 1999-2,
                                            Home Loan Asset Backed Notes, Series 1999-2


                                                       MONTH END ROLL REPORT

                                                             INVESTOR:

                                                   CURRENT MONTH END STATISTICS

Prev Month End        Curr     30       60      90       120        150         180          BK         FC         REO         0 UPB
Stats

Current

30

60

90

120

150

180+

BK

FC

REO

Zero UPB

Total Prev Mon:

     New Loans:

  Current Month

                                                      FAIRBANKS CAPITAL CORP.

P2771-139                                      MONTHLY STATEMENT OF MORTGAGE ACCOUNTS                                          PAGE


                                              INTEREST RATE                SERVICE FEE                      STATE

                           INVESTOR           CATEGORY
------------------------------------------------------------------------------------------------------------------------------------
    OUR      INVESTOR  INVESTOR   SHORT   DUE    NEXT   TRUST BAL/   PRINCIPAL    P&I     ---- DELINQUENT ----   ----- ADVANCE -----
  LOAN NO    BANK CAT  LOAN NO     NAME   DATE    NO    INT PAID TO   BALANCE   CONSTANT  INTEREST   PRINCIPAL   INTEREST  PRINCIPAL
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
    OUR
  LOAN NO   ANN INT       SF-RATE
------------------------------------------------------------------------------------------------------------------------------------


                                                      FAIRBANKS CAPITAL CORP.
S2771-214                                                                                                                       PAGE
                                             SUMMARY OF PAID IN FULL REMITTANCE REPORT


                                              INTEREST RATE . 99999990     SERVICE FEE . 99999999           STATE

                           INVESTOR           CATEGORY
------------------------------------------------------------------------------------------------------------------------------------
    OUR       INVESTOR     DATE       PMT                                   SERVICE    NET      DEPOSITED   PRINCIPAL   LATE   OTHER
  LOAN NO      LOAN NO     PAID       NO       ESCROW   PRINCIPAL INTEREST    FEE    INTEREST   REMITTED     BALANCE    CHG    TRUST
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
    OUR                                          DATE
  LOAN NO    P&I CONSTANT   ANN I/R   SF RATE    DUE
------------------------------------------------------------------------------------------------------------------------------------


                                                      FAIRBANKS CAPITAL CORP.
S2771-215                                                                                                                       PAGE
                                                CONSOLIDATION OF REMITTANCE REPORTS


                                              INTEREST RATE                SERVICE FEE                      STATE

                           INVESTOR           CATEGORY
------------------------------------------------------------------------------------------------------------------------------------
    OUR      INVESTOR   DATE    PMT    DATE                                SERVICE    NET      DEPOSITED   PRINCIPAL   LATE   OTHER
  LOAN NO    LOAN NO    PAID     NO    DUE    ESCROW   PRINCIPAL INTEREST    FEE    INTEREST   /REMITTED    BALANCE     CHG   TRUST
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
    OUR
  LOAN NO    P&I CONSTANT    ANN INT RATE    SER FEE RATE
------------------------------------------------------------------------------------------------------------------------------------


                                                      FAIRBANKS CAPITAL CORP.

                                              DAILY DELINQUENCY TRACKING BY SECURITY

Security:
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                           Date: 01/19/1998
Report ID: AD608C                                                                                          Page: 1
------------------------------------------------------------------------------------------------------------------------------------
   WORK        DATE           CURRENT                1 - 7 DAYS           8 - 14 DAYS            15 - 21 DAYS         22 - EOM DAYS

   DAY                   Count                  Count                 Count                   Count                Count
                         -----                  -----                 -----                   -----                -----
                         Amount     Change      Amount    Change      Amount     Change       Amount     Change    Amount     Change
------------------------------------------------------------------------------------------------------------------------------------





------------------------------------------------------------------------------------------------------------------------------------
   WORK        DATE             30 DAYS                 60 DAYS              90+ DAYS            Total Loans       Total Delinquents

   DAY                    Count                  Count                 Count                 Count                Count
                          -----                  -----                 -----                 -----                -----
                          Amount     Change      Amount    Change      Amount     Change     Amount     Change    Amount      Ratio
------------------------------------------------------------------------------------------------------------------------------------






                                                      FAIRBANKS CAPITAL CORP.

                                        PRINCIPAL BALANCE DAILY DELINQUENCY BY WORKING DAY

Security:
--------- -------- ------- -------- ------- ------- -------- ------- ------- -------- ------- ------- ------- ------- ------- ------
             22       21      20       19      18      17       16      15      14       13      12      11      10      9       8
--------- -------- ------- -------- ------- ------- -------- ------- ------- -------- ------- ------- ------- ------- ------- ------


Security:
--------- ------- ------- ------- -------- ------- ------- --------
             7       6       5        4       3       2        1
--------- ------- ------- ------- -------- ------- ------- --------



                                                      FAIRBANKS CAPITAL CORP.


                                                                                                       Data As of Date:  MM/DD/YYYY
MSP BANK #:                                                                                            Report Run Date:  MM/DD/YYYY
Report ID: AD618                                       60 DAY+ LOSS ANALYSIS                           Page:       1
--------- -------- ------- ------ -------- -------------------- ----------------------------- --------------------------------------

                                                Months in                                               BPO

                   Loan    Due                                        Accrd    Proj   Total                        Lien    Other
 Inv #    Loan #   Strat   Date   Status   FC  Expected BK       UPB    Int   Int Adv  Debt     Purchase Current    Pos   Lien UPB
--------- -------- ------- --------------- -------------------- -----------------------------  -------------------------------------


------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

   Foreclosures          F:


Payoff/Deed-in-Lieu      P:


Reinstatements/Mods      R:
====================================================================================================================================

                    Totals:


------------------------------------------------------------------------------------------------------------------------------------

                  Averages:








---------  ------------------------------------------------------------------  ---------------------  ------  ------  ---------

                                                                                     LTV
                                                          Net                                                          Loss as
             Forecast   Expense   Proj Exp   Reo Est.   Forecast   Estimated     Purchase Current                      a % of
 Inv #       Recovery   Advance    Advance   Expense    Recovery    Proceeds           Rate            PV     Loss       UPB
---------  -------------------------------------------------------------------  --------------------  ------  ------  ---------


-------------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------------

   Foreclosures          F:


Payoff/Deed-in-Lieu      P:


Reinstatements/Mods      R:

===============================================================================================================================

                    Totals:


-------------------------------------------------------------------------------------------------------------------------------

                  Averages:

                                    EXHIBIT C

                         FORM OF LOAN LIQUIDATION REPORT

Customer Name:                                          ___________
Account No.:                                            ___________
Original Principal Balance:                             ___________
1.    Type of Liquidation (REO
disposition/charge-off/short pay-off)                   ___________
Date last paid                                          ___________
Foreclosure                                             ___________
Date of Foreclosure                                     ___________
Date of REO                                             ___________
Date of REO Disposition                                 ___________
Property Sale Price/Estimated Market Value at
disposition                                             $__________
Settlement (short pay-off and collection actions)       ___________
Date of Settlement Payment                              ___________
Defaulted Loan Sale                                     ___________
Date of Sale                                            ___________
Charge-off or Bankruptcy                                ___________
Date of Charge-off or Bankruptcy Discharge              ___________
2.    Liquidation Proceeds                              ___________
Principal Prepayment                                    $__________
Property Sale Proceeds                                  $__________
Insurance Proceeds                                      $__________
Settlement Payment Loan Sale Proceeds                   $__________
Other (Itemize)                                         $__________
Total Proceeds                                          $__________
Liquidation Expenses                                    $__________
Servicing Advances                                      $__________
Servicing Fees                                          $__________
Other Servicing Compensation                            $__________
Collection Agent or Attorney's Fees                     $__________
Total Advances                                          $__________
3.    Net Liquidation Proceeds (Item 2 minus Item 3)    $__________
4.    Principal Balance of Mortgage Loan                $__________
5.    Loss, if any (Item 4 minus Item 3)                $__________

                                    EXHIBIT D

                     FORM OF MASTER SERVICER RENEWAL NOTICE

[MASTER SERVICER]

      Re:   Fremont Home Loan Asset Backed Notes, Series 1999-2

Dear Ladies and Gentlemen:

            Reference is hereby made to the Sale and Master Servicing Agreement dated as of June 1, 1999 (the "Agreement") among Fremont Home Loan Owner Trust 1999-2, as Issuer, PaineWebber Mortgage Acceptance Corporation IV, as Depositor, Fremont Investment & Loan, as Transferor, Master Servicer, and as Servicer, and First Union National Bank, as Indenture Trustee. The Indenture Trustee has not received notification from Financial Security Assurance, Inc., as the Securities Insurer, that instructs the Indenture Trustee not to renew the term of
______________ as the Master Servicer under the Agreement. Therefore, pursuant to Section 4.01(i) of the Agreement, the Indenture Trustee hereby notifies ________________________ that its term as Master Servicer has been extended for a successive three calendar month period beginning with the month of __________,
_____.

                              [SECURITIES INSURER] [INDENTURE TRUSTEE],

                              as Indenture Trustee
                              By:
                                    ----------------------------------------
                                    Name:
                                         -----------------------------------
                                    Title:
                                         -----------------------------------

cc:   [Securities Insurer]
      [Indenture Trustee]

PaineWebber Mortgage Acceptance Corporation IV
1285 Avenue of the Americas
New York, New York 10019
Attn:  John Fearey, Esq.

Fremont Home Loan Owner Trust 1999-2
c/o Wilmington Trust Company
Rodney Square North
1100 North Market Street
Wilmington, Delaware 19890
Attn:  Norma P. Closs

                                    EXHIBIT E

                        FORM OF STANDARD SERVICING TERMS



                               AGREEMENT REGARDING
                            STANDARD SERVICING TERMS


                                     BETWEEN


                             FAIRBANKS CAPITAL CORP.
                                   AS SERVICER


                                       AND


                            FREMONT INVESTMENT & LOAN
                      AS INITIAL OWNER AND MASTER SERVICER


                           RESIDENTIAL MORTGAGE LOANS


                            DATED AS OF MARCH 1, 1999

                                TABLE OF CONTENTS

                                                                            PAGE
                                                                            ----


ARTICLE I DEFINITIONS.......................................................

      Section 1.1. Definitions..............................................
      Section 1.2. Interpretation of Agreement..............................

ARTICLE II DOCUMENTS TO BE DEPOSITED WITH CUSTODIAN.........................

      Section 2.1. Custodial Agreement......................................
      Section 2.2. Possession of Mortgage Files.............................

ARTICLE III REPRESENTATIONS AND WARRANTIES..................................

      Section 3.1. Servicer Representations and Warranties..................
      Section 3.2. Owner Representations and Warranties.....................
      Section 3.3. Breach of Representation or Warranty.....................
      Section 3.4. Cooperation..............................................

ARTICLE IV LOAN ADMINISTRATION..............................................

      Section 4.1. General..................................................
      Section 4.2. Servicing Commencement Date..............................
      Section 4.3. Duties Servicer May Delegate.............................
      Section 4.4. Servicer Mortgage Loan Files.............................
      Section 4.5. Release of Custodial Mortgage Loan Files.................
      Section 4.6. Documents, Records, and Funds in Possession of Servicer
                    to be Held for Owner....................................
      Section 4.7. Microfilmed Records......................................
      Section 4.8. Enforcement of Due-On-Sale Clause; Assumption............
      Section 4.9. Partial Release, Easement and Eminent Domain.............
      Section 4.10. Insurance...............................................
      Section 4.11. Evidence of Insurance...................................
      Section 4.12. Insurance Notices.......................................
      Section 4.13. Default by Insurer......................................
      Section 4.14. Hazard Insurance........................................
      Section 4.15. Hazard Insurance Loss Settlement........................
      Section 4.16. Uninsured Hazard Loss...................................
      Section 4.17. Flood Insurance.........................................
      Section 4.18. Condominium and PUD Insurance Coverage Requirements.....
      Section 4.19. Special Flood Hazard Insurance for Condominium or PUD...
      Section 4.20. Name of Insured.........................................
      Section 4.21. Mortgagee Clause........................................
      Section 4.22. Title Insurance.........................................
      Section 4.23. Tax and Insurance Reserves..............................
      Section 4.24. Delinquencies...........................................
      Section 4.25. Property Inspection.....................................
      Section 4.26. Notification Matters....................................
      Section 4.27. Abandonment.............................................
      Section 4.28. Plans for Curing Delinquencies..........................
      Section 4.29. Loan Modifications......................................
      Section 4.30. Advance Responsibility During Delinquency...............
      Section 4.31. Bankruptcies............................................
      Section 4.32. [Intentionally Omitted].................................
      Section 4.33. Deed-in-Lieu of Foreclosure.............................
      Section 4.34. Actions Prior to Foreclosure............................
      Section 4.35. Retention of Attorneys for Foreclosure - Foreclosure
                     Fees...................................................
      Section 4.36. Foreclosure Procedures..................................
      Section 4.37. Disbursement of Escrow Items............................
      Section 4.38. Reinstatement of Mortgage Loans.........................
      Section 4.39. Partial Payment Toward Reinstatement of Mortgage Loans..
      Section 4.40. Servicing Requirements for REO..........................
      Section 4.41. Marketing REO...........................................
      Section 4.42. Rehabilitation..........................................
      Section 4.43. Required REO Documentation..............................
      Section 4.44. Satisfactions...........................................
      Section 4.45. Disclosure Upon Transfer of Servicing...................
      Section 4.46. Response to Borrower Inquiries..........................
      Section 4.47. Environmental Problems..................................
      Section 4.48. Limitation on Authority.................................
      Section 4.49. Direction of Owner......................................
      Section 4.50. Conflicts and Removal of Assets.........................
      Section 4.51. Reports Pursuant to Requirements........................
      Section 4.52. Computer Systems........................................

ARTICLE V LOAN ACCOUNTING...................................................

      Section 5.1. General..................................................
      Section 5.2. Individual Mortgage Loan Accounting Requirements.........
      Section 5.3. Interest Calculations....................................
      Section 5.4. Application of Mortgage Loan Payments....................
      Section 5.5. Full Payment Not Received from Borrower..................
      Section 5.6. Curtailments.............................................
      Section 5.7. Reapplication of Prior Prepayments.......................
      Section 5.8. Liquidations.............................................

ARTICLE VI ACCOUNTING.......................................................

      Section 6.1. General..................................................
      Section 6.2. Account Maintenance......................................
      Section 6.3. P & I Account; Remittance................................
      Section 6.4. T & I Account............................................
      Section 6.5. Tax and Insurance Reserves...............................
      Section 6.6. Protective Advances......................................
      Section 6.7. Servicer's Overhead Not Reimbursable.....................
      Section 6.8. Access to Records........................................
      Section 6.9. Securitization Financing.................................
      Section 6.10. Late Charge Payment.....................................

ARTICLE VII REPORTS TO THE OWNER............................................

      Section 7.1. Reports to the Owner.....................................
      Section 7.2. Annual Officer's Certificate as to Compliance............
      Section 7.3. Annual Independent Public Accountants' Servicing Report..
      Section 7.4. Monthly Document Report..................................
      Section 7.5. Securitization Financing.................................

ARTICLE VIII  COMPENSATION TO SERVICER......................................

      Section 8.1. Compensation to the Servicer.............................

ARTICLE IX MERGER OR CONSOLIDATION OF SERVICER; RESIGNATION; DEFAULT........

      Section 9.1. Merger or Consolidation..................................
      Section 9.2. Assignment or Transfer of Servicing Agreement............
      Section 9.3. Resignation of Servicer..................................
      Section 9.4. Events of Default by Servicer............................
      Section 9.5. Termination of the Servicer Without Cause................
      Section 9.6. Indemnification by the Servicer..........................
      Section 9.7. Indemnification by the Owner.............................
      Section 9.8. Indemnification Procedures...............................
      Section 9.9. Consent..................................................

ARTICLE X MISCELLANEOUS.....................................................

      Section 10.1. Errors and Omissions Coverage and Fidelity Coverage.....
      Section 10.2. No Assignment or Delegation of Duties by Servicer.......
      Section 10.3. Binding Nature of Agreement; Assignment.................
      Section 10.4. Assignment.  Entire Agreement; Waivers..................
      Section 10.5. Amendments and Supplements..............................
      Section 10.6. CONTROLLING LAW.........................................
      Section 10.7. No Joint Venture; Limited Agency........................
      Section 10.8. Counterparts............................................
      Section 10.9. Notices.................................................
      Section 10.10. Provisions Separable; Interpretation...................
      Section 10.11. Confidentiality........................................
      Section 10.12. Expenses...............................................

EXHIBIT A - Form of Servicing Agreement
EXHIBIT B - Form of Receipt
EXHIBIT C - Reports to the Owner
SCHEDULE I - Servicing Policies and Procedures

                  AGREEMENT REGARDING STANDARD SERVICING TERMS

         This AGREEMENT REGARDING STANDARD SERVICING TERMS (this "Agreement"), dated as of March 1, 1999, by and between FREMONT INVESTMENT & LOAN, having an office at 175 NORTH RIVERVIEW DRIVE, ANAHEIM, CALIFORNIA 92808, as the initial owner (in such capacity, the "Owner") and as master servicer (in such capacity, the "Master Servicer") and FAIRBANKS CAPITAL CORP., a Utah corporation, having an office at 3815 SOUTH WEST TEMPLE, SALT LAKE CITY, UTAH 84115-4412, as servicer (the "Servicer").

                                    RECITALS

         WHEREAS, Owner currently owns certain sub-prime residential mortgage loans;

         WHEREAS,   Owner,  from  time  to  time,  intends  to  finance  certain residential mortgage loans, in one or more securitization transactions;

         WHEREAS, Servicer is engaged in, among other things, the servicing of residential mortgage loans; and

         WHEREAS, Owner and Servicer desire to contract with each other from time to time for the servicing responsibilities associated with certain of the above-described types of mortgage loans by periodically executing servicing agreements that adopt the terms of this Agreement.

                                    AGREEMENT

         NOW, THEREFORE, in consideration of the mutual promises, covenants, representations, and warranties hereinafter set forth and for other good and valuable consideration, the receipt and adequacy of which is hereby acknowledged, the Owner and the Servicer agree as follows:


                                    ARTICLE I

                                   DEFINITIONS

         SECTION 1.1. DEFINITIONS.

         The capitalized terms in this Agreement and not otherwise defined shall have the meanings given below in this Section 1.1.

         ACCEPTED SERVICING PRACTICES: With respect to any Mortgage Loan or REO, those servicing, collection, resolution, or disposition practices as are undertaken in good faith and in the best interests of Owner and as are performed with the same care, skill, prudence, and diligence with which the Servicer services and administers mortgage loans or properties for other portfolios similar to the Mortgage Loan and REO, as the case may be, and in a manner consistent with the customary practices of prudent institutions in the business of servicing sub-prime mortgage loans, including the "Servicing Policies and Procedures" set forth in Schedule I hereto, as such may be amended from time to time upon the agreement of the Servicer and the Owner, but without regard to:

         1. Any relationship that Servicer, or any Affiliate of Servicer may have with the related Borrower; or

         2. Servicer's right to receive compensation for its services hereunder or with respect to any particular transaction; or

         3. The ownership, or servicing, or management for others, by Servicer of any other mortgage loans or property;

provided, however, that such services are performed in compliance with all Requirements, the terms of this Agreement, any related Servicing Agreement, and the terms and provisions of the Mortgage Loan Documents.

         ACCOUNT CUSTODIAN OR CUSTODIAN: First Union National Bank, a national banking association having an address at 9639 Dr. Perry Road, Suite 124, Ijamsville, Maryland 21754, or such other institution designated by the Owner.

         AFFILIATE: Any person or entity that directly or indirectly controls, is controlled by or is under common control with such person or entity, and when used in connection with this definition, "control" shall mean the power to direct or cause the direction of the management and policies of such person or entity, whether through the ownership of voting securities of such person or entity, by contract or otherwise. "Controlling" and "Controlled" shall have meanings correlative to the foregoing.

         ANCILLARY INCOME: All ancillary income (other than interest, interest on the P & I Account, any Prepayment Penalties and 20% of the Late Charges in accordance with Section 6.10 hereof) from the Mortgage Loans and Mortgaged Premises, including without limitation, insufficient fund fees, assumption fees, modification fees received from a Borrower, fees associated with any repayment plan or forbearance agreement and all other incidental and customary fees.

         APPRAISAL REPORT: A report setting forth the fair market value of a Mortgaged Premises as determined by an appraiser. For appraisals conducted prior to the Servicing Commencement Date, such Appraisal Reports shall be in the form received by the Servicer, and for appraisals conducted subsequent to the Servicing Commencement Date, such Appraisal Reports shall be in a form indicating that the related appraisals have been conducted in accordance with the Uniform Standards of Professional Appraisal Practice, provided in each case by an independent appraiser (i) who, at the time the appraisal was conducted, met the minimum qualifications of Fannie Mae or Freddie Mac for appraisers of conventional residential mortgage loans and (ii) who had no interest, direct or indirect, in the Mortgaged Property or in any loan made on the security thereof, and (iii) whose compensation was not affected by the results of the appraisal.

         ASSIGNMENT: The assignment of a Security Instrument or equivalent instrument, which is in recordable form and may be in the form of a blanket assignment, sufficient under the laws of the jurisdiction wherein the related Mortgaged Premises are located to transfer all the rights of the secured party pursuant to such Security Instrument to a transferee for valid consideration.

         ASSUMPTION: The process whereby, on sale or transfer of a legal or beneficial interest in Mortgaged Premises, the new owner of the Mortgaged Premises becomes legally obligated under the terms of the existing Security Instrument, Note and any addenda and riders to the Security Instrument or Note. Subsequent to the Assumption, the new owner of the property shall be deemed to be the Borrower under the Mortgage Loan Documents.

         ATTORNEY'S TITLE OPINION: With respect to Mortgaged Premises, an opinion of title given by an attorney licensed to practice law in the jurisdiction where the Mortgaged Premises are located, stating that the Security Instrument is a first priority lien on the Mortgaged Premises subject only to Permitted Encumbrances.

         BANKRUPTCY "CRAM DOWN": With respect to any Mortgage Loan involved in a bankruptcy proceeding, the reduction by the bankruptcy court of either the Unpaid Principal Balance of the Note, accrued interest on the Note or the Note Rate.

         BORROWER: The Person or Persons obligated to make payments of principal and interest on a Mortgage Loan, including but not limited to all borrowers obligated jointly, severally or jointly and severally and all guarantors.

         BUSINESS DAY: Any day other than a Saturday, Sunday or day when banks are authorized or obligated to be closed under the laws of the State of Utah, New York or California.

         CONDOMINIUM INSURANCE (CONDOMINIUM INSURANCE POLICY): Multi-peril insurance of required coverages covering the entire Condominium Project. Coverage shall include fire and extended coverage and all other coverages based on the construction, location and use of the Condominium Project. Coverage shall be on a 100% replacement cost basis.

         CONDOMINIUM PROJECT: Real estate, including the separate ownership in fee, or on a satisfactory leasehold estate, of a particular residential unit with an indivisible interest in the real estate designated for common ownership strictly by unit owners.

         CONDOMINIUM  UNIT:  A  single  family  property  within  a  Condominium
Project.

         CURRENT SERVICER: Any other servicer, sub-servicer, document custodian, owner, holder, originator, or other Person who, as of the date of this Agreement or any related Servicing Agreement, has possession of any document or information constituting a part of the Servicer Mortgage Loan File.

         CURTAILMENT: Any partial prepayment of principal outstanding on a Mortgage Loan that otherwise is current which prepayment is not accompanied by an amount representing the full amount of scheduled interest due on the Mortgage Loan.

         CURTAILMENT INTEREST: When a Curtailment is applied retroactively by the Servicer to the Unpaid Principal Balance of a Mortgage Loan outstanding on the first day of the month in which the Curtailment is received, as set forth in
Section 505 herein, an amount equal to 30 days of interest on the Curtailment at the Note Rate.

         CUSTODIAL AGREEMENT: The respective agreement providing for custody of Mortgage Loan Documents with respect to a particular group of Mortgage Loans serviced pursuant to a Servicing Agreement.

         CUSTODIAL MORTGAGE LOAN FILE: All documents, instruments and other papers deposited with and held by the Custodian as to any Mortgage Loan, including the documents specified in Section 403(a), as well as any other documents that come into the Custodian's possession with respect to a Mortgage Loan.

         CUSTODIAL CLEARING ACCOUNT: An account maintained by the Servicer for the benefit of the Owner for the deposit of all funds collected in connection with the Mortgage Loans.

         CUSTODIAL TAXES AND INSURANCE (T & I) ACCOUNT: As provided in Section 6.1.

         DELINQUENCY: A Delinquency occurs when all or part of the Borrower's Monthly Payment and, where applicable, Escrow is not paid on the Due Date. For reporting purposes, a Delinquency that remains uncured for more than one calendar month, but not more than two, is considered a 30-day Delinquency. A Delinquency that has been uncured for more than two calendar months, but not more than three, is considered a 60-day Delinquency. A Delinquency that has been uncured for more than three calendar months or more is considered a 90-day and over Delinquency.

         DUE DATE: The day of each month on which the Borrower's Monthly Payment and, where applicable, Escrow payment is due as stated in the Note.

         DUE-ON-SALE CLAUSE: The clause in a Security Instrument requiring the payment of the entire Mortgage Loan balance upon sale or transfer of an interest in the Mortgaged Premises.

         ENVIRONMENTAL  PROBLEM  PROPERTY:  Shall have the  meaning set forth in
Section 4.47.

         ERRORS AND OMISSIONS POLICY: An insurance policy insuring against losses caused by errors or omissions of the Servicer and its personnel, including, but not limited to, losses caused by the failure to pay insurance premiums or taxes, to record or perfect liens, to effect valid transfers of Notes, or to properly service Mortgage Loans.

         ESCROW: All funds collected by the Servicer to cover expenses of the Borrower required to be paid under the Security Instrument, including, without limitation, taxes, special assessments, association dues, ground rents, water, sewer and other governmental impositions or charges that are or may become liens on the Mortgaged Premises prior to that of the Mortgage Loan, as well as Hazard Insurance and Flood Insurance.

         FANNIE MAE: The entity formally known as The Federal National Mortgage Association or any successor thereto.

         FANNIE MAE GUIDELINES: The guidelines contained in the Fannie Mae Seller's Guide and in the Fannie Mae Servicing Guide pertaining to one-to-four-family, first lien, conventional residential mortgage loans, and such other rules, regulations and guidelines adopted by Fannie Mae that establish eligibility requirements for the purchase of conventional, residential mortgage loans by Fannie Mae or establish loan service requirements for mortgage loans purchased by Fannie Mae, as amended or supplemented from time to time. Wherever the Servicer is required to follow Fannie Mae Guidelines herein, the Servicer shall apply such Guidelines to all Mortgage Loans regardless of whether a Mortgage Loan is not of a type purchased by Fannie Mae.

         FDIC: The Federal Deposit Insurance Corporation or any successor thereto.

         FIDELITY BOND: An insurance policy insuring against losses caused by improper or unlawful acts of the Servicer's personnel. Any Fidelity Bond shall name the Owner, its successors and assigns as a certificate owner.

         FLOOD INSURANCE (FLOOD INSURANCE POLICY): An insurance policy insuring against flood damage to a Mortgaged Premises, required for Mortgaged Premises located in "flood hazard" areas identified by the Secretary of HUD or the Director of the Federal Emergency Management Agency.

         FREDDIE MAC: The Federal Home Loan Mortgage Corporation or any successor thereto.

         FULL PAYOFF: The amount required to satisfy a Mortgage Loan in full, which amount includes the unpaid principal balance, interest due on account and any other funds to be collected at the time of payoff, such as recording fees, service fees, attorney fees, escrow advances, Prepayment Penalties, Late Charges and other costs as applicable.

         HAZARD INSURANCE (HAZARD INSURANCE POLICY): A fire and casualty extended coverage insurance policy insuring against loss or damage from fire, hazard, flood, wind, liability, and other perils covered within the scope of standard extended hazard coverage, together with all riders and endorsements thereto.

         HUD:  The United States Department of Housing and Urban Development.

         INITIAL OWNER:  Fremont Investment & Loan.

         INSURANCE POLICY: Any insurance for a Mortgage Loan referred to in this Agreement, including Hazard Insurance, Flood Insurance, Title Insurance and Condominium or PUD Insurance, including all riders and endorsements thereto.

         INSURANCE PROCEEDS: Proceeds payable from an Insurance Policy, to be paid directly to the Tax and Insurance Reserve in the case of Hazard or Flood Insurance, or to the P & I Account in the case of Title Insurance.

         INSURER:  An insurance company that provides an Insurance Policy.

         LATE CHARGES: Any fees imposed on the Borrower by the Servicer for late payments.

         LIQUIDATION: Application of a payment to a Mortgage Loan which results in the release in full of the lien of the Security Instrument on any Mortgaged Premises, whether through foreclosure, condemnation, prepayment in full or otherwise.

         LIQUIDATION PROCEEDS: The amount received by the Servicer in connection with any liquidation of a Mortgage Loan.

         LOAN  MATERIAL:  Shall have the  meaning  specified  in  Section  10.11 hereof.

         LOAN NUMBER: A unique number assigned by the Servicer to each Mortgage Loan.

         MASTER SERVICER: Fremont Investment & Loan, as master servicer of the Mortgage Loans in connection with a securitization transaction, or any successor thereto.

         MODIFICATION AGREEMENT: A manually executed written instrument recorded in the appropriate jurisdiction evidencing a change in the interest rate or repayment terms of a Note.

         MONTHLY CUT-OFF DATE: With respect to any Remittance Date, the last day of the month preceding the month in which such Remittance Date occurs.

         MONTHLY DOCUMENT REPORT: The monthly report prepared by the Servicer and delivered to Owner pursuant to Section 7.4.

         MONTHLY PAYMENT: With respect to any Mortgage Loan, the scheduled monthly payment of principal and interest due in the applicable month under the terms of the Note. MORTGAGE LOAN: A loan that is secured by a mortgage, deed of trust or deed to secure debt on the related Mortgaged Premises and that is identified in a Mortgage Loan Schedule. The term "Mortgage Loan" includes all of the Owner's right, title, and interest in and to the Mortgage Loan, including, without limitation, the Mortgage Loan Documents and all other material and information collected by the Servicer in connection with the Mortgage Loan.

         MORTGAGE LOAN DOCUMENTS: All documents held by the Owner (or its designee), the Servicer or the Custodian, as set forth in Section 4.4.

         MORTGAGE LOAN PROCEEDS: (i) The net sale proceeds of any REO, (ii) the net sale proceeds at a foreclosure sale, (iii) the amount of a Full Payoff or Short Payoff, (iv) any payment by a Borrower resulting in the Liquidation of a Mortgage Loan, or (v) the proceeds from the sale by the Owner of a Mortgage Loan that is the subject of this Agreement, in each case after deduction from the proceeds or payment of an amount equal to all Protective Advances made by the Servicer in connection with the related Mortgage Loan and not previously reimbursed.

         MORTGAGE LOAN SALE AGREEMENT: The agreement pursuant to which Owner, other than the Initial Owner purchased a Mortgage Loan.

         MORTGAGE LOAN SCHEDULE: The schedule of Mortgage Loans attached as an exhibit to a Servicing Agreement.

         MORTGAGED PREMISES: The property securing a Note and subject to the lien of the related Security Instrument, which property consists of real property on which is located a one-to four-family detached residential dwelling, condominium or attached town house or row house.

         MORTGAGEE: The secured party to which the Security Instrument initially grants a lien on the Mortgaged Premises.

         NOTE: A manually executed written instrument evidencing the Borrower's promise to repay a stated sum of money, plus interest, to the noteholder by a specific date according to a schedule of principal and interest payments.

         NOTE ASSUMPTION RIDER: A rider attached to the Note which states the terms upon which an Assumption may occur.

         NOTE RATE: The interest rate payable by the Borrower on the Mortgage Loan according to the terms of the Note.

         OFFICER:  An officer or  principal  of a  corporation  or  partnership,
respectively,   who  is  authorized  to  execute  documents  on  behalf  of  his corporation or partnership.

         OFFICER'S CERTIFICATE: For any Person, a certificate that has been signed on behalf of that Person by an individual who is identified in that Certificate as being an officer of that Person or any other individual authorized to execute the certificate.

         OWNER: Fremont Investment & Loan, its assigns and their respective successors in interest; provided, however, that upon a transfer of its interest in the Mortgage Loans in connection with a securitization transaction, the term "Owner" shall, where applicable, refer to the Master Servicer acting on behalf of the Owner.

         PERMITTED ENCUMBRANCES: With respect to any Mortgage Loan, (i) the lien created by the Security Instrument, (ii) liens for taxes and assessments due and payable, (iii) covenants, conditions and restrictions, rights-of-way, easements and other matters of public record as of the date of recording of such Security Instrument acceptable to mortgage lending institutions in the area in which the Mortgaged Premises are located or specifically referred to in the appraisal performed in connection with the origination of the related Mortgage Loan, and
(iv) such other matters to which like properties are commonly subject which in the view of the Servicer do not, individually or in the aggregate, materially interfere with the benefits of the security intended to be provided by the Security Instrument.

         PERMITTED INVESTMENTS: Any one or more of the obligations or securities listed below, which investments mature, unless payable on demand, not later than the Business Day preceding the next occurring Remittance Date:

                  (i) direct obligations of, or obligations fully guaranteed as to principal and interest by, the United States or any agency or instrumentality thereof, provided that such obligations are backed by the full faith and credit of the United States;

                  (ii) certificates of deposit, demand and time deposits and bankers' acceptances of any bank or trust company incorporated under the laws of the United States or any state, provided that the short-term unsecured debt obligations of such bank or trust company at the date of acquisition thereof have been rated by each of two or more nationally recognized statistical rating organizations in its highest rating category; and

                  (iii) any other demand, money market or time deposit account or obligation, or interest-bearing or other security or investment, acceptable to the Owner.

Notwithstanding the foregoing, Permitted Investments shall not include "stripped securities" or any investments which contractually may return less than the purchase price therefor; and provided, further, that in the event that the Owner transfers the Mortgage Loans in connection with a securitization financing, Permitted Investments shall be defined in accordance with the provisions of the operative documents executed in connection with such securitization financing.

         PERSON: Any individual, corporation, partnership, joint venture, association, joint-stock company, trust, limited liability company, unincorporated organization or government, or any agency or political subdivision of any government.

         PREPAYMENT PENALTIES: Any penalties imposed on the Borrower as the result of the prepayment of the related Mortgage Loan.

         PRINCIPAL AND INTEREST (P & I) ACCOUNT:  As provided in Section 6.1.

         PROTECTIVE ADVANCE: All customary, reasonable, and necessary out-of-pocket costs and expenses paid or incurred in connection with the Servicer's obligations hereunder or in connection with any special services to be performed by the Servicer pursuant to this Agreement, including without limitation:

         (a) real estate taxes, assessments and similar charges;

         (b) insurance premiums;

         (c) any expense necessary in order to prevent or cure any violation of applicable laws, regulations, codes, ordinances, rules, orders, judgments, decrees, injunctions or restrictive covenants;

         (d) any cost or expense necessary in order to maintain or release the lien on each Mortgaged Property and related collateral, including any mortgage registration taxes, release fees, or recording or filing fees;

         (e) customary expenses for the collection, enforcement or foreclosure of the Mortgage Loans and the collection of deficiency judgments against Borrowers and guarantors (including but not limited to the fees and expenses of any trustee under a deed of trust, foreclosure title searches and other lien searches);

         (f) costs and expenses of any appraisals, valuations, inspections, environmental assessments (including but not limited to the fees and expenses of environmental consultants), audits or consultations, engineers, architects, accountants, on-site property managers, market studies, title and survey work and financial investigating services;

         (g) customary expenses for liquidation, restructuring, modification or loan workouts, such as sales brokerage expenses and other costs of conveyance; and

         (h) any other reasonable costs and expenses, including without limitation, costs and expenses related to travel and lodging and legal fees and expenses incurred by the Servicer under this Agreement in connection with the enforcement, collection, foreclosure, disposition, condemnation or destruction of the Mortgage Loans or related Mortgaged Properties and the performance of Loan Servicing by the Servicer under this Agreement.

         PUD (PLANNED UNIT DEVELOPMENT): A parcel of real estate that contains property and improvements owned and maintained by a homeowners' association, corporation or trust for the enjoyment and use of individual PUD Unit owners within that parcel of land. The shared portions of the parcel are known as common property.

         PUD INSURANCE (PUD INSURANCE POLICY): Insurance which provides the same coverage as Condominium Insurance, but for a PUD.

         PUD UNIT: A single family property within a PUD.

         REAL ESTATE OWNED (REO): Any Mortgaged Premises previously subject to the lien of a Mortgage Loan after the title thereto has been acquired on behalf of the Owner through foreclosure or similar proceedings, acceptance of deed-in-lieu of foreclosure, acquisition of title in lieu of foreclosure or the acquisition of title by operation of law.

         RECEIPT:  As provided in Section 4.5.

         REMITTANCE DATE:  The fifth Business Day of each month.

         REPERFORMANCE: Any event or action, including payment by the Borrower, that causes a Mortgage Loan that was previously sixty (60) days or more past due to be less than sixty (60) days past due as of the first Business Day of any calendar month.

         REPRESENTATIVE:  Shall have the  meaning  specified  in  Section  10.11 hereof.

         REPURCHASE PRICE: With respect to a Mortgage Loan repurchased pursuant to a Mortgage Loan Sale Agreement, the amount paid by the Seller upon repurchase of a Mortgage Loan.

         REQUIREMENTS: All federal, state or local laws and any other requirements of any government or any agency or instrumentality thereof applicable to the servicing of the Mortgage Loans, the management of the Mortgaged Premises and the provision of services hereunder by the Servicer.

         RESOLUTION: With respect to any Mortgage Loan, the Full Payoff, the acceptance of a Short Payoff, any other Liquidation, the execution of a Modification Agreement, or the Reperformance of such Mortgage Loan; provided, however, that the execution of a Modification Agreement or Reperformance with respect to any Mortgage Loan shall only be deemed to be a Resolution if the Borrower with respect to such Mortgage Loan makes or causes to be made three consecutive monthly payments after the execution of such Modification Agreement or the Reperformance of such Mortgage Loan.

         SECURITY INSTRUMENT: A written instrument creating a valid lien on the Mortgaged Premises. A Security Instrument may be in the form of a mortgage, deed of trust, deed to secure debt or security deed, including any riders and addenda thereto.

         SELLER: The seller of Mortgage Loans to the Owner pursuant to a Mortgage Loan Sale Agreement.

         SERVICER MORTGAGE LOAN FILE: A file maintained by the Servicer for each Mortgage Loan that contains the documents, if applicable, specified in Section
4.4 (to the extent received by the Servicer), as well as any documents or other information that, in any form, comes into the Servicer's possession with respect to a Mortgage Loan.

         SERVICING AGREEMENT: An agreement between the Servicer and the Owner in the form of Exhibit A attached hereto.

         SERVICING COMMENCEMENT DATE: The date set forth in a Servicing Agreement as the "Servicing Commencement Date" with respect to the Mortgage Loans serviced thereunder.

         SERVICING FEE: The compensation to which the Servicer is entitled for servicing the Mortgage Loans pursuant to this Agreement. The amount and method of determining the Servicing Fee is described in Section 8.1.

         SHORT PAYOFF: The amount received under an arrangement entered into with a delinquent Borrower whereby the Servicer allows the Borrower to sell the property to a third party at less than the outstanding balance owed by the Borrower on a Mortgage Loan.

         THIRD PARTIES: With respect to any Person, all persons and entities other than (a) such Person, (b) its Affiliates and their respective successors and (c) the officers, directors, partners, shareholders, employees (including "contract employees"), agents and other representatives of such Person acting in their respective capacities as such.

         TITLE INSURANCE (TITLE INSURANCE POLICY): An American Land Title Association (ALTA) mortgage loan title policy form 1970, or other form of lender's title insurance policy acceptable to Fannie Mae or Freddie Mac, including all riders and endorsements thereto, insuring that the Security Instrument constitutes a valid lien on the Mortgaged Premises subject only to Permitted Encumbrances.

         UNPAID PRINCIPAL BALANCE: With respect to any Mortgage Loan, the outstanding principal balance payable by the Borrower under the terms of the Note.

         SECTION  1.2.  INTERPRETATION  OF  AGREEMENT.

                  (a) All references in this Agreement to designated Sections, Articles, Exhibits, and Schedules are to the designated sections and articles of and exhibits and schedules to this Agreement.

                  (b) Use of the masculine gender is intended to include the feminine and neuter genders.

                  (c) The headings and captions used in this Agreement are for convenience of reference only and do not define, limit, or describe the scope or intent of the provisions of this Agreement.

                  (d) Terms in the singular include the plural and vice versa.

                  (e) The terms "includes" or "including" are intended to be inclusive rather than exclusive.

                  (f) The term "reasonable efforts" or "best efforts" shall mean the efforts a prudent person desirous of achieving a result would take in order to achieve that result but shall not be interpreted to require the Owner or Servicer, as the case may be, to initiate or participate in any litigation, arbitration, or other proceedings or to incur expenses in excess of those contemplated by this Agreement or that are otherwise commercially reasonable in light of the result to be achieved.


                                   ARTICLE II

                    DOCUMENTS TO BE DEPOSITED WITH CUSTODIAN

         SECTION 2.1. CUSTODIAL AGREEMENT.

         Pursuant to the Custodial Agreement, the Owner has or will deliver and release to the Custodian on or prior to the Servicing Commencement Date the Mortgage Loan Documents specified in the Custodial Agreement with respect to each Mortgage Loan, including but not limited to those specified in Section 4.4(a). In the event of any conflict, inconsistency, or discrepancy between any of the provisions of this Agreement and any of the provisions of the Custodial Agreement, the provisions of this Agreement shall control and be binding upon the Owner and the Servicer.

         On or prior to the Servicing Commencement Date, the Custodian shall have certified its receipt of the Mortgage Loan Documents that have been delivered to the Custodian pursuant to the Custodial Agreement, as evidenced by the Initial Certification of the Custodian in the form annexed to the Custodial Agreement. The Owner shall pay all fees and expenses of the Custodian including but not limited to, (i) any and all annual and warehousing fees, (ii) any and all termination fees in the event the Custodian is terminated by the Owner or the Servicer, and (iii) any and all fees due in connection with the deposit or retrieval of a Mortgage Loan document or documents.

         The Owner shall deliver and release to the Servicer any Mortgage Loan Documents which are in the Owner's possession and which are not required to be held by the Custodian as promptly as is reasonably possible after the Servicing Commencement Date.

         The Servicer shall forward to the Custodian original documents evidencing an assumption, modification, consolidation, or extension of any Mortgage Loan entered into in accordance with this Agreement or any related Servicing Agreement within one week of their execution, provided, however, that the Servicer shall provide the Custodian with a certified true copy of any such document submitted for recordation within one week of its execution, and shall provide the original of any document submitted for recordation or a copy of such document certified by the appropriate public recording office to be a true and complete copy of the original within sixty days of its submission for recordation.

         SECTION 2.2. POSSESSION OF MORTGAGE FILES.

         The ownership of each Mortgage Loan, including the Note, the Security Instrument, the related Mortgage Loan Documents and all rights, benefits, payments, proceeds and obligations arising therefrom or in connection therewith, is vested in the Owner, and the ownership of all records and documents with respect to such Mortgage Loan prepared by or which come into the possession of the Servicer shall immediately vest in the Owner and shall be retained and maintained, in trust, by the Servicer at the will of the Owner in a custodial capacity only. The Mortgage Loan Documents not delivered to the Owner or a Custodian are and shall be held in trust by the Servicer for the benefit of the Owner as the owner thereof and the Servicer's possession of the Mortgage Loan Documents so retained is at the will of the Owner for the sole purpose of servicing the related Mortgage Loan, and such retention and possession by the Servicer is in a custodial capacity only. The Mortgage Loan Documents with respect to each Mortgage Loan shall be segregated from the other books and records of the Servicer and shall be appropriately marked to clearly reflect the ownership of such Mortgage Loan by the Owner. The Servicer shall release its custody of any Mortgage Loan Documents only in accordance with written instructions from the Owner except where such release is required as incidental to the Servicer's servicing of the related Mortgage Loans or is in connection with a repurchase of any such Mortgage Loan pursuant to Section 3.03, or is otherwise contemplated by this Agreement.

         Any documents released to the Servicer in connection with the foreclosure or servicing of any of the Mortgage Loans shall be held by the Servicer in trust for the benefit of the Owner in accordance with this Section
2.2. The Servicer shall return to the Owner such documents when the Servicer's need therefor in connection with such foreclosure or servicing no longer exists, unless the Mortgage Loan shall be liquidated, in which case, upon receipt of an additional request for release of documents and receipt certifying such liquidation from the Servicer to the Owner, the Servicer's request and receipt submitted pursuant to the first sentence of this paragraph shall be released by the Owner to the Servicer.


                                   ARTICLE III


                         REPRESENTATIONS AND WARRANTIES

         SECTION 3.1. SERVICER REPRESENTATIONS AND WARRANTIES.

         The Servicer, in order to induce the consummation of the transactions contemplated hereby, represents and warrants to Owner and to its successors, Affiliates and assigns, as of the date of this Agreement, as of the date of any Servicing Agreement and, except as otherwise provided, throughout the term of this Agreement, that:

                  (a) The Servicer was duly formed and is validly existing and in good standing under the laws of the state of its formation and has the corporate power and authority to own its assets and to transact the business in which it is currently engaged. The Servicer is duly qualified to do business as a foreign corporation and is in good standing under the laws of each jurisdiction in which the character of the business transacted by it, in which the properties owned, leased, or serviced by it or in which the performance of its duties under this Agreement or any related Servicing Agreement requires such qualification (except where the failure so to qualify would not have a material adverse effect on the business, properties, assets, or condition  (financial  or  otherwise)  of the  Servicer  or Owner,  the
         Servicer's performance of its obligations hereunder and the enforceability of any Mortgage Loan).

                  (b) The Servicer has the power and authority to own its properties and conduct any and all business required or contemplated by this Agreement and any related Servicing Agreement and to perform the covenants and obligations to be performed by it under this Agreement and any related Servicing Agreement.

                  (c) The execution, delivery, and performance of this Agreement and any related Servicing Agreement (including all instruments of transfer to be delivered pursuant to this Agreement and any Servicing Agreement), and the performance of all transactions contemplated to be performed by it under this Agreement and any related Servicing Agreement, are within the corporate power of the Servicer and have been duly authorized by all necessary actions on the part of the Servicer. Neither the execution, delivery, and performance of this Agreement by the Servicer, nor the consummation by the Servicer of the transactions herein contemplated, nor compliance with the provisions hereof by the Servicer, will (i) conflict with or result in a breach of, or constitute a default under, any of the provisions of the charter or bylaws of the Servicer or any law, governmental rule, or regulation, or any judgment, decree, or order binding on the Servicer or any of its properties, or any of the provisions of any indenture, mortgage, deed of trust, contract, or other instrument to which it is a party or by which it or any of its properties is bound or (ii) result in the creation or imposition of any lien, charge, or encumbrance upon any of its properties pursuant to the terms of any such indenture, mortgage, deed of trust, contract, or other instrument.

                  (d) This Agreement and any related Servicing Agreement, when duly executed and delivered by the Owner, constitutes a legal, valid, and binding agreement of the Servicer, enforceable against it in accordance with its terms, subject, as to enforcement or remedies, to applicable bankruptcy, reorganization, insolvency, or other similar laws affecting creditors' rights generally from time to time in effect, and to general principles of equity.

                  (e) No consent, approval, order, or authorization of any other party or of any governmental authority, bureau, or agency or registration, qualification, or declaration with any such authority is required in connection with the execution, delivery, performance, validity or enforceability of this Agreement or any related Servicing Agreement.

                  (f) The Servicer is an approved servicer for Freddie Mac in good standing and such approval is still in full force and effect. No event has occurred that would make the Servicer unable to comply with Freddie Mac eligibility requirements, would require notification to Freddie Mac or that would result in a breach of the representation made in the preceding sentence. The Servicer has the facilities, procedures and experience necessary for the sound servicing of mortgage loans of the same type as the Mortgage Loans.

                  (g) The Servicer is not, and, with passage of time, does not expect to become, insolvent or bankrupt.

                  (h) At the date hereof, the Servicer does not believe, nor does it have any reason or cause to believe, that it will not be able to perform each and every covenant contained in this Agreement or any related Servicing Agreement or any of the transactions contemplated hereby or thereby.

                  (i) There is no litigation or administrative proceeding of or before any court, tribunal, or governmental body, pending or, to the Servicer's knowledge, threatened, against the Servicer or any of its properties, or with respect to this Agreement or any related Servicing Agreement, which if determined adversely to the Servicer, would adversely affect the validity or enforceability of this Agreement, any related Servicing Agreement or any transactions contemplated hereby or thereby, or the ability of the Servicer to service the Mortgage Loans hereunder in accordance with the terms hereof, or which would have a material adverse effect on the financial condition of the Servicer.

                  (j) The consummation of the transactions contemplated by this Agreement and any related Servicing Agreement is in the ordinary course of business of the Servicer.

                  (k) Neither this Agreement nor any written statement, report, or other document furnished or to be furnished pursuant to this Agreement contains any material untrue statement of fact with respect to Servicer.

                  (l) The Servicer is not in default under any agreement, contract, instrument, or indenture of any nature whatsoever to which the Servicer is a party or by which it is bound nor has any event occurred which with notice or lapse of time or both would constitute a default under any such agreement, contract, instrument, or indenture, except for any default that would not have a material adverse effect on the ability of the Servicer to perform its obligations under this Agreement or any related Servicing Agreement.

                  (m) The Servicer has delivered to the Owner financial statements as to its last three complete fiscal years and any later quarter ended more than 60 days prior to the closing date of this Agreement or any related Servicing Agreement. All such financial statements fairly present the results of operations and changes in financial position for each of such periods and the financial position at the end of each such period of the Servicer and its subsidiaries. All such financial statements are true, correct and complete as of their respective dates and have been prepared in accordance with generally accepted accounting principles consistently applied throughout the periods involved, except as set forth in the notes thereto.

         SECTION 3.2. OWNER REPRESENTATIONS AND WARRANTIES.

         The Owner, as a condition to the consummation of the transactions contemplated hereby, represents and warrants to the Servicer and to its successors, Affiliates, or assigns, as of the date of this Agreement that:

                  (a) The Owner was duly formed and is validly existing and in good standing under the laws of the state of its formation, and is duly qualified to do business and is in good standing under the laws of each jurisdiction that requires such qualification as a result of Owner's ownership of the Mortgage Loans or the performance of Owner's obligations to effect the transactions contemplated by this Agreement except where the failure to so qualify would not have a material adverse effect on the Owner's performance of its obligations under this Agreement.

                  (b) The Owner has the power and authority to own its properties and conduct any and all business required or contemplated by this Agreement and to perform the covenants and obligations to be performed by it under such Agreement.

                  (c) The execution and delivery of this Agreement have been duly authorized by all necessary actions on the part of the Owner; neither the execution and delivery of this Agreement by the Owner, nor the consummation by the Owner of the transactions herein contemplated, nor compliance with the provisions hereof by the Owner, will conflict with or result in a breach of, or constitute a default under, any of the provisions of the limited partnership agreement or partnership certificate of the Owner or any law, governmental rule or regulation, or any judgment, decree or order binding on the Owner or any of its properties, or any of the provisions of any indenture, mortgage, deed of trust, agreement or other instrument to which it is a party or by which it is bound

                  (d) This Agreement, when duly executed and delivered by the Owner, constitutes a legal, valid and binding agreement of the Owner, enforceable in accordance with its terms, subject, as to enforcement or remedies, to applicable bankruptcy, reorganization, insolvency or other similar laws affecting creditors' rights generally from time to time in effect, and to general principles of equity.

                  (e) There is no litigation pending or, to the Owner's knowledge, threatened that, if determined adversely to the Owner, would have a materially adverse effect on the validity or enforceability hereof.

                  (f) No consent, approval, order or authorization of any governmental authority, or registration, qualification or declaration with any such authority, other than such as have been obtained, is required for the performance by Owner of its obligations under this Agreement.

                  (g) This Agreement does not contain with respect to Owner any material untrue statement of fact.

         SECTION 3.3. BREACH OF  REPRESENTATION  OR WARRANTY.

         Upon breach of any material requirement or representation or warranty contained herein or in any related Servicing Agreement, the breaching party shall notify the other party in writing of the nature of the breach, the date on which the breach occurred or began, and the breaching party's plans, if any, for curing the breach.

         SECTION 3.4. COOPERATION.

                  (a) Upon reasonable request by the Servicer, Owner shall promptly furnish the Servicer with such documents prepared by the Servicer and satisfactory in form and substance to Owner as may be necessary or appropriate to enable the Servicer to liquidate, collect payments against and otherwise service and manage the Mortgage Loans and Mortgaged Premises in accordance with this Agreement.

                  (b) The parties acknowledge that Owner will retain title to, and ownership and exclusive control of, the Mortgage Loans and the proceeds relating thereto (except to the extent that the Servicer is entitled to any Protective Advances or Servicing Fees (including Ancillary Income) prior to disbursing any such proceeds to Owner, to the extent Servicer is so authorized pursuant to other terms and provisions in this Agreement) and that, except as set forth in the preceding parenthetical, the Servicer will not acquire any title to, security interest in, or other rights of any kind in or to such Mortgage Loans or proceeds.

                  (c) Each party agrees that it shall take all actions and provide such documents and instruments as are reasonably necessary to carry out the purposes of this Agreement and any related Servicing Agreement and as may be reasonably requested to better assure and confirm the respective rights and obligations of the parties under this Agreement and any related Servicing Agreement. It is understood and agreed that the foregoing provision shall not operate to preclude or inhibit either party from the full exercise of its rights under this Agreement or any related Servicing Agreement.

                  (d) The Servicer shall be responsible for responding promptly and accurately to all reasonable requests from Owner, the Borrower or other Persons for information relating to a Mortgage Loan or any Mortgaged Premises or to the Borrower that the Servicer is required or permitted to disclose to such Person, upon compliance by such Person of any conditions to the release of such information.

                  (e) The Servicer shall promptly prepare all reports or other information required to respond to any inquiry from or give any necessary instructions to provider of hazard or flood insurance, or other insurer or guarantor, taxing authority, tax servicer, homeowners association, or condominium association.

                  (f) At the request and at the expense of the Owner, the Servicer shall prepare and record or cause the preparation and recordation of any and all deeds, assignments of mortgage, and ancillary instruments relating to the conveyance of the Mortgaged Premises and the Mortgage Loans to Owner or its designee, and shall supervise the efforts of any third party in preparing and recording such deeds and assignments of mortgage and ancillary instruments.

                  (g) At the request and expense of Owner, the Servicer shall cooperate with Owner in facilitating any financing or securitization of the Mortgage Loans (including furnishing such reports and information with respect to the Mortgage Loans as Owner may reasonably request), and facilitating the transfer of servicing of the Mortgage Loans to such entity as Owner may designate in connection with a securitization of the Mortgage Loans.

                  (h) The Servicer and any director, officer, employee or agent of the Servicer may rely on any document of any kind which it in good faith reasonably believes to be genuine and to have been adopted or signed by the proper authorities respecting any mattters arising hereunder. Subject to the terms of Section 9.06 hereof, the Servicer shall have no obligation to appear with respect to, prosecute or defend any legal action which is not incidental to the Servicer's duty to service the Mortgage Loans in accordance with this Agreement.

                  (i) Except as set forth in Section 9.06 herein, neither the Servicer nor any of the directors, officers, employees or agents of the Servicer shall be under any liability to any Person for any action taken or for refraining from the taking of any action in good faith pursuant to this Agreement, or for errors in judgment; provided, however, that this provision shall not protect the Servicer or any such Person against any liability that would otherwise be imposed by reason of willful misfeasance, bad faith or negligence in its performance of its duties or by reason of reckless disregard for its obligations and duties under this Agreement. The Servicer and any directors, officer, employee or agent of the Servicer may rely in good faith on any document of any kind prima facie properly executed and submitted by any Person respecting any matters arising hereunder.


                                   ARTICLE IV

                               LOAN ADMINISTRATION

         SECTION 4.1. GENERAL.

         The Servicer agrees, as an independent contractor, to service the Mortgage Loans and each Mortgaged Premises in accordance with the requirements set forth herein and, to the extent not inconsistent therewith, in accordance with Accepted Servicing Practices and generally in accordance with Fannie Mae guidelines. The Servicer also shall maintain at all times an adequate system of audit and internal controls, adequate facilities and an experienced staff to carry out its obligations.

         SECTION 4.2. SERVICING COMMENCEMENT DATE.

         The Servicer shall commence administering the Mortgage Loans pursuant to the terms and conditions of this Agreement on the Servicing Commencement Date.

                  (a) Owner shall instruct the Current Servicer of any Mortgage Loans to transfer to the Servicer on or prior to the related Servicing Commencement Date the Servicer Mortgage Loan Files and/or servicing records necessary to provide current data with respect to each of such Mortgage Loans. In the event that not all of the related Servicer Mortgage Loan Files and/or necessary servicing records are transferred on the Servicing Commencement Date, the Owner and Servicer shall use reasonable efforts to cause the Current Servicer to transfer to the Servicer any Servicer Mortgage Loan Files and/or servicing records necessary to provide current data with respect to each Mortgage Loan and each Mortgaged Premises listed on the Mortgage Loan Schedule that are not transferred to the Servicer on the Servicing Commencement Date. The Servicer shall transfer and convert the Servicer Mortgage Loan Files to the Servicer's system as soon as reasonably possible from the date of receipt by the Servicer of the Servicer Mortgage Loan Files and such other documents as are reasonably necessary to service the Mortgage Loans and Mortgaged Premises from the Current Servicer.

                  (b)  In  the  event  Servicer  determines  that  the  Servicer
         Mortgage Loan File for a Mortgage Loan or any Mortgaged Premises does not contain all of the Mortgage Loan Documents or other documents reasonably necessary to service the Mortgage Loan or Mortgaged Premises, the Servicer shall notify Owner in writing promptly, but in no event later than thirty (30) days after the date on which Servicer had actual knowledge of such determination of all such missing necessary documents. For the purposes of the immediately preceding sentence and Section 7.4, the phrase "actual knowledge" shall mean that the Servicer shall only be responsible for examining the "four corners" of the Servicer Mortgage Loan File presented to the Servicer by the Owner or the Current Servicer (as the case may be) and verifying that each such Servicer Mortgage Loan File contains the Mortgage Loan Documents specified in writing or that are customary for the type of Mortgage Loan involved (e.g., a promissory note, deed of trust or mortgage, mortgagee's title policy, and appropriate assignments of the deed of trust or mortgage); the Servicer shall have no responsibility for determining whether there are particular missing documents if the documents (or any writing specifying such documents) presented to Servicer do not disclose the existence of such missing document (e.g., a loan modification not included in the file delivered to the Servicer by the Owner and not referenced in any of the Mortgage Loan Documents in the file). Following such determination, the Servicer shall determine in accordance with Accepted Servicing Practices what additional documents and information should be obtained for the related Servicer Mortgage Loan File and shall use reasonable efforts to obtain such documents and information as soon as reasonably practicable.

                  (c) All  documents  provided to the Servicer  pursuant to this
         Section 4.2 shall be held in trust by the Servicer on behalf of the Owner pursuant to the terms of Sections 2.2 and 4.4.

                  (d) Owner agrees to cooperate fully with the Servicer with respect to all reasonable requests made by the Servicer in connection with the transfer of servicing pursuant to this Section 4.2.

         SECTION 4.3. DUTIES SERVICER MAY DELEGATE.

         As set forth below, the Servicer is permitted to delegate certain servicing responsibilities. No other duties may be delegated without the written consent of the Owner. The Servicer may retain or subcontract with:

                  (a) Real estate brokers or listing agents to perform customary services in connection with the disposition of Mortgaged Premises;

                  (b) Title insurance companies, escrow companies and trust companies to issue or provide reports reflecting the condition of title to any Mortgaged Premises and services incidental to the foreclosure or acquisition in lieu of foreclosure of any Mortgaged Premises, or the sale or disposition of Mortgaged Premises acquired by the Servicer;

                  (c) Attorneys licensed to practice in the state where the Mortgaged Premises or Borrowers are located to perform customary legal services in connection with the foreclosure or acquisition of Mortgaged Premises or the sale or disposition of Mortgaged Premises acquired by the Servicer at or in lieu of foreclosure, or for the collection of delinquent sums owed on any Mortgage Loan;

                  (d) Professional property inspection companies to conduct routine inspections of, and provide written inspection reports on, Mortgaged Premises as required herein;

                  (e) Title companies, escrow companies, real estate tax service companies and similar companies to provide periodic reports as to the amount of real estate taxes due on any Mortgaged Premises and the due date or dates of each required installment and to record Mortgage Loan Documents;

                  (f) Credit bureaus or credit reporting companies to provide routine credit reports on Borrowers or persons who have applied to assume Mortgage Loans; and

                  (g)  Construction  companies,   contractors  and  laborers  to
         provide labor, materials and supplies necessary to protect, preserve and repair Mortgaged Premises as required herein.

         The Servicer shall use reasonable efforts to assure that each Person retained to provide any of the foregoing services is fully licensed and holds all required governmental franchises, certificates and permits necessary to conduct the business in which he is engaged and that such Person is reasonably reputable, knowledgeable, skilled and experienced and has the necessary personnel, facilities and equipment required to provide the services for which he is retained. Any such Person shall be retained solely for the Servicer's account and at the Servicer's sole expense (subject to any right of reimbursement provided in this Agreement and shall not be deemed to be an agent or representative of the Owner or its successors or assigns. The Servicer shall remain liable to the Owner, its successors and assigns for the performance of the Servicer's duties and obligations under this Agreement, notwithstanding the delegation of any servicing function pursuant to this Section 4.3.

         SECTION 4.4. SERVICER MORTGAGE LOAN FILES.

         The Servicer shall maintain a Servicer Mortgage Loan File for each Mortgage Loan, each of which is to be clearly marked with the Loan Number and to be clearly marked to reflect the ownership by the Owner of the related Mortgage Loan. Such Servicer Mortgage Loan Files shall conform to and will be maintained in accordance with all applicable Requirements and Accepted Servicing Practices.

                  (a)  The  Servicer   Mortgage  Loan  File  shall  contain  the
         following, to the extent received by the Servicer upon the Servicer's request from the Custodian for photocopies of each:

                           (i)   Note.   The  Note   bearing   all   intervening
                  endorsements, endorsed in blank, without recourse;

                           (ii) Security  Instrument.  The Security  Instrument,
                  with evidence of recording thereon;

                           (iii) Assumptions and Modifications.  All assumption,
                  modification, consolidation or extension agreements, with evidence of recording thereon;

                           (iv) Insurance. Evidence of insurance, as required by
                  Section 4.12 hereof;

                           (v)  Assignments.   An  Assignment  of  the  Security
                  Instrument, executed in blank, and all intervening Assignments with evidence of recording thereon; and

                           (vi) Title Policy. A policy of title insurance including riders and endorsements thereto, or the commitment or interim binder or preliminary report of the title issued.

         Notwithstanding   any  provisions  herein  to  the  contrary,   blanket
assignments may be kept by the Servicer in a separate blanket file and need not be included in each Servicer Mortgage Loan File.

                  (b) The Servicer Mortgage Loan File shall also contain the following, to the extent received by the Servicer:

                           (i) The Appraisal Report made at the time the Mortgage Loan was originated;

                           (ii) The  settlement  statement  for the purchase and
                  financing or refinancing of the Mortgaged Premises under the Note and Security Instrument;

                           (iii) The originals of any tax service contract;

                           (iv) Approval by the Owner of any  modifications  and
                  documentation of such modifications to the original Mortgage Loan Documents, and approval by the Owner of all other actions taken by the Servicer hereunder that require the approval of Owner;

                           (v) Documentation,  including appropriate approval by
                  the  Owner,   relating  to  any  releases  of  any  collateral
                  supporting the Mortgage Loan;

                           (vi)  Collection  letters or form notices sent to the
                  Borrower,   but  only  if  the  Servicer   does  not  maintain
                  collection files;

                           (vii)    Foreclosure    correspondence    and   legal
                  notifications, if applicable;

                           (viii)   Water   and    irrigation    company   stock
                  certificates, if applicable;

                           (ix)  The  loan  application,   any  credit  reports,
                  verification of employment, verification of any deposit, and tax returns;

                           (x) The  originals  of all RESPA and Truth in Lending
                  Act disclosure statements executed by the Borrower; and

                           (xi)  All   other   Mortgage   Documents   which  are
                  customarily maintained in a Mortgage Loan file in order to properly service a Mortgage Loan.

         The Servicer will promptly deliver to the Custodian any other Mortgage Loan Document to be included in the Custodial Mortgage Loan File that comes into the Servicer's possession.

         The Servicer acknowledges that the Servicer will hold all Servicer Mortgage Loan Files in accordance with Accepted Servicing Practices and as bailee and agent for the Owner, its successors and assigns.

         SECTION 4.5. RELEASE OF CUSTODIAL MORTGAGE LOAN FILES.

         From time to time as is appropriate for the servicing or foreclosure of a Mortgage Loan or the acquisition of Mortgaged Premises in lieu of foreclosure or for the making of any claim against or collection under any Flood Insurance Policy, Special or Standard Hazard Insurance Policy, the Servicer Fidelity Bond, the Servicer Errors and Omissions Policy, or for purposes of effecting a partial release of any Mortgaged Premises from the lien of the Security Instrument or for making any corrections to the Note or the Security Instrument or other documents constituting the Custodial Mortgage Loan File, the Servicer shall deliver to the Custodian, (i) an Officer's Certificate of the Servicer certifying as to the reason for such release and that such release will not invalidate the insurance coverage provided in respect to the Mortgage Loan under any of the foregoing insurance policies, and (ii) a "Receipt" in the form of Exhibit B executed by an officer of the Servicer or by a Servicing Officer, designating the Custodial Mortgage Loan File, or the part thereof requested, to be released to the Servicer.

         Upon receipt of the foregoing, the Custodian will deliver to the Servicer the Custodial Mortgage Loan File or documents so requested. The Servicer shall cause the Custodial Mortgage Loan File or documents so released to be returned to the Custodian when the need therefor by the Servicer no longer exists, unless the Mortgage Loan is liquidated and the proceeds thereof are deposited in a P & I Account. Upon receipt of an Officer's Certificate of the Servicer stating that such Mortgage Loan was liquidated and the Mortgage Loan
Proceeds were deposited in a P & I Account, the servicing receipt shall be released by the Custodian to the Servicer.

         The Servicer shall retain possession of any Custodial Mortgage Loan File or documents therein which have been released to the Servicer by the Custodian at all times unless (i) the Mortgage Loan has been liquidated and the Insurance Proceeds or Liquidation Proceeds relating to the Mortgage Loan have been deposited in a P & I Account, (ii) the Custodial Mortgage Loan File or documents have been delivered to an attorney or to a public trustee or other public official as required by law or is desirable for purposes of initiating pursuing or evaluating possible legal action or other proceedings for the foreclosure of the Mortgage Premises and the Servicer has delivered to the Custodian a certificate of a Servicing Officer certifying as to the name and address of the Person to which the Custodial Mortgage Loan File or documents were delivered and the purpose or purposes of such delivery or (iii) the Servicer's need therefor no longer exists and the Servicer returns the Custodial Mortgage Loan File to the Custodian pursuant to the previous paragraph.

         SECTION 4.6. DOCUMENTS, RECORDS, AND FUNDS IN POSSESSION OF SERVICER TO
                      BE HELD FOR OWNER.

         The Servicer shall transmit to the Custodian the documents and instruments required to be delivered under Section 2.1 hereof coming into the possession of the Servicer from time to time and shall account fully to the Owner for all funds received by the Servicer as Liquidation Proceeds or Insurance Proceeds in respect of any Mortgage Loan. All Custodial Mortgage Loan Files, Servicer Mortgage Loan Files and funds collected or held by, or under the control of, the Servicer in respect of any Mortgage Loans, whether from the collection of principal and interest payments or from Liquidation Proceeds or Insurance Proceeds, shall be held by the Servicer for and on behalf of the Owner and shall be and remain the sole and exclusive property of the Owner. The Servicer also agrees that it shall not create, incur or subject any Servicer Mortgage Loan File, Custodial Mortgage Loan File or funds that are deposited in any P & I Account or Custodial T & I Account, or any funds that otherwise are or may become due or payable to the Owner, to any claim, lien, security interest, judgment, levy, writ of attachment or other encumbrance, nor assert by legal action or otherwise any claim or right of set-off against any Servicer Mortgage Loan File or Custodial Mortgage Loan File or any funds collected on, or in connection with, a Mortgage Loan, except that the Servicer shall be entitled to set-off against and deduct from any such funds any amounts that are properly due and payable to the Servicer under this Agreement.

         SECTION 4.7. MICROFILMED RECORDS.

         The  Servicer  may  duplicate  the  Servicer   Mortgage  Loan  File  on
microfilm, microfiche or magnetic media but may not destroy hard copies of the documents required to be maintained in the Servicer Mortgage Loan File.

         SECTION 4.8. ENFORCEMENT OF DUE-ON-SALE CLAUSE; ASSUMPTION.

         In all circumstances of unapproved transfers initiated by a Borrower under a Mortgage Loan that is not [more than 30 days] Delinquent, the Servicer is required to notify the Owner (which notice may be contained in the Servicer's monthly reports pursuant to Article VII) of such transfer and obtain written approval before initiating enforcement proceedings with respect to such Mortgage Loan. The Servicer will enforce the Due-on-Sale Clause on any such non-Delinquent Mortgage Loan to the extent permitted by applicable law upon the transfer of title to the Mortgaged Premises only with the prior written consent of the Owner.

         Notwithstanding the preceding paragraph, the Servicer may also in its discretion waive the Due-On-Sale Clause on any Mortgage Loan and permit the Assumption of such Mortgage Loan, provided that in processing any such Assumption, the Servicer shall verify that:

                  (a) No material term of the Note (including, but not limited to, the Note Rate and the remaining term to maturity) is to be changed in connection with such Assumption;

                  (b) For conventional loans, based on a credit review performed by the Servicer, the new Borrower is a prudent credit risk in the opinion of the Servicer. The standards applied to such credit review may be more liberal than those applied to newly-originated loans for the Servicer's own account, to reflect the severity of loss on the Mortgage Loan in the event the assumption is denied and foreclosure results;

                  (c) For government insured or guaranteed loans, any credit review required by an applicable regulation has been performed by the Servicer.

                  (d) All documents relating to the Assumption are valid and binding on the new Borrower; and

                  (e) The Mortgage Loan will continue to be a valid first priority security interest upon the Mortgaged Premises.

         Upon such verification and the execution by the new Borrower of an Assumption agreement obligating the new Borrower to all of the terms of the related Note and Security Instrument, the Servicer may approve such Assumption and release the Previous Borrower from liability. The Servicer shall notify the Owner of the completion of any approved Assumption (which notice may be contained in Servicer's monthly reports pursuant to Article VII). The Servicer shall provide to the Custodian the original assumption agreement.

         Subject to the terms of the Note and Security Instrument, and applicable law or regulation, the Servicer may charge a reasonable and customary assumption fee, and the Servicer may retain such fee as additional servicing compensation.

         SECTION 4.9. PARTIAL RELEASE, EASEMENT AND EMINENT DOMAIN.

         The Servicer shall take the following actions prior to permitting a release:

                  (a) For any Partial Release or with respect to Eminent Domain, obtain an acceptable Appraisal Report or broker's price opinion showing the current market value of the property before and after the release;

                  (b) Ensure that the cash consideration received at least equals the current market value of property to be released;

                  (c) Ensure that cash received is applied to the Unpaid Principal Balance of the Mortgage loan;

                  (d) Prepare all legal documents for the transaction;

                  (e) Ensure that the remaining Mortgaged Premises adequately secure the Unpaid Principal Balance and accrued interest of the Mortgage Loan; and

                  (f) With respect to an easement, deliver an Officer's Certificate to the Owner certifying that the creation of such easement will not materially and adversely affect the marketability of title to the Mortgaged Premises.

         The Servicer shall notify immediately the Owner of any taking by eminent domain of all or a part of any Mortgaged Premises.

         SECTION 4.10. INSURANCE.

         The Servicer shall verify that each Mortgage Loan (and Mortgaged Premises) is covered by Hazard Insurance and, if applicable, Flood Insurance, Condominium or PUD Insurance in accordance with this Agreement.

         The Servicer shall prepare and present on behalf of the Owner all claims under the Insurance Policies and take such actions (including the negotiation, settlement, compromise or enforcement of the insured's claim) as shall be reasonably necessary to realize recovery under such bonds and policies. Any proceeds disbursed to the Servicer in respect of such policies or bonds shall be promptly deposited in the P & I Account upon receipt or, if required to be applied to the restoration or repair of the related Mortgaged Premises, in the Custodial T & I Account upon receipt. The Servicer shall also prepare and present on behalf of the Owner all claims under each applicable Insurance
Policy, and take such other actions (including the negotiation, settlement, compromise and enforcement of the insured's claim) as is necessary to realize recovery under such policies and deposit all claim proceeds in the appropriate Custodial T & I Account or P & I Account.

         If the Insurance Proceeds paid in respect of any Mortgage Loan reduce the Unpaid Principal Balance of the Mortgage Loan to zero, then, to the extent not required to apply to restoration of the related Mortgage Premises, the Servicer shall treat the application of such proceeds as a Liquidation.

         SECTION 4.11. EVIDENCE OF INSURANCE.

         The Servicer shall maintain the following documentation with respect to insurance coverage on each Mortgage Loan (and REO):

                  (a) For one- to four-unit dwellings, an original of the Hazard Insurance Policy, if applicable, and any related endorsements;

                  (b) A copy of the Title Insurance Policy and any related endorsements (or an Attorney's Title Opinion), to the extent such insurance is evidenced in the Servicer Mortgage Loan File;

                  (c) An original of any Flood Insurance Policy, if Flood Insurance is required herein, and any related endorsements; and

                  (d) A copy of the Condominium Insurance Policy or PUD Insurance Policy, if applicable.

         A certificate of insurance is acceptable in lieu of the above if it contains the following information:

                  (a) Named insured and Mortgagee or, for PUD or Condominium Units, named insured association, unit owner and unit owner Mortgagee;

                  (b) Address of Mortgaged Premises;

                  (c) Type, amount and effective dates of coverage;

                  (d) Deductible amount;

                  (e) Any endorsement or optional coverage obtained and made part of the original policy;

                  (f) Insurer's agreement to provide at least ten days' prior written notice to the Servicer and Borrower (or applicable unit owner Mortgagee if for a PUD or Condominium Unit) before any reduction in coverage or cancellation of the policy; and

                  (g) Signature of an authorized representative of the Insurer, if required by applicable law.

         SECTION 4.12. INSURANCE NOTICES.

         The Servicer shall arrange for all insurance drafts, notices, policies, invoices, etc. to be delivered directly to the Servicer. Subject to Section 6, if the Servicer discovers that the Borrower does not have adequate insurance coverage, the Servicer shall obtain and maintain at its own expense (subject to any right of reimbursement provided in Section 6) the required insurance coverage on the Mortgaged Premises.

         SECTION 4.13. DEFAULT BY INSURER.

         If the Servicer knows or has reasonable cause to suspect that an Insurer under any applicable Insurance Policy will, for any reason, be unable to pay a valid claim, the Servicer promptly shall notify the Owner and shall find a substitute insurer approved by the Owner. In any case, the Servicer shall not be liable in any way for the financial inability of any insurer under any Insurance Policy to pay a valid claim.

         SECTION 4.14. HAZARD INSURANCE.

         Subject to Section 6, the Servicer shall ensure that each Mortgaged Premises (and REO) is covered at all times by Hazard Insurance in an amount at least equal to the lesser of (a) the Unpaid Principal Balance of the Mortgage Loan, plus accrued interest and the aggregate of all Protective Advances, or (b) 100% of the replacement value of the improvements on the Mortgaged Premises, in each case in an amount not less than such amount as is necessary to prevent the mortgagor and/or the mortgagee from becoming a co-insurer or loss payee.

         If Hazard  Insurance is not available  for any Mortgaged  Premises (and
REO) because it consists of a dwelling unit in a Condominium Project or PUD, the Servicer shall make reasonable efforts to assure that such insurance coverage is obtained by the homeowners' or condominium association for such unit and for all common elements and common facilities as a common expense under "master" or "blanket"' policies as required under Fannie Mae guidelines, and the Servicer shall verify with the association not less frequently than annually that each such insurance coverage remains in effect. In respect of Mortgaged Premises located within a Condominium Project or PUD, the Servicer shall make reasonable efforts to assure that comprehensive public liability policies, flood insurance policies and fidelity coverage for the condominium association or homeowners' association such as is required by Fannie Mae guidelines is in full force and effect at all times.

         Each Mortgaged Premises (and REO) shall be protected against loss or damage from fire and other perils covered within the scope of standard extended coverage. All Hazard Insurance Policies shall be underwritten by a hazard insurance carrier that has a current rating that is acceptable under Fannie Mae Guidelines. In addition, the insurance carrier shall be licensed in accordance with Fannie Mae Guidelines.

         Each Hazard Insurance Policy shall contain or have attached a standard mortgagee clause in the form customarily used by private institutional mortgage loan investors. Such clause shall provide that the insurer will notify the named Mortgagee at least ten days before any reduction in coverage or cancellation of the policy. All mortgagee clauses shall be properly endorsed, necessary notices of transfer shall be given and any other action shall be taken that is necessary in order to protect the interests of the Owner, its successors and assigns. The standard mortgagee clause should read as follows:
"Insuring Fairbanks Capital Corp., its successors and/or assigns."

         SECTION 4.15. HAZARD INSURANCE LOSS SETTLEMENT.

         Except as otherwise provided herein, the Servicer shall follow Fannie Mae Guidelines in handling any insurance loss settlements.

         SECTION 4.16. UNINSURED HAZARD LOSS.

         Subject to Section 6.6(i), the Servicer shall take the following actions promptly in the event of loss or damage to the Mortgaged Premises caused by an earthquake, flood, tornado or other natural disaster not covered by an Insurance Policy on the Mortgaged Premises (or REO, as applicable):

                  (a) Determine the extent of the losses or damages;

                  (b) Secure any abandoned Mortgaged Premises from vandalism or the elements;

                  (c) Communicate with and counsel the Borrower on any disaster relief programs or other assistance which is available; and

                  (d) Recommend appropriate action to protect the interests of the Owner.

         SECTION 4.17. FLOOD INSURANCE.

         The Servicer shall ensure that Flood Insurance is maintained on Mortgaged Premises (and REO) that are identified in the Federal Register by the Federal Emergency Management Agency as having special flood hazards (and the flood insurance described below has been made available). Any such Flood Insurance shall meet the current guidelines of the Federal Insurance Administration and shall be with a generally acceptable insurance carrier.

         The amount of the Flood Insurance Policy shall equal not less than the least of (i) the lesser of (a) the Unpaid Principal Balance of the Mortgage Loan, plus accrued interest and the aggregate of all Protective Advances, and
(b) the full insurable value of the Mortgaged Premises, but in each case not less than such amount as is necessary to prevent the mortgagor and/or the mortgagee from becoming a co-insurer or loss payee, and (ii) the maximum amount of insurance which was available under the Flood Disaster Protection Act of 1973.

         SECTION 4.18. CONDOMINIUM AND PUD INSURANCE COVERAGE REQUIREMENTS.

         A Condominium Insurance Policy or PUD Insurance Policy shall be in effect with respect to each Condominium Project or PUD in which a Mortgaged Premises (or REO) is located. The minimum requirements are fire and extended coverage and all other coverage in the types and amounts customarily required by private institutional mortgage loan investors for projects similar in construction, location and use. Coverage shall be on a replacement cost basis for at least 100% of the insurable value based on replacement cost. In the event that a Condominium Insurance Policy or PUD Insurance Policy is not maintained, the Servicer shall notify the Owner (which notice may be contained in the Servicer's monthly reports pursuant to Article VII) but shall not be required to force-place a policy for the Condominium Project or PUD, except that the Servicer shall obtain insurance with respect to the particular Condominium or PUD Unit.

         SECTION 4.19. SPECIAL FLOOD HAZARD INSURANCE FOR CONDOMINIUM OR PUD.

         If the Condominium Project or PUD is in an area defined by the Secretary of HUD as having special flood hazards, a blanket policy of flood insurance shall be maintained on the Condominium Project or the PUD in the amount of the maximum limit of coverage available under the National Flood Insurance Program, as amended, whichever is less. In the event that such a blanket policy of flood insurance is not maintained, the Servicer shall notify the Owner (which notice may be contained in the Servicer's monthly reports pursuant to Article VII) but shall not be required to force-place a policy for the Condominium Project or PUD, except that the Servicer shall obtain insurance with respect to the particular Condominium or PUD Unit if commercially practicable.

         SECTION 4.20. NAME OF INSURED.

         The name of the insured stated under each required policy shall be similar in form and substance to the following:

                  "Association of Owners of the [Name of Condominium Project or PUD] for use and benefit of the individual Condominium or PUD Unit owners" (designated by name, if required).

         SECTION 4.21. MORTGAGEE CLAUSE.

         Each Condominium Insurance Policy or PUD Insurance Policy shall contain the standard mortgagee clause endorsed to provide that any disbursements will be paid to the condominium or PUD homeowners' association for the use and benefit of Mortgagees as their interest may appear, or otherwise endorsed to fully protect the interest of the Owner.

         SECTION 4.22. TITLE INSURANCE.

         The Servicer shall not knowingly take any action as to each Mortgage Loan, other than a Mortgage Loan for which an Attorney's Title Opinion was delivered in lieu of a Title Insurance Policy, that would jeopardize the coverage of a Title Insurance Policy. The Servicer shall make reasonable efforts perform and comply with all requirements and conditions of each Title Insurance Policy for each Mortgage Loan that are to be performed or observed by the "Insured" or obligee thereunder as a condition to maintaining and keeping it in force, or making a claim under, the Title Insurance Policy. Upon receipt of any proceeds from a Title Insurance Policy, Servicer shall deposit such proceeds in the P & I Account.

         SECTION 4.23. TAX AND INSURANCE RESERVES.

         All Tax and Insurance Reserves shall be established and maintained in accordance with the Mortgage Loan Documents, Fannie Mae Guidelines and applicable federal and state laws for Mortgage Loans. The Servicer will keep records of Escrow funds collected from the Borrower for the payment of real estate taxes, ground rents, Hazard Insurance and, if applicable, Flood Insurance premiums, assessments and other charges credited to the Tax and Insurance Reserve and deposited into the Custodial T & I Account. The Servicer shall establish a Tax and Insurance Reserve for each Mortgage Loan and collect 1/12 of the yearly charge for Escrow with each Monthly Payment. The Servicer is solely responsible for the administration of the Borrower's Tax and Insurance Reserve. Insurance premiums that are not Escrow items which are collected and disbursed for payment, such as life, major medical, disability or other assessments, which are not required as part of the Borrower's monthly installments, shall not be recorded in the Borrower's Tax and Insurance Reserve. The Servicer shall follow Fannie Mae Guidelines and federal and state requirements in connection with Escrow items, insurance premiums other than Escrow items, and in connection with the analysis of the Borrower's Tax and Insurance Reserve and any reports to the Borrower related thereto.

         The Servicer shall comply with all requirements concerning the handling of Escrow Accounts contained in Section 941 of the National Affordable Housing Act and all regulations promulgated thereunder and all other applicable law.

         SECTION 4.24. DELINQUENCIES.

         The Servicer shall be responsible, continuously from the Servicing Commencement Date until the date each Mortgage Loan ceases to be subject to this Agreement and the related Servicing Agreement, for using measures consistent with the Accepted Servicing Practices (including the Servicing Policies and Procedures attached hereto as Schedule I) to attempt to collect delinquent payments on each Mortgage Loan and to otherwise resolve each Mortgage Loan.

         The Servicer's collection staff shall be sufficiently skilled in financial counseling and mortgage servicing techniques to assist Borrowers in bringing their Mortgage Loans current and protecting their equity and credit rating, while also protecting the Owner's interests.

         The Servicer should treat each Delinquency individually. Discussions with the Borrower shall cover the cause of the Delinquency and the time frame in which the Delinquency will be cured. The Servicer shall use in its reasonable discretion notices, letters, telegrams, telephone calls, face-to-face contact and other responsible collection techniques employed by prudent mortgage loan servicers. The Servicer is required to maintain all collection records. The Servicer shall vary its collection techniques to fit individual circumstances, avoiding a fixed collection pattern which may be ineffective in dealing with chronically delinquent Borrowers.

         SECTION 4.25. PROPERTY INSPECTION.

         The Servicer is required to inspect the Mortgaged Premises by the 60th day of Delinquency if no satisfactory arrangements have been made to cure the Delinquency. The inspection should determine the physical condition and the occupancy status of the Mortgaged Premises. The Servicer is required to continue to inspect the property monthly after the 60th day of this Delinquency until the Delinquency is cured but only if foreclosure has commenced or the Mortgaged Premises are vacant. The results of any inspection should be used in determining whether a recommendation for foreclosure or deed-in-lieu of foreclosure is necessary. All required property inspections are at the Servicer's expense (subject to reimbursement pursuant to this Agreement. The Servicer may not charge its inspection expenses against any Escrow or Tax and Insurance Reserve.

         SECTION 4.26. NOTIFICATION MATTERS.

         For any Mortgage Loan that is more than sixty days delinquent, the Servicer shall notify the Owner promptly (which notice may be contained in the Servicer's monthly reports pursuant to Article VII) after discovering any of the following:

                  (a) Sale or transfer of the Mortgaged Premises not approved by the Servicer pursuant to this Agreement;

                  (b) Litigation involving the Mortgaged Premises;

                  (c) Default under the terms of the Security Instrument, Note, Condominium Project or PUD constituent documents or similar obligations of the Borrower;

                  (d) Any other situation that may adversely affect the Mortgage Loan in any material respect known to Servicer; or

                  (e) The Servicer knows, or has reason to know, that the related Mortgaged Premises are contaminated with toxic wastes, have other significant environmental risks or are infested with insects, rodents or other pests.

         The Servicer shall maintain accurate records of the aforementioned items.

         SECTION 4.27. ABANDONMENT.

         Subject to Sections 6.6, if the Servicer determines that the Mortgaged Premises have been abandoned, the Servicer shall use reasonable efforts to protect the Mortgaged Premises from waste, damage and vandalism.

         SECTION 4.28. PLANS FOR CURING DELINQUENCIES.

         The Servicer shall have reasonable discretion to extend appropriate relief to Borrowers who encounter hardship and who are cooperative and demonstrate proper regard for their obligations. [The Servicer shall be readily available to Borrowers to offer skilled financial counsel and advice and shall make personal contact with delinquent Borrowers as often as possible to achieve a solution that will bring the Mortgage Loan current as soon as possible.] The Servicer shall be fully familiar with the form of relief to Borrowers provided for herein and will employ such relief. However, no such relief shall be granted to any Borrower under a Mortgage Loan unless there is a reasonable expectation that the Borrower will bring the Mortgage Loan current within one year following the establishment of the plan and is willing and able to maintain the Mortgage Loan current following such relief.

         Prior to granting relief as herein provided, the Servicer shall inspect the Mortgaged Premises and ascertain that the reasons for the default and the attitude and circumstances of the Borrower justify the relief to be granted. The Servicer is responsible for collection from the Borrower of any recording or similar costs incidental to the granting of relief.

         Where relief is appropriate, the Servicer shall arrange with the Borrower a "Liquidating Plan" giving the Borrower a definite period in which to reinstate the Mortgage Loan by immediately commencing payments in excess of the regular Monthly Payments. To the extent that the priority of the lien represented by the Mortgage Loan remains in effect and is not adversely affected, the Servicer may enter into a Liquidating Plan that provides that the total Delinquency will be repaid (commencing immediately) within the shortest period practicable. With respect to each Mortgage Loan, the Liquidating Plan shall provide that the Delinquency will be cured within one year from the establishment of the Liquidating Plan. The Servicer shall use its best efforts to have any Liquidating Plan set forth in writing and executed by the Borrower and by the Servicer in the form of a letter agreement if the earliest unpaid installment is more than 91 days past due.

         SECTION 4.29. LOAN MODIFICATIONS.

         In certain circumstances, the Servicer may deem it prudent to modify the payment terms of a Mortgage Loan ("Modification"), to effect a sale of the Mortgage Premises for less than the Unpaid Principal Balance of the related
Mortgage Loans (a "Short Sale") or to permit the Borrower to pay off the Mortgage Loan at less that its Unpaid Principal Balance (a "Discounted Payoff"). All modifications, Short Sales and Discounted Payoffs shall require the prior written consent of the Owner. The Servicer shall not allow a Modification unless the Modification is properly documented and the priority of the related mortgage and the enforceability of the Note are not affected by the Modification.

         SECTION 4.30. ADVANCE RESPONSIBILITY DURING DELINQUENCY.

         In the event of a Delinquency, the Servicer agrees to make Protective Advances from its own funds for such Mortgage Loan and receive reimbursement therefore in accordance with and subject to Section 6.6.

         SECTION 4.31. BANKRUPTCIES.

         If the Servicer has actual knowledge that a Borrower is the subject of a proceeding under the bankruptcy code or any other similar law, has made an assignment for the benefit of creditors, or has had a receiver or custodian appointed for its property, the Servicer will retain an attorney to pursue claims to payment on the Mortgage Loan and foreclosure on the Mortgaged Premises. If the Mortgaged Premises is acquired in an insolvency proceeding, it shall be acquired in the name of Owner or its designee. The Servicer will be responsible for representing the Owner's interest in any bankruptcy proceedings relating to the Borrower. The costs of protecting the Owner's interest shall be paid in accordance with Section 6.6. If the Borrower, a creditor or a bankruptcy trustee should propose to reduce the Unpaid Principal Balance of the Note, reduce the Note Rate, "bifurcate" the debt into secured and unsecured portions or otherwise modify a Borrower's obligations under a Mortgage Loan, the Servicer shall challenge any such modification on a timely basis as appropriate.

         SECTION 4.32. APPROVAL OF CERTAIN FORECLOSURES.

         Prior to the commencement of any action to foreclose on a Mortgage Loan (other than in accordance with the procedures set forth on Schedule I hereto), the Servicer shall promptly notify in writing the Owner of the Servicer's recommendation as to whether foreclosure should be commenced. The Servicer may initiate such foreclosure s only after the prior written approval of the Owner is obtained.

         SECTION 4.33. DEED-IN-LIEU OF FORECLOSURE.

         The Servicer may accept a deed-in-lieu of foreclosure, with the approval of the Owner, provided that:

                  (a) Marketable title, as evidenced by a Title Insurance Policy, can be conveyed to and acquired by the Owner or its designee; and

                  (b) The Servicer has obtained from the Borrower a written acknowledgment that the deed is being accepted as an accommodation to the Borrower and on the condition that the Mortgaged Premises will be transferred to the Owner that owns such Mortgage Loan free and clear of all claims, liens, encumbrances, attachments, reservations or restrictions except for those to which the Mortgaged Premises were subject at the time the Mortgaged Premises became subject to the lien of the Security Instrument.

         Upon acquisition of the Mortgaged Premises, the Servicer shall promptly notify the Owner in writing indicating the details of the transaction and reasons for the conveyance. Title shall be conveyed directly from the Borrower to the Owner, or to such other Person designated by the Owner.

         SECTION 4.34. ACTIONS PRIOR TO FORECLOSURE.

         The Servicer shall initiate or cause to be initiated the foreclosure actions as are authorized by law and consistent with the practices in the locality where the Mortgaged Premises are located. If the Mortgaged Premises have been abandoned or vacated by the Borrower and the Borrower has evidenced no intention of honoring his obligations under the Mortgage Loan, the foreclosure shall be expedited to the extent permitted by law. The Servicer shall not take any action to foreclose, or accept a deed in lieu of foreclosure, with respect to any Mortgage Loan that the Servicer knows, that the related Mortgaged Premises are contaminated with toxic wastes or have other significant environmental risks, without prior consultation with the Owner.

         The Servicer shall comply with applicable state law with respect to any required notice to the Borrower regarding a default, rights to cure such default, and the commencement of foreclosure proceedings.

         SECTION  4.35.  RETENTION OF ATTORNEYS  FOR  FORECLOSURE  - FORECLOSURE
                         FEES.

         All attorneys' fees, and other costs in respect of any foreclosure or acquisition in lieu of foreclosure shall be negotiated in advance and the
estimated  amount  thereof  shall  be  set  forth  in  the  Servicer's   written
recommendation. Fees in excess of the amount provided in the Fannie Mae Guidelines for routine cases, fees from non-FNMA approved legal counsel or fees for extraordinary legal services shall be approved in writing in advance by the Owner. The billing by the foreclosure attorney shall demonstrate the appropriateness of any extraordinary fees by the services required. In cases of full or partial reinstatement, the fees shall be reasonable and in proportion to the authorized fee for services rendered for a completed foreclosure. Any attorneys' fees, trustee's fees, witness fees, title search fees, court costs or other expenses incurred by the Servicer in respect of any foreclosure or acquisition in lieu of foreclose shall be advanced by the Servicer and subject to reimbursement pursuant to Section 6.

         SECTION 4.36. FORECLOSURE PROCEDURES.

         During the period during which any Mortgage Loan is being foreclosed, funds in the Borrower's Tax and Insurance Reserve, as well as any rent receipts, shall be used to pay all taxes and insurance premiums that become due to the extent permitted by law, with any excess rents being deposited into the P & I Account. The Servicer shall advance (to the extent recoverable) payment of attorneys' fees, trustee's fees and other foreclosure costs at the commencement of foreclosure proceedings.

         The Servicer shall give Notice to the Owner (which notice may be contained in the Servicer's monthly reports pursuant to Article VII) of a foreclosure sale. The Notice shall set forth the date, location and time of the foreclosure sale.

         The Servicer shall be responsible for the general management of the Mortgaged Premises after any acquisition through foreclosure or deed-in-lieu of foreclosure or after the Servicer shall have taken possession of the Mortgaged Premises, whichever first occurs, until the Mortgaged Premises are otherwise disposed of and shall take whatever action is necessary to protect the security for the Mortgage Loan. Such action shall include management, maintenance and protection against vandals or the elements if the Mortgaged Premises are vacated. The Servicer shall also make monthly inspections to assure that the Mortgaged Premises are not damaged by vandals or the elements.

         SECTION 4.37. DISBURSEMENT OF ESCROW ITEMS.

         The Servicer shall pay any obligation which could become a first lien on the Mortgaged Premises. These obligations may include, but are not limited to, taxes, special assessments and ground rents. The Servicer is also responsible for the payment of any Hazard Insurance, Flood Insurance. The aforementioned items should be paid from the Borrower's Escrow funds. If the Borrower's Tax and Insurance Reserve balance is insufficient, the Servicer shall advance funds in order to pay these expenses and be reimbursed therefore pursuant to Section 6.7.

         SECTION 4.38. REINSTATEMENT OF MORTGAGE LOANS.

         If the Borrower offers to reinstate the Mortgage Loan fully during the foreclosure process, the Servicer shall accept the offer. Full reinstatement means payments in certified funds of all payments due to bring the Mortgage Loan current, including Late Charges, if applicable, attorneys' and trustees' fees, any additional legal costs and any other expenditures or advances made by the Servicer during the foreclosure process.

         Upon accepting the reinstatement, the Servicer shall contact the attorney or trustee immediately to avoid incurring additional legal costs or fees. The Servicer shall apply the funds upon receipt.

         SECTION 4.39. PARTIAL PAYMENT TOWARD REINSTATEMENT OF MORTGAGE LOANS.

         Except with respect to a bankruptcy or in connection with a repayment plan giving the Mortgagor a definite period in which to reinstate the Mortgage Loan where the foreclosure action is not terminated as a result thereof, the Servicer shall not accept a partial payment toward reinstatement of a Mortgage Loan in foreclosure without prior approval from the Owner and any mortgage insurer. A partial reinstatement occurs when the Mortgagor offers to pay an amount insufficient to satisfy the delinquent monthly payments, any fees or costs, and any other expenditures or advances during the foreclosure process.

         SECTION 4.40. SERVICING REQUIREMENTS FOR REO.

         Upon acquisition of any Mortgaged Premises, the Servicer is responsible for using reasonable effort in:

                  (a) Managing the property until it is conveyed or sold;

                  (b) Inspecting the property every month;

                  (c) Evicting Borrower if necessary;

                  (d) Paying all taxes, insurance and foreclosure costs;

                  (e) Processing any claims for redemption and otherwise complying with any redemption procedures required by law;

                  (f) Hiring a licensed real estate broker and listing the property for sale, if applicable;

                  (g) Marketing the property, including rehabilitating and repairing the property pursuant to Section 6.7(j), if deemed necessary;

                  (h) Completing the sale of such REO;

                  (i) Depositing sales proceeds to the P & I Account; and

                  (j) Reporting all changes in status and expenses to the Owner on a monthly basis.

         The Servicer is also responsible for the security, management and maintenance of any acquired property.

         The Servicer shall service the REO through its disposition and shall ensure that all funds received with respect to such REO are deposited to the P & I Account.

         SECTION 4.41. MARKETING REO.

         Efforts to market an REO by the Servicer shall begin as soon as reasonably practicable after marketable title is received by the Owner. The Servicer shall get prior written approval of the Owner of any listing arrangements, including the proposed list price and terms and shall promptly notify the Owner in writing regarding purchase offers that are received.

         SECTION 4.42. REHABILITATION.

         The  Servicer  shall  make  reasonable   efforts  to  ensure  that  any
rehabilitation work necessary is done and is done efficiently and properly.

         SECTION 4.43. REQUIRED REO DOCUMENTATION.

         The Servicer will supply the Owner with any documents reasonably requested by the Owner in connection with any REO.

         SECTION 4.44. SATISFACTIONS.

         Upon the payment in full of any Mortgage Loan, or the receipt by the Servicer of a notification that payment in full will be escrowed in a manner customary for such purposes, the Servicer will immediately notify the Custodian by a certification of a Servicing Officer, which certification shall include a statement to the effect that all amounts received or to be received in connection with such payment which are required to be deposited in the Collection Account pursuant to Section 4.04 have been or will be so deposited and shall request delivery to it of the portion of the Mortgage File held by the Custodian. Upon receipt of such certification and request, the Custodian shall promptly release the related mortgage documents to the Servicer and the Servicer shall promptly prepare and process any satisfaction or release.

         In the event the Servicer satisfies or releases a Mortgage without having obtained payment in full of the indebtedness secured by the Mortgage or should it otherwise prejudice any right the Owner may have under the mortgage instruments, the Primary Insurance Policy, if any, or the Pool Policy, if applicable, the Servicer, upon written demand, shall remit to the Owner the then outstanding principal balance of the related Mortgage Loan plus accrued and unpaid interest at the Mortgage Loan Remittance Rate through the last day of the month in which such satisfaction or release occurs by deposit thereof in the Collection Account. The Servicer shall maintain the Fidelity Bond insuring the Servicer against any loss it may sustain with respect to any Mortgage Loan not satisfied in accordance with the procedures set forth herein.

         The Servicer shall make reasonable efforts to satisfy mortgages and release their liens in a timely manner, including the preparation of any required release or satisfaction document. Once the required release or satisfaction documents are executed and the Note is canceled, The Servicer shall promptly send the canceled documents to the Borrower if state law requires such action or the Borrower specifically requests the return of the documents. In other instances, the Servicer may either return the documents to the Borrower or retain them (as long as they are not destroyed until after the retention period required by applicable law). The Servicer should also take any other steps required to release the lien and assure that no penalties are incurred because the actions were not performed in a timely manner. The Servicer may not pass on to the Owner or the Borrower any penalty fee that it has to pay because it failed to process the release and satisfaction documents within the required time frame. The Servicer shall generally follow the procedures set forth in the Fannie Mae Guidelines regarding satisfactions of mortgages.

         SECTION 4.45. DISCLOSURE UPON TRANSFER OF SERVICING.

         The Servicer shall use reasonable efforts to prepare and distribute to Borrowers all necessary disclosures in order to comply with all state and federal laws regarding the disclosure of the transfer of servicing. If the transfer of servicing results from the termination of the Servicer hereunder without cause, the Owner shall pay the cost of preparing and distributing the required notices.

         SECTION 4.46. RESPONSE TO BORROWER INQUIRIES.

         The Servicer is required to respond to all qualified written inquiries by Borrowers as such are defined from time to time by Section 941 of the National Affordable Housing Act, and act at all time in accordance with said Act and all regulations promulgated thereunder.

         SECTION 4.47. ENVIRONMENTAL PROBLEMS.

         If the Servicer has actual knowledge that a Mortgaged Premises is being or has been used in violation of any environmental Requirements or that there has been a release of hazardous materials in, on, under or from such Mortgaged Premises other than in accordance with such Requirements (an "Environmental Problem Property"), the Servicer will notify Owner of the existence of the Environmental Problem Property. Additionally, the Servicer shall set forth in such notice a description of such problem, a recommendation to Owner relating to the proposed action regarding the Environmental Problem Property and the Servicer shall (i) carry out the recommendation set forth in such notice upon receiving Owner's approval, if any, of such recommendation, or (ii) if failure to act immediately would result in a material adverse effect upon Servicer, Owner and/or the Environmental Problem Property, Servicer may take such actions as may be necessary and/or advisable under Accepted Servicing Practices and/or applicable Requirements after giving Owner notice in accordance with the terms and provisions of Section 10.9 hereof. If Owner fails or refuses to respond to any such recommendation as set forth in the immediately preceding sentence, the Servicer shall have no liability to Owner therefor provided that the Servicer acts in a manner consistent with such sentence.

         SECTION 4.48. LIMITATION ON AUTHORITY.

         Notwithstanding anything to the contrary herein, the Servicer shall have no authority without the prior written consent of Owner in its sole discretion to:

                  (a) Sign any document in the name or on behalf of Owner, except pursuant to a duly authorized and executed instrument delivered by Owner under Section 3.4; or

                  (b) Act on behalf of, or hold itself out as having authority to act on behalf of, Owner in any manner that is beyond the scope of this Agreement or the scope of any related Servicing Agreement.

         SECTION 4.49. DIRECTION OF OWNER.

         Notwithstanding anything to the contrary herein, Owner shall have the right to direct the Servicer in writing from time to time to take any reasonable action with respect to a Mortgage Loan or any Mortgaged Premises that is not contrary to this Agreement or any Requirements or the terms of such Mortgage Loan, subject to the Servicer's rights to require Owner to execute any necessary instruments to effect any action or inaction with respect to the Mortgage Loans. The Servicer shall have no liability to Owner in connection with the decision to pursue (as distinguished from the actual performance of) such actions. Owner shall initially, and throughout the term of this Agreement and any related Servicing Agreement, identify two or more individual representatives, each of which acting alone shall have full authority (a) to provide to the Servicer any consent, approval, waiver, or agreement or any other action contemplated from Owner under this Agreement and any related Servicing Agreement, (b) to execute any instruments or take any other actions for Owner relating to the Loans, (c) to execute and deliver any amendments or supplements to this Agreement and any related Servicing Agreement, and (d) to direct the Servicer in writing to take any actions contemplated under this Section 4.49.

         SECTION 4.50. CONFLICTS AND REMOVAL OF ASSETS.

         The Servicer shall use reasonable efforts not to and shall use reasonable efforts to cause its Affiliates not to, acquire a conflict of interest which could materially and adversely affect the Servicer's ability to manage any Mortgage Loan or Mortgaged Premises in the best interests of Owner (any such relationship or conflict, a "Conflicting Interest") without the consent or waiver of Owner. If such Conflicting Interest should arise in the future, the Servicer shall promptly inform Owner, who may remove such Mortgage Loan or Mortgaged Premises from this Agreement or any related Servicing Agreement upon written notice to the Servicer.

         SECTION 4.51. REPORTS PURSUANT TO REQUIREMENTS.

         The Servicer shall be responsible for preparation and filing of all applicable reports and notices with respect to the Mortgage Loans and any REO in accordance with any Requirements.

         SECTION 4.52. COMPUTER SYSTEMS.

         By June 30, 1999 and at all times thereafter, the Servicer shall maintain hardware, firmware or software, or any system consisting of one or more thereof, including, without limitation, any and all enhancements, upgrades, customizations, modifications, maintenance and the like (collectively, a "System"), used by or for the benefit of the Servicer in connection with the performance with Servicer's obligations under this Agreement, in a manner that permits the Servicer to record, store, process, provide and, where appropriate, insert, true and accurate dates and calculations for dates and spans including and following January 1, 2000 (herein referred to as "Year 2000 Compliant"). In addition, "Year 2000 Compliant" shall mean that the System will support the ability for its continued normal usage such that neither the performance nor the correct functioning of the System will be affected by the approach, and passing into, the year 2000. In particular:

                           (i) Year 2000 Compliant  shall mean that no value for
                  current date will cause any interruption in the operation of the System;

                           (ii) All  manipulations  of  time-related  data  will
                  produce the desired results for all valid dates within the application domain and in combination with other products, prior to, through and beyond the year 2000;

                           (iii) Date  elements in  interfaces  and data storage
                  will permit specifying the century to eliminate date ambiguity without human intervention including leap year calculations;

                           (iv) Where any date element is represented  without a
                  century, the correct century shall be unambiguous for all manipulations involving that element; and

         Authorization codes and passwords relative to expiration dates and CPU serial numbers should function normally during year 2000 testing time horizons.


                                    ARTICLE V

                                 LOAN ACCOUNTING

         SECTION 5.1. GENERAL.

         The Servicer will account for and track payments on the Mortgage Loans on a loan-by-loan basis. The Servicer shall maintain complete and accurate records of all transactions affecting any Mortgage Loan. Each Mortgage Loan shall be clearly marked to indicate that it is being serviced for the Owner.

         SECTION 5.2. INDIVIDUAL MORTGAGE LOAN ACCOUNTING REQUIREMENTS.

         All Mortgage Loans will amortize with interest calculated and paid in accordance with the respective Note.

         SECTION 5.3. INTEREST CALCULATIONS.

         Monthly interest calculations for periods of a full month will be based on a 30-day month and a 360-day year, if permitted by the Note or by law. Factors used for such calculations will be carried to ten decimal places.
Interest calculations for periods of less than a full month (such as for a Liquidation) will be calculated on the basis of actual days elapsed in a month and a 360-day year unless otherwise provided by applicable federal or state law.

         SECTION 5.4. APPLICATION OF MORTGAGE LOAN PAYMENTS.

         A payment from the Borrower will normally consist of interest, principal, deposits for insurance and taxes and Late Charges, if applicable. Payments received from Borrowers shall be applied in the following order:

                  (a)      Required monthly interest;

                  (b)      Required monthly principal; and

                  (c)      Deposits for taxes and insurance.

         Only full Monthly Payments (and, following application of funds received to full Monthly Payments, Curtailments) may be applied to a Mortgage Loan. Capitalization is not permitted, except as provided by the terms of any Mortgage Loan that provides for negative amortization or pursuant to a Modification Agreement or as may be required by law in connection with a Bankruptcy "Cram Down" or otherwise.

         The Servicer may waive Prepayment Penalties otherwise due from a Borrower under the terms of the related Note only with the prior consent of the Master Servicer.

         SECTION 5.5. FULL PAYMENT NOT RECEIVED FROM BORROWER.

         If a full payment is not received from the Borrower, the payment may not be applied to the outstanding balance. However, the Servicer shall hold such payment until additional payment is received to make a full payment or, with the prior written consent of the Owner, return the payment to the Borrower.

         SECTION 5.6. CURTAILMENTS.

         The Servicer may accept Curtailments at any time. All installments to bring the Mortgage Loan current, however, shall have been made by the Borrower. If a Mortgage Loan is delinquent, funds received shall be applied to bring the Mortgage Loan current. If there are excess funds after the application of amounts received from the Borrower to Monthly Payments, the excess funds represent a Curtailment and may be applied as a partial principal prepayment.

         A Curtailment may not be used to reduce the Monthly Payment or the Note Rate for any Mortgage Loan, or to postpone the Due Date of any payment. Curtailments shall be deposited into the P & I Account within one Business Day of receipt.

         SECTION 5.7. REAPPLICATION OF PRIOR PREPAYMENTS.

         The Servicer may not automatically reapply prior prepayments or accumulated Curtailments for payment of subsequent installments. Payments advanced to satisfy future installments shall be accounted for as advanced (prepaid) installments of principal and interest. The Servicer should contact the Borrower if there is a question about the Borrower's intention in making any unscheduled payment.

         SECTION 5.8. LIQUIDATIONS.

         A Liquidation is the application of a payment or a realized loss to a Mortgage Loan which reduces the Unpaid Principal Balance to zero. The Servicer shall report a liquidation to the Owner by the third Business Day after such liquidation.


                                   ARTICLE VI

                                   ACCOUNTING

         SECTION 6.1. GENERAL.

         Upon the Servicing Commencement Date, the Servicer shall establish one or more payment clearing accounts for the deposit of all funds collected in connection with the Mortgage Loans (Payment Clearing Account), one or more escrow accounts for the deposit of funds collected in connection with the Mortgage Loans for taxes and insurance (T & I Account), and one or more custodial accounts for the deposit of funds collected in connection with the Mortgage Loans for principal and interest (P & I Account). All of the foregoing accounts shall be maintained in accordance with sound and controlled practices. Except for the Payment Clearing Account (which will be cleared on a daily basis with respect to any funds therein on the first Business Day after the deposit of such funds), the funds in the T & I Accounts and the P & I Accounts may not be commingled with any other funds, including the proceeds of any other mortgage loans or with funds serviced for other investors or for the Servicer's own portfolio.

         SECTION 6.2. ACCOUNT MAINTENANCE.

         Each P & I Account, Payment Clearing Account and T & I Account shall meet the following guidelines:

                  (a) The accounts, other than the Payment Clearing Account shall be held as segregated accounts with a depository institution (commercial bank, mutual savings bank or savings and loan association), the deposits of which are insured by the FDIC and whose short-term unsecured indebtedness for borrowed money is rated in one of the two highest rating categories by Standard & Poor's Ratings Services, Moody's Investors Service, Inc., Co. (a "Qualified Depository")

                  (b) The name of each P & I Account, Payment Clearing Account and T & I Account shall be designated as:

                           (i) Payment Clearing Account: "[Name of Account] Fairbanks Capital Corp. Payment Clearing Account";

                           (ii) T & I  Account:  "[Name  of  Account]  Fairbanks
                  Capital Corp. as Trustee for ["Owner"} and

                           (iii) P & I Account: "P & I Account, ["Owner"]"

                  (c) All collections on the Mortgage Loans shall be deposited to the Payment Clearing Account prior to the opening of business on the Business Day following the day on which such amounts are received by Servicer; and

                  (d) Each T & I Account will be an expense of the Servicer. Such custodial accounts may be interest-bearing accounts provided that such accounts comply with all local, state and federal laws and regulations governing interest-bearing accounts and borrower escrow accounts. The Servicer shall ensure that all interest credited to any account that is not due the respective borrower is removed by the Servicer within 30 days of receipt of such interest.

         If the Servicer elects or is required by law to deposit borrowers' escrow funds into an interest-bearing account, such funds shall be either (i) immediately available or (ii) available in accordance with a schedule which will permit the Servicer to meet its payment obligations hereunder and the Servicer shall remain obligated to pay the Mortgagor's taxes and insurance premiums when due, even if the Mortgagor's Escrow funds are not withdrawable on demand.

         Any amounts held in the P&I Account may be, but are not required to be, invested by Servicer in Permitted Investments; provided, however, that such funds shall be either (i) immediately available or (ii) available in accordance with a schedule that will permit the Servicers to meet its payment obligations hereunder. Other than interest or other income received on Permitted Investments, which shall belong to Servicer and which may be withdrawn by Servicer from the P&I Account in accordance with Section 6.3 hereof, no other amounts may be commingled in the P&I Account. Servicer shall promptly deposit in the P&I Account from its own funds, without any right of reimbursement, the full amount of any losses on its investment of funds in the P&I Account.

         SECTION 6.3. P & I ACCOUNT; REMITTANCE.

                  (a) The following funds received with respect to the Mortgage Loans shall be transferred into the P&I Account on each Business Day to the extent deposited by the Servicer into the Payment Clearing Account on the prior Business Day. Such funds may be net of reimbursements for any unreimbursed Protective Advances and any unpaid servicing compensation with respect to any Mortgage Loan:

                           (i) principal collections  (including prepayments and
                  curtailments);

                           (ii) interest collections;

                           (iii) liquidation Proceeds and Insurance Proceeds (except as set forth in Section 6.5);

                           (iv) the proceeds of any sale of an REO

                           (v) any amounts  deposited  accordance  with the last
                  sentence of Section 6.2.

                  The Servicer shall maintain separate accounting for each of the foregoing types of funds.

                  (b) The Servicer may from time to time withdraw funds from the P&I Account for the following expenses:

                           (i) reimburse itself for any unreimbursed  Protective
                  Advances in accordance with Section 6.6;

                           (ii) to pay itself Ancillary Income;

                           (iii) if applicable,  to pay the Master Servicer, its
                  master servicing compensation in accordance with any master servicing agreement with the Owner;

                           (iv) to make remittances to Owner;

                           (v) to clear and terminate the P&I Account; and

                           (vi) to transfer funds in any P & I Account to another Qualified Depository.

                  (c) On each Remittance Date, the Servicer shall remit all amounts in the P & I Account as of the close of business on the preceding Business Day, net of allowable withdrawals under clauses of
         (i), (iii), (iv) and (v) subsection (b), to the Owner by wire transfer of immediately available funds to the account designated in writing by the Owner.

                  (d) With respect to any remittance received by the Owner after the Business Day on which such payment was due, the Servicer shall pay to the Owner interest on any such late payment at an annual rate equal to the rate of interest as is publicly announced from time to time by The Chase Manhattan Bank, New York, New York, as its prime lending rate, adjusted as of the date of each change, plus two (2) percentage points, but in no event greater than the maximum amount permitted by applicable law. Such interest shall be paid by the Servicer to the Owner on the date such late payment is made and shall cover the period commencing with the Business Day on which such payment was due and ending with the Business Day on which such payment is made, both inclusive. Such interest shall be remitted along with such late payment. The payment by the Servicer of any such interest shall not be deemed an extension of time for payment or a waiver of any Event of Default by the Owner.

         SECTION 6.4. T & I ACCOUNT.

                  (a) The following funds shall be deposited into the T & I Account promptly after the Servicer's receipt and verification of such amounts:

                           (i) Escrow Payments;

                           (ii) loss drafts;

                           (iii) unapplied funds; and

                           (iv) Liquidation Proceeds that offset a deficit balance in Mortgagor's Tax and Insurance Reserve.

The Servicer shall maintain separate accounting for each of these types of funds.

                  (b) The Servicer may make withdrawals from the T & I Account for the following:

                           (i) timely payment of Mortgagors' taxes and insurance
                  premiums;

                           (ii) refunds to Mortgagors of excess Escrow funds collected;

                           (iii) reimbursement to the Owner of all Servicing Expenses paid or advanced by the Owner or to pay itself interest in accordance with Section 6.6 hereof;

                           (iv) pay interest,  if required, to Mortgagors on Tax
                  and Insurance Reserves;

                           (v) removal of any deposits made in error;

                           (vi) termination of the account;

                           (vii) disburse loss drafts to contractors for repairs
                  to Mortgaged Property damaged by hazard losses; and

                           (viii) pay loss drafts to  Mortgagors to the extent a
                  loss draft exceeds total hazard loss repair charges and the T & I reserve deficiency.

The Servicer shall not allow the T & I Account to become overdrawn. If there are insufficient funds in the account, the Servicer shall request funds from the Owner, and the Owner shall advance such amounts as are necessary, to cure the overdraft.

                  (c) The T & I Account is to be designated in the name of the Servicer in trust for the Owner acting as an agent for the Mortgagors' payments in order to show that the account is custodial in nature. The Servicer is required to keep records identifying each Mortgagor's payment deposited into the account.

         SECTION 6.5. TAX AND INSURANCE RESERVES.

         If the law requires payment of interest on Tax and Insurance Reserves to the Mortgagor, the Servicer is solely and fully responsible for payment of such interest. Payment of such interest on Tax and Insurance Reserves shall not be reflected in the Servicer's accounting for principal and interest.

         SECTION 6.6. PROTECTIVE ADVANCES.

         Notwithstanding any other provision hereof, Servicer shall obtain the prior written approval of the Owner prior to incurring any Protective Advance that is over $5,000 unless such Protective Advance is made in an emergency to protect and preserve the Mortgaged Property or public safety in connection with the Mortgaged Property.

         The Servicer shall make advances from its own funds with respect to the payment of such Protective Advances. Notwithstanding any other provision of this Agreement, (i) Servicer shall not be obligated to make any Protective Advance if Servicer deems such advance to be non-recoverable and (ii) Servicer shall have no obligation, responsibility or liability with respect to advances or payments not explicitly required by the terms of this Agreement, including, without limitation, advances for delinquent principal or interest, Curtailment Interest or similar payments or advances other than prepayment interest shortfalls to the extent required pursuant to the transaction documents in a securitization financing.

         Servicer shall be entitled to reimbursement for Protective Advances made in accordance with this Section 6.6 for any Protective Advance that the Servicer later determines to be non-recoverable. Servicer's reimbursement shall be made by Servicer offsetting deposits to the P & I Account by any unreimbursed Protective Advances. In the event that there are insufficient receipts of Liquidation Proceeds and other Mortgage Loan Payments to reimburse Servicer for Protective Advances as such Protective Advances are made, Servicer shall be required to wait until further Liquidation Proceeds or other Mortgage Loan payments are received.

         SECTION 6.7. SERVICER'S OVERHEAD NOT REIMBURSABLE.

         Servicer shall be responsible for all costs and expenses of performing loan servicing under this Agreement. Servicer shall contract for all such services in its own name and not in the name of Owner:

                  (a) all overhead expenses of Servicer;

                  (b) all salaries and wages of Servicer's personnel; and

                  (c)  all  sub-servicing   fees  (not  including  expenses  for
         servicing functions required in connection with any foreclosure) incurred by Servicer to service the Mortgage Loans.

         SECTION 6.8. ACCESS TO RECORDS.

                  (a) The Servicer will establish and maintain a system of (i) records of operational information relating to the collection of Mortgage Loans, the conduct of default management services and the administration, management, servicing, repair, maintenance, rental, sale, or other disposition of Mortgage Loans and Mortgaged Premises and
         (ii) books and accounts, which shall be maintained in accordance with customary business practices, of financial information relating to the Mortgage Loans and the Mortgaged Premises. Information may be maintained on a computer or electronic system.

                  (b) Owner and its respective accountants, attorneys, agents, or designees may at normal business hours of the Servicer and at Owner's expense (without charge by Servicer), upon reasonable prior written notice and at reasonable times during Servicer's regular business hours, examine Servicer's books and records relating to the Mortgage Loans and the Mortgaged Premises. Such records shall not include any proprietary or confidential information, as reasonably determined by the Servicer. In addition, Servicer shall provide to Owner any other information, related to the Mortgage Loans and Mortgaged Premises, reasonably requested by Owner (without charge by Servicer other than for Servicer's out-of-pocket expenses).

                  (c) The Servicer shall provide the Owner access to its computerized loan tracking, or "LTS" system for the purpose of monitoring the information relating to the Mortgage Loans. Costs of any such access shall be born by the Servicer.

         SECTION 6.9. SECURITIZATION FINANCING.

         Notwithstanding anything contained in this Article VI, in the event that the Owner transfers the Mortgage Loans in connection with a securitization financing, the Servicer will account for collections, and allocate and deposit funds in accordance with the provisions of the operative documents executed in connection with such securitization financing, provided, however, that Servicer shall have the right in its sole discretion to resign as Servicer with respect to such transferred Mortgage Loans (i) without payment or liability and (ii) without prejudice to any reimbursement, compensation or fee due hereunder to Servicer with respect to such transferred Mortgage Loans.

         SECTION 6.10. LATE CHARGE PAYMENT.

         Notwithstanding any other provision of this Section 6, Servicer shall pay Owner on a monthly basis twenty (20) percent of all Late Charges actually received by Servicer for the relevant monthly period by (i) paying such amount directly to Servicer or (ii) setting such amount against any amount due Servicer from Owner hereunder with reasonable notice to Owner.


                                   ARTICLE VII

                              REPORTS TO THE OWNER

         SECTION 7.1. REPORTS TO THE OWNER.

                  (a) Not later than the Remittance Date each month (or not later than such other date as specifically set forth below) the Servicer shall prepare and deliver to the Owner the reports identified on Exhibit C attached hereto. The Servicer shall deliver to the Owner a written remittance advice on each Remittance Date. Such remittance advice shall be substantially in the form of Exhibit C.

                  (b) Reports to the Owner. The Owner shall pay the Servicer for any extraordinary servicing reports Owner may request and which are prepared by the Servicer, other than those reports specified in Section 7.01(a). The cost for such reports shall be agreed upon in advance.

         SECTION 7.2. ANNUAL OFFICER'S CERTIFICATE AS TO COMPLIANCE.

         The Servicer shall deliver to the Owner on or before the 90th day after the end of the Servicer's accounting period each year, an Officer's Certificate with respect to this Agreement and any related Servicing Agreement certifying that (i) a review of the Servicer's activities and performance has been made,
(ii) Servicer complied with the minimum servicing standards set forth in the Uniform Single Attestation Program and performed its duties and obligations hereunder and under all related Servicing Agreement in accordance herewith and therewith throughout such year or, if there has been a failure to comply with such standards or a default in the fulfillment of any such duties or obligations, such Officer's Certificate shall specify each such failure or default known to such officer and the nature and status thereof, and (iii) an examination has been made of the Fidelity Bond and the Errors and Omissions Policy maintained by the Servicer and each such bond and policy are in effect and conform to the requirements of this Agreement and all related Servicing Agreements. In addition, Servicer shall provide to Owner all information within Servicer's control reasonably required to ensure completion and issuance of Owner's annual financial statements and tax returns within thirty days after the end of Owner's fiscal year.

         SECTION 7.3. ANNUAL INDEPENDENT PUBLIC ACCOUNTANTS' SERVICING REPORT.

         On or before the 90th day after the end of the Servicer's accounting period each year, the Servicer, at its expense, shall cause a nationally-recognized firm of independent certified public accountants to furnish a report to the Owner to the effect that, on the basis of an examination conducted in compliance with the standards of the American Institute of Certified Public Accountants, such firm is of the opinion that the statement of the Servicer made pursuant to Section 7.2, insofar as such statement relates to the compliance by the Servicer with the minimum servicing standards set forth in the Uniform Single Attestation Program and Sections 5.1 through 5.4, Sections
6.1 through 6.7, Section 6.9 and Sections 7.1 through 7.4, is fairly stated in all material respects, except for exceptions that in the opinion of such firm, the standards of the American Institute of Certified Public Accountants require it to report, in which case such exceptions shall be set forth in such statement.

         SECTION 7.4. MONTHLY DOCUMENT REPORT.

                  (a) In addition to the monthly reports due hereunder, the Servicer shall provide to Owner during the first six months of the term of this Agreement and any related Servicing Agreement (or thereafter, upon Owner's request) a Monthly Document Report in the form and manner reasonably prescribed by Owner, which report shall include a listing with respect to each Mortgage Loan and REO of all missing documents reasonably necessary to service such Mortgage Loan of which servicer has actual knowledge.

         SECTION 7.5. SECURITIZATION FINANCING.

         Subject to Servicers right to resign pursuant to Section 6.9, in addition to the reports required pursuant to this Article VII, in the event that the Owner transfers the Mortgage Loans in connection with a securitization financing, the Servicer will modify the forms of reports or produce any additional reports in accordance with the provisions of the operative documents executed in connection with such securitization financing.


                                  ARTICLE VIII

                            COMPENSATION TO SERVICER

         SECTION 8.1. COMPENSATION TO THE SERVICER.

                  (a) As partial compensation for Servicer's services under this Agreement, Servicer shall be entitled each month to the payment of an amount equal to 1/12 of 0.35% of the principal balance of the Mortgage Loans

                  (b) In connection with the execution of this Agreement, on the Servicing Commencement Date, and "boarding" fee equal to $5.00 per Mortgage Loan.

                  (c) Servicer shall be entitled to all Ancillary Income for any month.

                  (d) Upon a termination of the Servicer without cause pursuant, the Servicer shall be entitled to a termination fee equal to the following:

                           (i) if terminated during the first year following the
                  Servicing Commencement Date, and amount equal to $25.00 per Mortgage Loan;

                           (ii) if terminated  during the second year  following
                  the Servicing Commencement Date, an amount equal to $15.00 per Mortgage Loan; and

                           (iii) if terminated  after the second year  following
                  the Servicing Commencement Date, or terminated after the occurrence of an Event of Default or upon the expiration of the term of this Agreement, an amount equal to $10.00 per Mortgage Loan.

                  (e) Payment of the Servicing Fees shall be made by Servicer offsetting the respective deposits to the P & I Account, pursuant to
         Section 6.4 hereof or as otherwise agreed between Owner and Servicer. The Servicer shall not be entitled to any other servicing compensation from Owner hereunder or under any Servicing Agreement other than the Servicing Fees.


                                   ARTICLE IX

            MERGER OR CONSOLIDATION OF SERVICER; RESIGNATION; DEFAULT

         SECTION 9.1. MERGER OR CONSOLIDATION.

         Anything herein to the contrary notwithstanding, any corporation into which the Servicer may be merged or consolidated or any corporation resulting from any merger or consolidation to which the Servicer shall be a party or any corporation succeeding to the business of the Servicer shall be the successor of the Servicer hereunder without the execution or filing of any paper or any further act on the part of any of the parties hereto; provided, however, that the successor or surviving person to the Servicer shall meet the qualifications set forth in Section 3,[ shall be approved in advance by the Owner in its sole discretion], and shall expressly assume the obligations of the Servicer under this Agreement.

         SECTION 9.2. ASSIGNMENT OR TRANSFER OF SERVICING AGREEMENT.

         The Servicer may not assign or transfer any or all of its rights and obligations under this Agreement without the prior written consent of the Owner. The Owner may assign this Agreement without the consent of the Servicer upon written notice to the Servicer with respect to any and all of the Mortgage Loans, provided such Assignment is made in connection with the sale of the related Mortgage Loans and Servicer shall have received prior to the transfer of such Mortgage Loans all compensation due hereunder with respect to such transferred Mortgage Loans, including without limitation, all servicing compensation under Section 8 and unreimbursed Protective Advances. Notwithstanding an other provision of this Agreement, Servicer shall have the right to assign, transfer or pledge any right Servicer has to receive payment under this Agreement without the consent of, or notice to, the Owner.

         SECTION 9.3. RESIGNATION OF SERVICER.

         Except as otherwise provided in this Section 9.3, the Servicer shall not resign from the obligations and duties hereby imposed on it except upon the determination that its duties hereunder are no longer permissible under applicable law and that such incapacity cannot be cured by the Servicer. Any such determination permitting the resignation of Servicer shall be evidenced by an opinion of counsel, at the Servicer's expense, to such effect delivered to Owner in form and substance reasonably acceptable to Owner. No such resignation shall become effective until the Owner or its designee shall have assumed the Servicer's responsibilities and obligations under this Agreement and any related Servicing Agreement.

         SECTION 9.4. EVENTS OF DEFAULT BY SERVICER.

         The happening of any of the following events shall constitute a default ("Event of Default") by the Servicer under this Agreement and any related Servicing Agreement:

                  (a) Any failure by the Servicer to make any deposit or payment, or to remit any payment, required to be made under the terms of this Agreement and any related Servicing Agreement which continues unremedied for a period of 3 Business Days;

                  (b) Any failure on the part of the Servicer to perform any obligations required under Article VII and such failure continues for 5 Business Days after the date on which the Owner shall have given to the Servicer written notice of such failure and demanding that such failure be cured;

                  (c) Any failure on the part of the Servicer duly to observe or perform in any material respect any other of the covenants or agreements (other than those referred to in Section 9.4(a) and 9.4(b) above) to be performed or observed by it in this Agreement and any related Servicing Agreement, or any material breach of a representation or warranty in Section 3,1, which continues uncured for a period of 10 days after the date on which the Owner shall have given to the Servicer written notice of such failure or breach and demanding that such default be cured;

                  (d)  Any  involuntary  petition  in  bankruptcy  or any  other similar  petition  shall be filed  against  the  Servicer  seeking  any reorganization, arrangement, composition, readjustment, liquidation, dissolution, or similar relief under any present or future federal, state or other statute, law, or regulation, and shall remain in force undischarged or unstayed for 45 days, or if any custodian, trustee, receiver or liquidator of all or any substantial part of the assets of the Servicer shall be appointed or take possession of such assets without the consent or acquiescence of the Servicer and such appointment remains unvacated for 45 days;

                  (e) The Servicer shall consent to the appointment of a trustee, conservator, or receiver or liquidator in any insolvency, readjustment of debt, marshaling of assets and liabilities, or similar proceedings of, or relating to, the Servicer, or all or substantially all of the Servicer's property;

                  (f) The Servicer shall admit in writing its inability to pay its debts generally as they become due, file a petition to take advantage of any applicable insolvency or reorganization statute, make an assignment for the benefit of its creditors, or voluntarily suspend payment of its obligations or take any corporate action in furtherance of the foregoing;

                  (g) the Servicer assigns or attempts to assign its rights to the servicing compensation hereunder or attempts to assign this Agreement or the servicing responsibilities hereunder or any related Servicing Agreement without the consent of Owner except as otherwise expressly permitted by the other terms and provisions of this Agreement; or

                  (h) the Servicer fails to remain qualified as a mortgage servicer for Freddie Mac loans and/or the Servicer disposes of substantially all of its assets.

         In case of any Event of Default, the Owner may provide the Servicer with written notice of the termination of all of the Servicer's authority, powers, and rights under this Agreement. On or after the receipt by the Servicer of such written notice, all authority and power of the Servicer under this Agreement or any related Servicing Agreement, whether with respect to the Mortgage Loans or Mortgaged Premises shall terminate effective as of the date specified in such written notice. Without limiting the generality of the foregoing, the Owner is hereby authorized and empowered to execute and deliver on behalf of the Servicer, as the Servicer's attorney-in-fact, any and all documents and other instruments, and to do or accomplish all other acts or things that in the Owner sole and absolute judgment may be necessary or appropriate to effect termination (with or without cause). The Servicer shall continue to provide services in accordance with this Agreement or any related Servicing Agreement until such date and shall in good faith cooperate fully to transfer the servicing and the management of the Mortgage Loans and Mortgaged Premises and custody of the Servicer Mortgage Loan Files to the Person designated by Owner. Notwithstanding the foregoing, upon any termination the Servicer shall use reasonable efforts do all things reasonably requested by the Owner to effect the termination of the Servicer's responsibilities, rights, and powers hereunder, including, without limitation, providing to the Owner all documents and records reasonably requested by the Owner to enable the Owner or its designee to assume and carry out the duties and obligations that otherwise were to have been performed and carried out by the Servicer hereunder but for such termination. Upon the occurrence of an Event of Default that shall not have been remedied, Owner may also pursue whatever rights it may have at law or in equity to damages, including injunctive relief and specific performance.

         SECTION 9.5. TERMINATION OF THE SERVICER WITHOUT CAUSE.

         The Owner shall have the right to terminate this Agreement without cause with respect to any or all of the Mortgage Loans at any time prior to the expiration of the term of the Servicing Agreement (as set forth in Section 3 thereof), upon notifying the Servicer at least thirty days prior to such termination. In the event of a termination of this Agreement without cause by the Owner, the procedures set forth in Section 9.4 shall be followed and payment made in accordance with Section 8.1 and 9.2 hereof.

         SECTION 9.6. INDEMNIFICATION BY THE SERVICER.

         Pursuant to the terms of Section 9.8, the Servicer, as an Indemnifying Party, hereby agrees to defend, indemnify, and hold harmless the Owner, the Master Servicer, any Indenture Trustee, and any of their successors and assigns, their Affiliates, and all of their respective officers, directors, shareholders, partners, employees and agents, as an Indemnified Party, from and against any and all demands, claims, losses, damages, fines, penalties, attorney fees, judgments and any other costs, fees, and expenses (collectively "Damages") arising from third party claims or actions that were caused by or resulted from a breach by the Servicer or its agents of any representation, warranty or obligation contained in this Agreement or the failure of the servicer to service the Mortgage Loans in compliance with this Agreement.

         SECTION 9.7. INDEMNIFICATION BY THE OWNER.

         Pursuant to the terms of Section 9.8, the Owner, as an Indemnifying Party, hereby agrees to defend, indemnify, and hold harmless the Servicer, as an Indemnified Party, from and against and any and all damages as defined in
Section 9.6, asserted against, resulting to, imposed from, or incurred by the Servicer in favor of a third party by reason of or resulting from any breach by the Owner of any representation or warranty contained in this Agreement.

         SECTION 9.8. INDEMNIFICATION PROCEDURES.

         If, for so long as this Agreement is in effect, a party entitled to indemnification hereunder ("Indemnified Party") has actual notice or knowledge of any claim or loss for which indemnification by an indemnifying party hereunder ("Indemnifying Party") is asserted, the Indemnified Party shall give to the Indemnifying Party written notice within such time as is reasonable under the circumstances, describing such claim or loss in reasonable detail. In the event that a demand or claim for indemnification is made hereunder with respect to losses the amount or extent of which is not yet known or certain, the notice of demand for indemnification shall so state, and, where practicable, shall include an estimate of the amount of the losses.

                  (a) Unless applicable law mandates a cure within a shorter period of time, the Indemnifying Party shall have 30 calendar days from the date of receipt by Indemnifying Party of written notice of a breach of the Indemnifying Party's representations within which to cure such breach or if such breach cannot be cured within 30 days but Servicer has commenced efforts to cure, then within 60 calendar days of such notice. In the event a breach is cured by the Indemnifying Party, the Indemnifying Party shall execute a written acknowledgment of the cure in such form as is approved or provided by the Indemnified Party.

                  (b) In the case of actual notice of indemnification hereunder involving any litigation, arbitration or legal proceeding, the Indemnifying Party shall have responsibility to, and shall employ counsel acceptable to the Indemnified Party, and shall assume all expense with respect to, the defense or settlement of such claim; provided however, that:

                           (i) the Indemnified Party shall be entitled to participate in the defense of such claim and to employ counsel at its own expense to assist in the handling of such claim; and

                           (ii) the  Indemnifying  Party shall  obtain the prior
                  written approval of the Indemnified Party before entering into any settlement of such claim or ceasing to defend against such claim if, pursuant to or as a result of such settlement or cessation, (1) injunctive or other relief (excepting the payment of money damages) would be imposed against any Indemnified Party which could materially interfere with the business, operations, assets, conditions (financial or otherwise) or prospects of the Indemnified Party, or (2) the settlement of cessation shall result in an indemnification obligation of the Indemnifying Party that, in the reasonable judgment of the Indemnified Party, cannot be fulfilled by the Indemnifying Party in accordance with the terms of this Agreement. If the Indemnifying Party does not provide to the Indemnified Party, within fifteen (15) days after receipt of a notice of indemnification, a written acknowledgment that the Indemnifying Party shall assume responsibility for the defense or settlement of such claim as provided in this Section 9.8, the Indemnified Party shall have the right to defend and settle the claim n such manner as it may deem appropriate at the cost and expense of the Indemnifying Party, and the Indemnifying Party shall promptly reimburse the Indemnified Party therefor in accordance with this Agreement.

                  (c) All indemnifications provided for under this Agreement shall survive any termination of this Agreement, the liquidation of any Mortgage Loan or the transfer or assignment by Owner to another Person of any Mortgage Loan or any interest in any Mortgage Loan.

         SECTION 9.9. CONSENT.

         Notwithstanding anything to the contrary herein, whenever the Owner's consent is required in this Agreement, the Owner's consent shall not be required with respect to a particular Mortgage Loan if the Owner has waived its right of consent in writing.

         If the Owner's consent for any act or omission is required under the terms of this Agreement or any Servicing Agreement, and the Servicer has attempted to obtain the Owner's consent pursuant to the provisions of Section
10.9 and the Owner has not responded to such consent request within 3 Business Days, the Servicer may proceed with such action or omission in accordance with the Accepted Servicing Practices and upon the determination that such action or omission is in the best interest of the Owner.


                                    ARTICLE X

                                  MISCELLANEOUS

         SECTION 10.1. ERRORS AND OMISSIONS COVERAGE AND FIDELITY COVERAGE.

         [The Servicer shall maintain, at all times at its own expense, in the amounts described below: (i) an Errors and Omissions Policy and (ii) a Fidelity Bond with broad coverage, in each case from an incorporated surety company authorized to do business in the state in which the Servicer has its principal place of business. The Servicer shall maintain the Errors and Omissions Policy and Fidelity Bond in such form and amount that would meet the requirements of Fannie Mae or Freddie Mac if either were the purchaser of the Mortgage Loans. The Fidelity Bond may be in the form of either individual bonds or a blanket bond. The coverage shall explicitly insure the Servicer, the Owner, and their respective successors and assigns, against any losses resulting from dishonest, fraudulent, criminal or negligent acts, errors or omissions on the part of Officers, employees, or other persons acting on behalf of the Servicer. Such bond and policy shall be obtained from companies with a general policyholder's rating that would be acceptable to Fannie Mae or Freddie Mac if either were the purchaser of the Mortgage Loans.

         The Errors and Omissions Policy and Fidelity Bond may not be changed except by an increase in the amount of coverage. The Servicer shall furnish to the Owner on request, copies of all binders, and policies or certificates evidencing that such bonds and insurance policies are in full force and effect and a statement from the surety and the insurer that such Errors and Omissions Policy or Fidelity Bond shall in no event be terminated or materially modified without thirty (30) days prior written notice by registered mail to the Owner.

         The Servicer shall also maintain at all times at its own expense comprehensive general liability, automobile liability, worker's compensation, and other insurance as necessary to protect the interest of the Servicer in connection with the Servicer's performance of this Agreement and any related Servicing Agreement which is not directly related to specific Mortgage Loans or Mortgaged Premises.

         SECTION 10.2. NO ASSIGNMENT OR DELEGATION OF DUTIES BY SERVICER.

         Except as expressly provided in this Agreement, the Servicer shall not pledge, assign, or transfer any of its rights, benefits, or privileges under this Agreement to any other Person, or delegate to or subcontract with, authorize, or appoint any other Person to perform any of the duties, covenants, or obligations to be performed by the Servicer hereunder, without the prior written consent of the Owner, which consent shall not be unreasonably withheld and any agreement, instrument, or act purporting to effect any such assignment, transfer, delegation, or appointment shall be void. Notwithstanding the foregoing, the Servicer shall have the right without the prior written consent of the Owner and hereby agrees to delegate to or subcontract with or authorize or appoint an Affiliate of the Servicer to perform and carry out any duties, covenants, or obligations to be performed and carried out by the Servicer hereunder to the extent that such duties, covenants, or obligations are to be performed in any state or states in which the Servicer is not authorized to do business as a foreign corporation but in which the Affiliate is so authorized. In no case, shall any permitted assignment relieve the Servicer of any liability to the Owner hereunder. Notwithstanding an other provision of this Agreement, Servicer shall have the right to assign, transfer or pledge any right Servicer has to receive payment under this Agreement without the consent of, or notice to, the Owner.

         SECTION 10.3. BINDING NATURE OF AGREEMENT; ASSIGNMENT.

         This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and permitted assigns. The Owner may assign its rights and obligations hereunder in whole or in part without the consent of the Servicer and shall notify the Servicer of any such assignment. Upon such an assignment, the original Owner shall be released from any obligations that arise on or after the effective date of such assignment with respect to the Mortgage Loans assigned, and the new Owner shall assume any obligations as of such date. In the event that an assignment relates to some, but not all, of the Mortgage Loans, the Servicer hereby agrees to establish separate, segregated servicing accounts for each separate Owner and shall account for, remit and reimburse itself in a segregated manner.

         SECTION 10.4. ASSIGNMENT. ENTIRE AGREEMENT; WAIVERS.

         This Agreement contains the entire agreement and understanding between the parties hereto with respect to the subject matter hereof, and supersedes all prior and contemporaneous agreements, understandings, inducements, and conditions, express or implied, oral or written, or any nature whatsoever with respect to the subject matter hereof.

         Each of the Servicer or Owner may, by written notice to the other, extend the time for or waive the performance of any of the obligations of such other hereunder. The waiver by any party hereto of a breach of this Agreement or any related Servicing Agreement shall not operate or be construed as a waiver of any other or subsequent breach. No delay, omission, or act by a party shall be deemed a waiver of such party's rights, powers, or remedies. No course of dealing between the parties hereto shall operate as a waiver of any provision hereof.

         SECTION 10.5. AMENDMENTS AND SUPPLEMENTS.

         This Agreement may not be modified, amended or superseded other than by an agreement in writing between the Servicer and the Owner.

         SECTION 10.6. CONTROLLING LAW.

         THIS AGREEMENT AND ALL QUESTIONS RELATING TO ITS VALIDITY, INTERPRETATION, PERFORMANCE AND ENFORCEMENT SHALL BE GOVERNED BY AND CONSTRUED, INTERPRETED, AND ENFORCED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT GIVING EFFECT TO ITS CONFLICTS OF LAWS PRINCIPLES.

         SECTION 10.7. NO JOINT VENTURE; LIMITED AGENCY.

         The services provided by the Servicer are in each case those of an independent contractor providing a service. Nothing contained in this Agreement or any related Servicing Agreement: (i) shall constitute the Servicer and Owner as members of any partnership, joint venture, association, syndicate, unincorporated business, or other separate entity, (ii) shall be construed to impose any liability as such on the Servicer or Owner, or (iii) shall constitute a general or limited agency or be deemed to confer on it any express, implied or apparent authority to incur any obligation or liability on behalf of the other.

         SECTION 10.8. COUNTERPARTS.

         This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which taken together shall constitute one and the same instrument.

         SECTION 10.9. NOTICES.

         Notwithstanding any provision in this Agreement to the contrary, the Servicer agrees to make reasonable efforts to contact Owner telephonically following the delivery of any notice delivered pursuant to this Section 10.9 to the extent (a) Servicer would be permitted to take certain actions under this Agreement in the absence of a response to such notice by the Owner or (b) approval of the Owner is required to take any action related to such notice. All notices, requests, demands, and other communications required or permitted under this Agreement shall be in writing and shall be deemed to have been duly given, made, and received: (a) upon receipt if delivered personally (unless subject to clause (b)) or if mailed by registered or certified mail return receipt requested, postage prepaid; (b) at 5:00 p.m. local time on the business day after dispatch if sent by a nationally recognized overnight courier; or (c) upon the completion of transmission (which is confirmed by telephone or by a statement generated by the transmitting machine and confirmed by telephone) if transmitted by telecopy or other means of facsimile which provides immediate or near immediate transmission to compatible equipment in the possession of the recipient, in any case to the parties at the following addresses or telecopy numbers (or at such other address or telecopy number for a party as will be specified by like notice):

         (a)      If to the Owner:
                  Fremont Investment & Loan
                  175 North Riverview Drive
                  Anaheim, California  92808
                  Attention:  Mr. Kyle Walker

         (b)      If to the Servicer:

                  Fairbanks Capital Corp.
                  3815 South West Temple
                  Salt Lake City, Utah  84115-4412

or:

                  P.O. Box 65250
                  Salt Lake City, Utah  84165-4412
                  Attention: Mr. Thomas D. Basmajian, Facsimile:  801-293-

with a copy to:

                  Wilmer, Cutler & Pickering
                  2445 M Street, N.W.
                  Washington, DC   20007-1420
                  Attention:  Russell J. Bruemmer


         Any party may alter the address to which communications or copies are to be sent by giving notice of such change of address in conformity with the provisions of this paragraph for the giving of notice.

         SECTION 10.10. PROVISIONS SEPARABLE; INTERPRETATION.

         The provisions of this Agreement are independent of and separable from each other, and no provision shall be affected or rendered invalid or unenforceable by virtue of the fact that for any reason any other or others of them may be invalid or unenforceable in whole or in part. No provision of this Agreement or any related Servicing Agreement shall be construed against or interpreted to the disadvantage of any party hereto by any court or other authority by reason of such party having or being deemed to have structured, dictated, or drafted such provision. The parties hereto acknowledge that no other agreement entered into by the Servicer for the provision of servicing, default management services, and property management and disposition services shall be used or referred to in construing the provisions of this Agreement or any related Servicing Agreement.

         SECTION 10.11. CONFIDENTIALITY.

                  (a) The Servicer shall treat confidentially (and not disclose to any Third Party, other than its Representatives and its auditors, accountants, and regulators, who shall agree to keep same confidential) this Agreement and any related Servicing Agreement, the transactions contemplated hereby, and all non-public information concerning the Mortgage Loans and the servicing thereof in connection with this Agreement and any related Servicing Agreement obtained or in the possession of the Servicer or its directors, officers, employees, agents, or advisors (collectively, "Representatives"), and all notes, analyses, compilations, studies, or other documents which contain or otherwise reflect such information in a manner that identifies or permits identification of individual Mortgage Loans (this Agreement and any related Servicing Agreement, the transactions contemplated hereby, and such information and documents collectively, the "Loan Material"). The foregoing agreement shall not be applicable to any information that is publicly available when provided, that thereafter becomes publicly available or that is required to be disclosed by a party or its Representatives by judicial, administrative, or legislative process in connection with any action, suit, proceeding, or claim or otherwise by applicable law, that becomes known to the Servicer from a source other than Owner or any other source not known to the Servicer to be bound by an agreement or duty to maintain the confidentiality of such information, or that was known to the Servicer without a duty of confidentiality prior to entering into this Agreement. Information shall be deemed "publicly available" if it is contained in materials available to the public.

                  (b) The Servicer agrees that it and its Representatives shall use all Loan Material solely for the benefit of Owner in connection with its servicing of the assets hereunder; and Owner agrees that the Servicer is entitled to disclose Loan Material to Third Parties to the extent it is reasonably necessary for the Servicer to reveal the Loan Material in connection with the performance of the Servicer's obligations under this Agreement or any related Servicing Agreement or in the defense of legal proceedings against the Servicer, or if the Servicer reasonably believes it is in the best interests of Owner, such as disclosure of property sale information to multiple listing services.

                  (c) The Servicer shall, and shall cause its Representatives:

                           (i) not to issue any news release or otherwise publicize in any manner this Agreement, any related Servicing Agreement, or the transactions contemplated hereby, without the prior written consent of Owner;

                           (ii) not to  identify to any Third  Party,  including
                  any Borrower with respect to an asset, the owners, officers, or directors of Owner or its Affiliates, without the prior written consent of Owner; and

                           (iii) not to use the name of the Owner or the name of
                  any Affiliate thereof, or identify any of the foregoing, in connection with this Agreement, any related Servicing Agreement, or the transactions contemplated hereby or any marketing or promotional activity of the Servicer, without the prior written consent of Owner.

         SECTION 10.12. EXPENSES.

         The parties shall bear their own legal and other expenses incurred in the negotiation, execution and delivery of this Agreement and any related Servicing Agreement.

         IN WITNESS WHEREOF, the parties hereto have executed this Agreement Regarding Standard Servicing Terms as of the date set forth above.



Servicer:                                FAIRBANKS CAPITAL CORP.,
                                            a Utah corporation


                                         By:____________________________________
                                            Name:
                                            Title:


Owner:                                   FREMONT INVESTMENT & LOAN,
                                            a California industrial loan company


                                         By:____________________________________
                                            Name:
                                            Title:

            EXHIBIT A TO AGREEMENT REGARDING STANDARD SERVICING TERMS

                           FORM OF SERVICING AGREEMENT

         This Servicing Agreement, made this ___ day of ________, 199_, by and between [FREMONT], having an office at [ ], (the "Owner") and FAIRBANKS CAPITAL CORP., a Utah corporation, having an office at 3815 South West Temple, Salt Lake City, Utah 84115-4412(the "Servicer"), recites and provides as follows:

                                 R E C I T A L S

         WHEREAS, Owner and Servicer executed and delivered that certain Agreement Regarding Standard Servicing Terms dated [ ] 1, 199[ ] (the "Standard Terms Agreement");

         WHEREAS, the Standard Terms Agreement sets forth certain standard provisions for the servicing of residential mortgage loans by Servicer on behalf of Owner; and

         WHEREAS, Owner and Servicer desire that Servicer service the mortgage loans described on the attached Mortgage Loan Schedule pursuant to the terms hereof and the terms of the Standard Terms Agreement.

                                    AGREEMENT

         NOW, THEREFORE, in consideration of the mutual promises, covenants, representations and warranties hereinafter set forth and for other good and valuable consideration, the receipt and adequacy of which is hereby acknowledged, the Owner and the Servicer agree as follows:

         Section 1. Definitions. Capitalized terms used herein and not otherwise defined herein shall have the meanings specified in the Standard Terms Agreement. The following terms shall have the meanings set forth below:


         "Custodian"                         ___________________________________


         "Custodial Agreement"               That certain Custodial Agreement
                                             between the Custodian, Servicer and
                                             Owner dated as of even date
                                             herewith.


         "Servicing Commencement Date"       ___________________________________


         Section 2. Duties and Responsibilities of the Servicer. Servicer agrees to service the Mortgage Loans on behalf of Owner, its successors and assigns, in accordance with the provisions of this Servicing Agreement and the Standard Terms Agreement.

         Section 3. Term of Mortgage Loan Servicing Agreement. The duties, responsibilities, and obligations to be performed and carried out by Servicer under this Servicing Agreement shall commence upon the execution of this Servicing Agreement and shall terminate (a) as to any Mortgage Loan upon the distribution of the final payment or Liquidation Proceeds on the last Mortgage Loan or REO Property subject to this Servicing Agreement and (b) as to all the Mortgage Loans [(x) upon the expiration of a rolling 90 day term , if required in connection with a securitized financing or (y) otherwise] in accordance with the Standard Terms Agreement.

         Section 4. Compensation. In consideration of the services rendered under this Servicing Agreement, the Servicer shall be entitled to such fees as are provided for in the Standard Terms Agreement.

         Section 5. Standard Terms. Servicer acknowledges that the Standard Terms Agreement prescribes additional terms and conditions under which Servicer is to service the Mortgage Loans. The terms of the Standard Terms Agreement are incorporated herein by reference and are made a part hereof. Servicer agrees to perform and observe the duties, responsibilities and obligations that are to be performed and observed by Servicer under the Standard Terms Agreement as said Agreement may be amended from time to time, and further agrees that the Standard Terms Agreement, as amended or supplemented, is and shall be a part of this Servicing Agreement to the same extent as if set forth herein in full. If any provision of the Standard Terms Agreement conflicts with any provision of this Servicing Agreement, the terms of this Servicing Agreement shall govern.

         Section 6. Representations and Warranties. Servicer and Owner hereby remake the representations and warranties contained in the Standard Terms Agreement with respect to this Servicing Agreement.

         Section 7. Assignment and Delegation of Duties by Servicer. Except as otherwise expressly provided in the Standard Terms Agreement, Servicer shall not assign or transfer any of its duties, rights, benefits or privileges under this Servicing Agreement.

         Section 8. Assignment by Owner. Except as provided in the Standard Terms Agreement, Servicer agrees that Owner, its successors and assigns, may at any time, without the consent of Servicer, assign and transfer its right, title and interest under this Servicing Agreement to any other Person.

         Section 9. Notices. All notices under this Servicing Agreement shall be made as provided in the Standard Terms Agreement.

         Section 10. Severability. Each part of this Servicing Agreement is intended to be severable. If any term, covenant, condition or provision hereof is unlawful, invalid, or unenforceable for any reason whatsoever, and such illegality, invalidity, or unenforceability does not affect the remaining parts of this Servicing Agreement, then all such remaining parts hereof shall be valid and enforceable and have full force and effect as if the invalid or unenforceable part had not been included.

         Section 11. Rights Cumulative; Waivers. The rights of each of the parties under this Servicing Agreement are cumulative and may be exercised as often as any party considers appropriate. The rights of each of the parties hereunder shall not be capable of being waived or varied otherwise than by an express waiver or variation in writing. Any failure to exercise or any delay in exercising any of such rights shall not operate as a waiver or variation of that or any other such right. Any defective or partial exercise of any of such rights shall not preclude any other or further exercise of that or any other such right. No act or course of conduct or negotiation on the part of any party shall in any way preclude such party from exercising any such right or constitute a suspension or any variation of any such right.

         Section 12. Headings. The headings of the Sections contained in this Servicing Agreement are inserted for convenience only and shall not affect the meaning or interpretation of this Servicing Agreement or any provision hereof.

         Section 13. Construction. Unless the context otherwise requires, singular nouns and pronouns, when used herein, shall be deemed to include the plural of such noun or pronoun and pronouns of one gender shall be deemed to include the equivalent pronoun of the other gender.

         Section 14. Assignment. This Servicing Agreement and the terms, covenants, conditions, provisions, obligations, undertakings, rights and benefits hereof, including any Exhibits and Schedules hereto, shall be binding upon, and shall inure to the benefit of, the undersigned parties and their respective heirs, executors, administrators, representatives, successors, and assigns.

         Section 15. Counterparts. This Servicing Agreement may be executed in any number of counterparts, each of which shall constitute one and the same instrument, and either party hereto may execute this Servicing Agreement by signing any such counterpart.

         Section 16. Governing Law. This Servicing Agreement shall be construed, and the rights and obligations of the Servicer and the Owner hereunder determined, in accordance with the laws of the State of New York determined without regard to its laws concerning conflicts of laws.

         IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first written above.

Servicer:                               FAIRBANKS CAPITAL CORP.,
                                        a Utah corporation


                                        By:_____________________________________
                                        Name:
                                        Its:


Owner:                                  FREMONT INVESTMENT & LOAN
                                        a California industrial loan company


                                        By:_____________________________________
                                        Name:
                                        Title:

            EXHIBIT B TO AGREEMENT REGARDING STANDARD SERVICING TERMS

                                 FORM OF RECEIPT



To:      _________________________________ [Address]



Re:      [The Custodial Agreement]

         In connection with the administration of the Mortgage Loans held by you as the Custodian on behalf of the Servicer, we request the release, and acknowledge receipt, of the (Custodial File/(specify documents]) for the Mortgage Loan described below, for the reason indicated.

Mortgagor's Name, Address & Zip Code: Mortgage Loan Number:

Reason for Requesting Documents (check one)

o        1.       Mortgage Loan Paid in Full.
                  (The Servicer hereby certifies that all amounts received in connection therewith have been credited to the P & I Account as provided in the Servicing Agreement.)

o        2.       Repurchase Pursuant to the Mortgage Loan Sale Agreement.
                  (The Servicer hereby certifies that the repurchase price has been credited to the account as provided in the Servicing
                  Agreement.)

o        3.       Mortgage Loan Liquidated By ____________
                  (The   Servicer   hereby   certifies   that  all  proceeds  of
                  foreclosure, insurance, condemnation or other liquidation have been finally received and credited to the P & I Account pursuant to the Servicing Agreement.)

o        4.       Mortgage Loan in Foreclosure

o        5.       Other (explain)

         If box 1, 2 or 3 above is checked, and if all or part of the Custodial File was previously released to us, please release to us our previous request and receipt on file with you, as well as any additional documents in your possession relating to the specified Mortgage Loan.

         If box 4 or 5 above is checked, upon our return of all of the above documents to you as the Custodian, please acknowledge receipt by signing in the space indicated below, and returning this form.

                  ______________________________
                  Servicer
                  By:___________________________
                  Name:_________________________
                  Title:________________________
                  Date:_________________________


Consent of Owner

By:________________________
Name:______________________
Title:_____________________
Date:______________________


Acknowledgment of Documents returned to the Custodian:

___________________________
Custodian
By:________________________
Name:______________________
Title:_____________________
Date:______________________

                                   EXHIBIT C
                              REPORTS TO THE OWNER

                             FAIRBANKS CAPITAL CORP.
               30 - 60 - 90+ DELINQUENCY REPORT FOR INVESTOR: ABC
                             Data as of: 03/31/1999

                                                    PRINCIPAL
     STATUS         LOAN COUNT          %            BALANCE            %
---------------- --------------- --------------- --------------- ---------------

Current

30 Days

60 Days

90 Days

120 Days

150 Days

180+ Days

Bankruptcy

Foreclosure

----------------
 INVESTOR TOTAL:

                                                      FAIRBANKS CAPITAL CORP.
                                                 CURRENT DAILY DELINQUENCY SUMMARY


------------------------------------------------------------------------------------------------------------------------------------
Days Delinquent with month cutoffs are being used instead of Delinquency buckets                                   Date:  07/07/1999
Report ID:  AD026A                                   Data as of:  07/06/1999                                                Page:  1
------------------------------------------------------------------------------------------------------------------------------------
CURRENT    1 - 7   8 - 14   15 - 21  22 - EOM   30 - 59   Ratio    60 - 89  Ratio     90+    Ratio  Total Delq.  Ratio   Total Loans
 Count     Count   Count     Count    Count      Count    Count     Count   Count    Count   Count     Count     Count     Count
 -----     -----   -----     -----    -----      -----    -----     -----   -----    -----   -----     -----     -----     -----
 Amount   Amount   Amount   Amount    Amount    Amount    Amount   Amount   Amount  Amount   Amount   Amount     Amount    Amount
------------------------------------------------------------------------------------------------------------------------------------



                                   SCHEDULE I

                             FAIRBANKS CAPITAL CORP.
                        SERVICING POLICIES AND PROCEDURES

                                   COLLECTIONS

         Fairbanks specializes in the servicing of non-performing loans which frequently require an aggressive approach on the part of the Loan Servicing Representative. Loan Servicing Representatives are required to have a thorough working knowledge of and comply with the Federal Fair Debt Collection Practices Act, the Real Estate Settlement Procedures Act (RESPA) and applicable FNMA (Fannie Mae), FHLMC (Freddie Mac), HUD, VA and PMI requirements. Loan Servicing Representatives are also required to be familiar with the applicable collection requirements imposed by various servicing agreements.

         Loan Servicing Representatives ("LSRs") are expected to make a note in LTS each time activity is generated on the loan (contacts, attempts, letters, and follow-ups). Notes describing telephone contacts must fully describe the matters discussed including the reasons for deficiency or default and options or plans to cure the deficiency or default. This information is used by other departments and may be required by Fannie Mae, Freddie Mac, HUD, the VA or PMI companies or investors under some circumstances.

Organizational Structure

         Primary Collections

                  Primary Collection LSRs service delinquent loans which are five to 31 days past due. LSRs attempt to resolve the delinquencies through telephone and written contact.

         Combat Collections

                  Combat LSRs service loans which are 31 days or more delinquent and continue to service the loan through the resolution of the loan. In their efforts to help the borrowers reinstate their loans, Combat LSRs may offer alternative resolutions to resolve loan delinquency, including loan modifications, forbearance plans, and short sales. If the borrowers are unable to reinstate the loan, Combat LSRs work closely with the Legal Department to resolve the loan through liquidation. Combat LSRs are required to have at least one year of debt collection experience.

         Time Tables

         The following are general guidelines only. LSRs are required to be familiar with and check the applicable servicing agreements and Fannie Mae, Freddie Mac, PMI, HUD/FHA and VA guidelines for provisions, regulations or laws pertaining to the collection and foreclosure of loans serviced by Fairbanks.

         Sub-Prime Loans (with and without PMI)

                  Note: Each PMI company has its own guidelines for notices of default and intent to foreclose. LSRs must review the applicable guidelines prior to initiating foreclosure proceedings.

                  (a)      5 Days Delinquent

                             Telephone contact is attempted with borrowers whose
                           payment has not been received by the fifth day after the due date. The LSR will determine whether the payment has been sent and if so, when and if not, payment arrangements are negotiated. At this time, if payment has not been received the "5-Day Notice" is sent.

                  (b)      11 - 12 Days Delinquent

                             Mail late notice to borrowers whose payment has not
                           been received by the eleventh day after the due date and call by the twelfth day. Continue with phone contact attempts to make arrangements to bring the loan current.

                  (c)      16 Days Delinquent

                             Borrowers  whose loans are 16 days  delinquent will
                           receive written notice that late fees have been imposed. If the 16th day falls on a weekend or holiday, notices will be sent after the payment posting of the next business day. LSRs will continue to attempt telephone contact with the delinquent borrowers.

                  (d)      21 Days Delinquent

                             Within 5 days of sending the "16-Day Late  Notice,"
                           LSRs will make at least two attempted phone contacts per week with the borrowers to discuss the delinquency of the loan and potential resolutions to the delinquency. If payment has not been received by the 21st day, the "21-Day Late Notice" is sent.

                  (e)      26 Days Delinquent

                             The  26  day  delinquency  notice  advising  of the
                           pending "Notice of Default" is sent via Western Union. Simultaneously, efforts will be made to contact borrower to make arrangements to bring loan current.

                  (f)      25 - 31 Days Delinquent

                             If the borrowers  fail to make a payment within the
                           month that it is due and the account is past due for two payments, a demand for payment is mailed, subject to the provisions of the applicable servicing agreement. The demand is sent via certified mail, return receipt requested, and regular, first class mail. The demand requires the borrowers to pay the full amount due to avoid further legal action. A field inspection is ordered on the 31st day of delinquency. Phone contact is continued to determine reason for default.

                  (g)      31 - 60 Days Delinquent

                           LSRs  attempt  to make  telephone  contact  with  the
                  borrowers a minimum of two days a week to resolve the delinquency prior to referral for foreclosure.

                  (h)      35 to 45 Days Delinquent

                             If  possible,  a  face-to-face  interview  must  be
                           arranged with the borrowers who are 35 to 45 days delinquent for the purposes of determining the cause of the default and developing a plan to cure the default. If a face-to-face interview cannot be arranged due to the borrower's lack of geographic proximity to Fairbanks, the LSR will request a second delinquency contact inspection (AKA property inspection). Delinquency contact inspectors verify who is living in the property or if the property has been abandoned.

                           (i)      Abandoned Property

                             If the  property has been  abandoned,  the LSR must
                           arrange for the delinquency contact inspector to secure the property and address any health or personal injury hazards which may exist, in accordance with the applicable servicing agreement. Foreclosure proceedings must commence immediately.

                           (ii)     Property Vacant and Listed for Sale

                             If the property is vacant and listed for sale,  the
                           LSR will contact the listing agent to discuss the status of any pending offers for the property. Contact information for the borrowers must also be obtained or verified with the listing agent. Foreclosure proceedings must commence immediately.

                           (iii)    Demand Expired - No Plan for Reinstatement

                             If the demand for payment has expired  with no plan
                           for reinstatement, the LSR submits the loan to the Default Review Committee. If the committee approves the foreclosure, the loan is referred to the legal department to commence foreclosure proceedings in accordance with applicable servicing agreement requirements.

                  (i)      Approximately 45 Days Delinquent

                             If the loan is insured  through a private  mortgage
                           insurance ("PMP") company, the Claims Department will send the NOD to the PMI company prior to the 20th day of the second month of delinquency.

                  (j)      45 - 61 Days Delinquent

                             The LSR will prepare a foreclosure review worksheet
                           and submit the loan to the Default Review Committee. If the committee approves the foreclosure, the loan is referred to the Legal Department to commence foreclosure proceedings as soon as the demand expires in accordance with applicable servicing agreement requirements. Foreclosure should be approved no later than the 61st day of delinquency.

                  (k)      50 - 65 Days Delinquent

                             On  approximately  the 62nd day of delinquency  and
                           after the expiration of the demand, if Fairbanks and the borrowers have not agreed on a plan to cure the default, the Legal Department will refer the loan to local counsel for foreclosure. The LSR will continue to contact the borrowers by telephone even after the loan has been approved for foreclosure until all avenues to cure the default have been exhausted.

                  (l)      During  and  After  Foreclosure  and  the  Redemption
                           Period

                             LSRs  will  maintain  contact  with  the  borrowers
                           during the foreclosure process and attempt to cure the default prior to the foreclosure sale. After foreclosure, throughout and after the redemption period, the LSRs will maintain contact with the borrowers to pursue any deficiency amounts and, if applicable under state law, possible reinstatement.